Filed Pursuant to Rule 424(b)(3)
Registration No. 333-192475

PROSPECTUS SUPPLEMENT NO. 4

SCHOOL SPECIALTY, INC.

402,296 shares of Common Stock

This prospectus supplement relates to the prospectus dated August 25, 2014, which covers the sale of an aggregate of up to 402,296 shares of our common stock, $0.001 par value per share (the “Common Stock”), by the selling stockholders identified in the prospectus (collectively with any such holder’s transferee, pledgee, donee or successor, referred to below as the “Selling Shareholders”). The shares of common stock covered by the prospectus were issued in connection with the voluntary petitions for relief under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) filed by us and certain of our subsidiaries (collectively, the “Debtors”) on January 28, 2013, pursuant to the May 23, 2013 Bankruptcy Court order confirming the Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, as corrected by the Bankruptcy Court on June 3, 2013.

We will not receive any proceeds from the sale by the Selling Shareholders of the shares covered by the prospectus.

This prospectus supplement is being filed to include the information set forth in our report on Form 8-K filed on November 4, 2014, which is set forth below. This prospectus supplement should be read in conjunction with the prospectus, which is to be delivered with this prospectus supplement.

The last reported price of our common stock on the OTCQB marketplace on November 11, 2014 was $120.00 per share. Although our stock is quoted in the OTCQB, it is thinly traded, and as a result our investors do not have a meaningful degree of liquidity. Our executive offices are located at W6316 Design Drive, Greenville, Wisconsin 54942, and our telephone number is (920) 734-5712.

Investing in our securities involves risks. You should carefully consider the Risk Factors beginning on page 1 of the prospectus before you make an investment in our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if the prospectus or this prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is November 12, 2014.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2014

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive

Greenville, Wisconsin 54942

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 31, 2014 School Specialty, Inc. (the “Company”) entered into (i) the First Amendment, Consent and Limited Waiver to Loan Agreement among the Company, certain of its subsidiaries, Bank of America, N.A., SunTrust Bank and Bank of Montreal, as lenders, and Bank of America, N.A., as agent for the lenders (the “ABL Amendment”) and (ii) Amendment No. 1 to the Credit Agreement dated June 11, 2013 among the Company, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent for the lenders (the “Term Loan Amendment,” and together with the ABL Amendment, the “Amendments”).

Under the terms of the ABL Amendment, various amendments were made to the Loan Agreement dated as of June 11, 2013 among the Company and certain of its subsidiaries, as borrowers and guarantors, Bank of America, N.A., as agent, SunTrust Bank, as syndication agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and bookrunners, and the Guarantee and Collateral Agreement dated as of June 11, 2013 among the Company, the guarantors party thereto and Bank of America, N.A., as agent, including the following:

• the cap on the amount that may be added back under the definition of EBITDA for non-recurring, unusual or extraordinary charges, business optimization expenses and other restructuring charges or reserves and cash expenses relating to earn outs and similar obligations was increased to 25% of EBITDA for each of fiscal years 2015 and 2016 and to an amount equal to 20% of EBITDA declining to 10% of EBITDA for calculation periods including portions of both fiscal years 2016 and 2017;

• the definition of “Equity Interest” was expanded to include additional types of equity awards that are available for grant under the Company’s 2014 Incentive Plan and amendments related to the settlement of those awards; and

• subject to certain conditions, the Company may change its fiscal year to December 31.

Pursuant to the ABL Amendment, the lenders also waived certain defaults and events of default that occurred as a result of the conversion of certain subsidiaries of the Company to Delaware limited liability companies.

Under the terms of the Term Loan Amendment, various amendments were made to the Credit Agreement dated as of June 11, 2013 among the Company, as borrower, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent and Credit Suisse Securities (USA) LLC, as sole bookrunner and sole lead arranger, and the Guarantee and Collateral Agreement dated as of June 11, 2013 among the Company, the guarantors party thereto and Credit Suisse AG, as agent, including the following:

• the cap on the amount that may be added back under the definition of Consolidated EBITDA for non-recurring, unusual or extraordinary charges, business optimization expenses and other restructuring charges or reserves and cash expenses relating to earn outs and similar obligations was increased to $8.1 million for fiscal year 2014 and $15 million for each of fiscal years 2015 and 2016;

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• the definition of “Equity Interests” was expanded to include additional types of equity awards that are available for grant under the Company’s 2014 Incentive Plan and amendments related to the settlement of those awards;

• the prepayment premium was changed to (i) 3.00% of the principal amount of term loans repaid, repriced or refinanced prior to the six month anniversary of the amendment effective date, (ii) 2.00% of the principal amount of term loans repaid, repriced or refinanced on or prior to the first anniversary and after the six month anniversary of the amendment effective date, and (iii) 1.00% of the principal amount of term loans repaid, repriced or refinanced on or prior to the second anniversary and after the first anniversary of the amendment effective date, subject to reduction in the case of clauses (i) and (ii) under certain circumstances; and

• subject to certain conditions, the Company may change its fiscal year to December 31.

Pursuant to the Term Loan Amendment, the lenders also waived certain defaults and events of default that occurred as a result of the conversion of certain subsidiaries of the Company to Delaware limited liability companies.

The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the Amendments, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment, Consent and Limited Waiver to Loan Agreement among the Company, certain of its subsidiaries, Bank of America, N.A., SunTrust Bank and Bank of Montreal, as lenders, and Bank of America, N.A., as agent for the lenders.

10.2	Amendment No. 1 to the Credit Agreement dated June 11, 2013 among the Company, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent for the lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: November 4, 2014	By:	/s/ Kevin Baehler
Kevin Baehler, Senior Vice President and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment, Consent and Limited Waiver to Loan Agreement among the Company, certain of its subsidiaries, Bank of America, N.A., SunTrust Bank and Bank of Montreal, as lenders, and Bank of America, N.A., as agent for the lenders.

10.2	Amendment No. 1 to the Credit Agreement dated June 11, 2013 among the Company, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent for the lenders.

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Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT, CONSENT AND LIMITED WAIVER

TO LOAN AGREEMENT AND GUARANTEE

AND COLLATERAL AGREEMENT

FIRST AMENDMENT, CONSENT AND LIMITED WAIVER TO LOAN AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT, dated as of October 31, 2014 (this “Agreement”), among SCHOOL SPECIALTY, INC., a Delaware corporation (“Company”), CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company (“Classroom”), SPORTIME, LLC, a Delaware limited liability company (“Sportime”), DELTA EDUCATION, LLC, a Delaware limited liability company (“Delta”), PREMIER AGENDAS, LLC, a Delaware limited liability company (as successor in interest to Premier Agendas, Inc., a Washington corporation, “Premier”), CHILDCRAFT EDUCATION, LLC, a Delaware limited liability company (as successor in interest to Childcraft Education Corp., a New York corporation, “Childcraft”), BIRD-IN-HAND WOODWORKS, LLC, a Delaware limited liability company (as successor in interest to Bird-In-Hand Woodworks, Inc., a New Jersey Corporation, “Bird”), CALIFONE INTERNATIONAL, LLC, a Delaware limited liability company (as successor in interest to Califone International, Inc., a Delaware corporation, “Califone”, and together with Classroom, Sportime, Delta, Premier, Childcraft and Bird collectively, “Subsidiary Borrowers” and each, individually, a “Subsidiary Borrower”), BANK OF AMERICA, N.A., SUNTRUST BANK and BANK OF MONTREAL, as lenders (collectively, “Lenders” and each, individually, a “Lender”), and BANK OF AMERICA, N.A., as agent for Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Company, Subsidiary Borrowers, Lenders and Agent have entered into that certain Loan Agreement dated as of June 11, 2013 (as amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement);

WHEREAS, Company has informed Agent that (i) it desires to make certain amendments to the Loan Agreement and a corresponding amendment to the Guarantee and Collateral Agreement and that (ii) certain Defaults and Events of Default occurred as a result of the conversion of the entities listed on Schedule 1 hereto to Delaware limited liability companies as of April 25, 2014, in respect of which Company requests a waiver;

WHEREAS, Agent and Lenders are willing to (i) grant a limited waiver of certain provisions of the Loan Agreement and the Guarantee and Collateral Agreement and (ii) make certain amendments to the Loan Agreement and the Guarantee and Collateral Agreement, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Subsidiary Borrowers, Lenders and Agent hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as of the Effective Time (as defined in Article III below) as follows:

(a) The definition of “Borrowers” is amended and restated in its entirety as follows:

Borrowers: School Specialty, Inc., a Delaware corporation, and each Subsidiary Borrower.

(b) The definition of “Distribution” is amended and restated in its entirety as follows:

Distribution: (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Borrowers or any Subsidiary, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repurchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Borrowers or any Subsidiary, or (iii) any other payment (whether in cash, securities or other property) with respect to any Equity Interests in Borrowers or any Subsidiary, including but not limited to payments made on account of any stock appreciation rights or restricted stock units with respect to any such Equity Interests.

(c) Clause (iv) of the definition of “EBITDA” is amended and restated in its entirety as follows:

(A) non-recurring, unusual or extraordinary charges for such period, (B) business optimization expenses and other restructuring charges or reserves (which, for the avoidance of doubt, shall include the effect of inventory optimization programs, facility closure, facility consolidations, duplicative facility costs, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges), and (C) cash expenses relating to earn outs and similar obligations; provided that the aggregate amount to be added back pursuant to this clause (iv) shall not exceed (1) for the Fiscal Year ending April 26, 2014, $7 million, (2) for the Fiscal Year ending April 25, 2015, 25% of

EBITDA for such period, (3) for the Fiscal Year ending April 30, 2016, 25% of EBITDA for such period and (4) for each Fiscal Year thereafter, 10% of EBITDA; provided, however, that, (1) for any measurement period with respect to EBITDA that includes a portion of the Fiscal Year ending April 26, 2014 and a portion of the Fiscal Year ending April 25, 2015, the aggregate amount to be added back pursuant to this clause (iv) shall not exceed 25% of EBITDA for such period, (2) for any measurement period with respect to EBITDA that includes a portion of the Fiscal Year ending April 25, 2015 and a portion of the Fiscal Year ending April 30, 2016, the aggregate amount to be added back pursuant to this clause (iv) shall not exceed 25% of EBITDA for such period, (3) for any measurement period with respect to EBITDA that includes the last three Fiscal Quarters of the Fiscal Year ending April 30, 2016 and the first Fiscal Quarter of the Fiscal Year ending April 29, 2017, the aggregate amount to be added back pursuant to this clause (iv) shall not exceed 20% of EBITDA for such period, (4) for any measurement period with respect to EBITDA that includes the last two Fiscal Quarters of the year ending April 30, 2016 and the first two Fiscal Quarters of the Fiscal Year ending April 29, 2017, the aggregate amount to be added back pursuant to this clause (iv) shall not exceed 15% of EBITDA for such period, and (5) for any measurement period with respect to EBITDA that includes the last Fiscal Quarter of the year ending April 30, 2016 and the first three Fiscal Quarters of the Fiscal Year ending April 29, 2017, the aggregate amount to be added back pursuant to this clause (iv) shall not exceed of EBITDA 10% for such period;

(d) The definition of “Equity Interest” is amended and restated in its entirety as follows:

Equity Interest: (a)(i) the interest of any shareholder in a corporation; partner in a partnership (whether general, limited, limited liability or joint venture); member in a limited liability company; or (ii) any other form of equity security or ownership interest in any Person, (b) all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities), and (c) any stock appreciation rights and restricted stock units.

(e) Clause (k) of the definition of “Permitted Asset Disposition” is amended and restated in its entirety as follows:

the sale or issuance of Equity Interests (other than Disqualified Stock) of Company not resulting in a Change of Control;

(f) The definition of “Subsidiary Borrowers” is amended and restated in its entirety, for ease of reference, as follows:

Classroomdirect.com, LLC, a Delaware limited liability company, Sportime, LLC, a Delaware limited liability company, Delta Education, LLC, a Delaware limited liability company, Premier Agendas, LLC, a Delaware limited liability company, Childcraft Education, LLC, a Delaware limited liability company, Bird-In-Hand Woodworks, LLC, a Delaware limited liability company, Califone International, LLC, a Delaware limited liability company, and any additional Subsidiary of Company who becomes a party hereto, as a Borrower.

(g) The definition of “Subsidiary Guarantors” is amended and restated in its entirety as follows:

each Subsidiary Borrower, each Wholly-Owned Subsidiary of Company listed on Schedule 1.1(d) and each other Subsidiary of Company that shall be required to execute and deliver or become party to a Guaranty pursuant to Section 10.1.14.

Section 1.2 Amendment to Section 10.2.13 of the Loan Agreement. Section 10.2.13 of the Loan Agreement is hereby amended and restated in its entirety as follows as of the Effective Time:

Make any material change in accounting treatment or reporting practices, except as required by GAAP and in accordance with Section 1.2; or change its Fiscal Year; provided that, upon 30 days prior written notice by Borrower Agent to Agent, the fiscal year end of Borrowers and Subsidiaries for accounting and tax purposes may be changed to December 31, in which case Agent will, and is hereby authorized by Lenders to, make any adjustments to this Agreement that are necessary in Agent’s reasonable discretion to reflect such change in Fiscal Year (subject, so long as no Default or Event of Default is then continuing, to Borrower’s consent, not to unreasonably withheld or delayed).

Section 1.3 Amendment to Section 14.3 of the Loan Agreement. The first sentence of Section 14.3 of the Loan Agreement is hereby amended and restated in its entirety as follows as of the Effective Time:

Subject to Section 4.1.4, all notices and other communications by or to a party hereto shall be in writing and shall be given, if to any Borrower, to it at School Specialty, Inc., W6316 Design Drive; Greenville, WI 54942; Attn: Joseph M. Yorio; Telecopy (920) 882-5863; Email: joseph.yorio@schoolspecialty.com, and, if to any other Person, at its address shown on the signature pages hereof (or, in the case of a Person who becomes a Lender after the Closing Date, at the address shown on its Assignment and Acceptance), or at such other address as a party may hereafter specify by notice in accordance with this Section 14.3.

Section 1.4 Amendment to Loan Agreement Schedules. The schedules attached to the Loan Agreement are hereby amended and restated in their entirety, as of the Effective Time, by the schedules attached hereto as Exhibit A.

Section 1.5 Amendment to Section 1 of the Guarantee and Collateral Agreement. Section 1 of the Guarantee and Collateral Agreement is hereby amended as of the Effective Time by amending and restating the definition of “Credit Agreement” as follows:

“Credit Agreement” means the Loan Agreement, dated as of June 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time), among School Specialty, Inc., the other Borrowers and Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Agent.

Section 1.6 Amendment to Section 20 of the Guarantee and Collateral Agreement. Section 20 of the Guarantee and Collateral Agreement is hereby amended as of the Effective Time by deleting “Section 10.2.14” where such section reference appears in such Section 20 and replacing it with “Section 10.1.14”.

Section 1.7 Amendment to Guarantee and Collateral Agreement Schedules. The schedules attached to the Loan Agreement are hereby amended and restated in their entirety, as of the Effective Time, by the schedules attached hereto as Exhibit B.

Section 1.8 Amendment to Perfection Certificate. The schedules attached to the Perfection Certificate are hereby amended and restated in their entirety, as of the Effective Time, by the schedules attached hereto as Exhibit C.

ARTICLE II

CONSENT AND LIMITED WAIVER

Section 2.1 Consent. Subject to the terms set forth herein and effective upon the Effective Time, Agent and Lenders hereby waive any Default or Event of Default arising prior to the Effective Time under Section 11.1(b), (c), (d), (e) or (f) of the Loan Agreement due to: (i) Obligors’ breach of the terms of Sections 10.2.9, 10.2.10 and 10.2.11 of the Loan Agreement when converting the entities listed on Schedule 1 hereto to Delaware limited liability companies (by merger or otherwise) on April 25, 2014, (ii) the corresponding breach of the representations in Sections 9.1.1, 9.1.2, 9.1.3, 9.1.4, 9.1.5, 9.1.17, and 9.1.27 of the Loan Agreement and Sections 4(a), 4(b), 4(g), 4(j) and 4(k) of the Guarantee and Collateral Agreement, and (iii) the corresponding breach of Sections 5(a), 5(b), 7(a), 7(d), 7(i), 7(k) and 20 of the Guarantee and Collateral Agreement and Sections 7.3.2, 10.1.3, 10.1.9 and 10.1.14 of the Loan Agreement, in each case, solely to the extent that such Default or Event of Default arose solely as a direct result of the conversion the entities listed on Schedule 1 hereto to Delaware limited liability companies on April 25, 2014 (the Defaults and Events of Default described in this sentence, collectively, the “Conversion Event of Default”). Subject to the terms set forth herein and effective upon the Effective Time, Agent and Lenders hereby further agree that (i) no Cash Dominion Trigger Period shall be deemed to have occurred as a result of the Conversion Event of Default and (ii) the fee payable under clause (a) of Section 3.2.2 of the Loan Agreement shall be deemed not to have been increased by 2% per annum as a result of the Conversion Event of Default.

Section 2.2 Effect of Limited Waiver. The limited waiver set forth in Section 2.1 does not constitute a waiver of any existing Default or Event of Default (whether or not known to Agent or any Lender) except for the Conversion Event of Default, (b) does not constitute a waiver of any subsequently arising Default or Event of Default under the provisions referred to therein, or an acquiescence thereof, and (c) does not constitute a waiver of any other provision of the Loan Agreement or any other Loan Document or waiver of any other Default or Event of Default (whether or not known to Agent or any Lender) that may exist as of, or arise subsequent to, the Effective Time under the Loan Agreement or any other Loan Document, or an acquiescence thereof.

ARTICLE III

CONDITIONS PRECEDENT TO EFFECTIVENESS

This Agreement shall become effective (the “Effective Time”) when each of the following conditions precedent have been satisfied:

Section 3.1 Agreement. Company, Subsidiary Borrowers, Lenders and Agent shall have each delivered a duly executed counterpart of this Agreement to Agent.

Section 3.2 Absence of Default. No Default or Event of Default shall exist immediately prior to the occurrence of the Effective Time other than the Conversion Event of Default.

Section 3.3 Representations and Warranties. After giving effect to the limited waiver set forth in Section 2.1, the representations and warranties of each Obligor in the Loan Documents shall be true and correct on the Effective Time as if made on the Effective Time (unless such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date).

Section 3.4 Certificated LLC Requirement. Any Subsidiary Borrower constituting a limited liability company shall have either (a) not included in its operative documents any provision that any Equity Interests in such limited liability company be a “security” as defined under Article 8 of the Uniform Commercial Code or (b) certificated any Equity Interests in any such limited liability company and, subject to the terms of the Intercreditor Agreement, delivered such certificates to Agent and fulfilled all other requirements under Section 7 of the Guarantee and Collateral Agreement applicable in respect thereof.

Section 3.5 Closing Certificate. Agent shall have received a certificate, dated the Effective Time and executed by a duly authorized officer of Company certifying as to the matters set forth in Sections 3.2, 3.3 and 3.4.

Section 3.6 Fees and Expenses. Company shall have paid to Agent (i) all of Agent’s reasonable and documented out-of-pocket fees and expenses incurred and invoiced on or prior to the Effective Time, including the reasonable and documented out-of-pocket fees and expenses in connection herewith and including fees, charges and disbursements of counsel (paid directly to such counsel if requested by Agent) and (ii) all fees set forth in that certain Fee Letter between Borrowers and Agent, dated of the date hereof.

Section 3.7 Loan Documents. Agent shall have received (i) fully executed Security Documents (including supplements thereto) and Borrowers shall have taken such other actions as shall be reasonably requested by Agent to create or perfect Liens intended to be created or perfected by the Loan Documents and (ii) joinders to the Loan Agreement from each of Premier, Childcraft, Bird and Califone.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1 Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, each Obligor represents and warrants that:

(a) Power and Authority. Each Obligor is duly authorized to execute, deliver and perform its obligations under this Agreement and the Loan Agreement as amended hereby. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or limited liability company action of each Obligor and do not (a) require any consent or approval of any holders of Equity Interests of any Obligor, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor.

(b) Enforceability. This Agreement and the Loan Agreement as amended hereby is a legal, valid and binding obligation of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles relating to enforceability (whether enforcement is sought by proceedings in equity or at law).

(c) Governmental Approvals. No Governmental Approval, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation, filing or performance by any Obligor of this Agreement.

(d) No Defaults. No event or circumstance has occurred or exists that constitutes a Default or Event of Default other than the Conversion Event of Default.

(e) Assumption of Obligations. Each of Premier, Childcraft, Bird and Califone confirms that, as of April 25, 2014, it assumed all obligations of Premier Agendas, Inc., a Washington corporation, Childcraft Education Corp., a New York corporation, Bird-In-Hand Woodworks, Inc., a New Jersey Corporation, and Califone International, Inc., a Delaware corporation, respectively, in each case as if it were an original Subsidiary Borrower and Subsidiary Guarantor under the Loan Documents as of the Closing Date.

ARTICLE V

MISCELLANEOUS

Section 5.1 Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the Effective Time, each reference to the Loan Agreement in the Loan Documents shall mean and be a reference to the Loan Agreement as amended by this Agreement. Each Obligor hereby confirms that is has reviewed this Agreement and hereby expressly consents to this Agreement and the transactions contemplated hereby and ratifies and affirms all of its obligations under the Loan Documents, including the Guaranty in Section 2 of the Guarantee and Collateral Agreement. Nothing herein shall be deemed to entitle Company or any Subsidiary Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 5.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and assigns, except that Obligors shall not have the right to assign their rights or delegate their obligations under this Agreement or any Loan Document.

Section 5.3 Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

Section 5.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

Section 5.5 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page to this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5.6 Reaffirmation. By signing this Agreement, each Borrower and Guarantor hereby confirms that (i) the obligations of such Borrower and such Guarantor under the Loan Agreement as amended by this Agreement and the other Loan Documents as amended hereby constitute “Secured Guarantees” under the Guarantee and Collateral Agreement and are entitled to the benefit of the guarantees and security interests set forth in the Security Documents, (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Guarantees as amended hereby.

Section 5.7 GOVERNING LAW; CONSENT TO FORUM; WAIVER.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(b) CONSENT TO FORUM. EACH BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law.

(c) Waiver by Obligors. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, OBLIGATIONS OR COLLATERAL. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 5.8 Costs and Expenses. Company agrees to reimburse Agent for its reasonable, documented out-of-pocket expenses incurred in connection with this Agreement, including the reasonable fees, charges and disbursements of counsel for Agent.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SCHOOL SPECIALTY, INC., as a Borrower and a Guarantor

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

CLASSROOMDIRECT.COM, LLC, as a Borrower and a Guarantor

By:	SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

SPORTIME, LLC, as a Borrower and a Guarantor

By:	SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

DELTA EDUCATION, LLC, as a Borrower and a Guarantor

By:	SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

PREMIER AGENDAS, LLC, as a Borrower and a Guarantor

By:	SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

CHILDCRAFT EDUCATION, LLC, as a Borrower and a Guarantor

By:	SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

BIRD-IN-HAND WOODWORKS, LLC, as a Borrower and a Guarantor

By:	CHILDCRAFT EDUCATION, LLC, its sole member

By:	SCHOOL SPECIALTY, INC., it sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

CALIFONE INTERNATIONAL, LLC as a Borrower and a Guarantor

By:	SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
Name: Kevin Baehler Title: Senior Vice President and Chief Accounting Officer

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Brad H. Breidenbach
Name: Brad H. Breidenbach Title: Senior Vice President

SunTrust Bank, as a Lender

By:	/s/ Marc C. Burch
Name: Marc C. Burch Title: Director

Bank of Montreal, as a Lender

By:	/s/ Craig Thistlethwaite
Name: Craig Thistlethwaite Title: Managing Director

Schedule 1

Bird-In-Hand Woodworks, Inc.

Califone International, Inc.

Childcraft Education Corp.

Premier Agendas, Inc.

Sax Arts & Crafts, Inc.

Frey Scientific, Inc.

Exhibit A

[See Attached]

Schedules to Credit Agreement (ABL)

Schedule 1.1(a)

Commitments of Lenders

Lender	Commitment
Bank of America, N.A.	$75,000,000.00
SunTrust Bank	$50,000,000.00
Bank of Montreal	$50,000,000.00

Schedule 1.1(b)

Excluded Subsidiaries

1.	Premier School Agendas, Ltd.

2.	Select Agendas, Corp.

3.	Sax Arts & Crafts, Inc.

4.	Frey Scientific, Inc.

Schedule 1.1(c)

Specified Asset Dispositions

1.	Disposition of the EPS Literacy and Intervention business line of the Accelerated Learning Group segment (which may include the ThinkMath! product line).

2.	Disposition of the Premier Agendas student planner business line of the Accelerated Learning Group segment.

3.	Disposition of the business line of the Accelerated Learning Group segment, including brands such as FOSS (Full Option Science System), Frey Scientific, Delta Science Modules, Delta Education, CPO Science, Neo/SCI and ThinkMath!.

Schedule 1.1(d)

Subsidiary Guarantors

None.

Schedule 1.1(e)

Delayed Admin Claims

None.

Schedule 8.5

Deposit Accounts and Securities Accounts

US Accounts

Owner	Type of Account	Bank(1)	Account Number	Exempted from DACA requirement?

School Specialty, Inc.	Operating	JPMorgan Chase		No

School Specialty, Inc.	Disbursement-Payroll	JPMorgan Chase		Yes

School Specialty, Inc.	Disbursement-PPO	JPMorgan Chase		Yes

Califone International, LLC	Credit Card Depository	JPMorgan Chase		No

Delta Education, LLC	Credit Card Depository	JPMorgan Chase		No

School Specialty, Inc. (d/b/a Educational Publishing Service)	Credit Card Depository	JPMorgan Chase		No

School Specialty, Inc. (d/b/a Educational Publishing Service)	Disbursement-Payables	JPMorgan Chase		Yes

School Specialty, Inc.	Concentration	JPMorgan Chase		No

School Specialty, Inc. (EPS)	Lockbox	JPMorgan Chase		No

School Specialty, Inc.	Lockbox	JPMorgan Chase		No

School Specialty, Inc.	Lockbox	JPMorgan Chase		No

Califone International, LLC	Lockbox	JPMorgan Chase		No

School Specialty, Inc.	Disbursement-Payables	JPMorgan Chase		Yes

School Specialty, Inc.	Credit Card Depository	JPMorgan Chase		No

School Specialty, Inc.	E-Tail Depository Account	JPMorgan Chase		No

Premier Agendas, LLC	Depository	JPMorgan Chase	No

Califone International, LLC	Depository	Wells Fargo Bank	No

School Specialty, Inc.	Depository-TL Collateral	JPMorgan Chase	No (with Term Loan Agent as first lien agent).

School Specialty, Inc.	Concentration	JPMorgan Chase	No

School Specialty, Inc.	Operating	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Depository-E-Tail	Bank of America Merrill Lynch	No

School Specialty, Inc.	Depository-Term Loan	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Depository-Electronic Payments	Bank of America Merrill Lynch	No

School Specialty, Inc.	Disbursement-Spark Working Fund	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Depository-Credit Card EPS	Bank of America Merrill Lynch	No

School Specialty, Inc.	Depository-Credit Card EBS	Bank of America Merrill Lynch	No

Califone International, LLC	Depository-Credit Card Califone	Bank of America Merrill Lynch	No

School Specialty, Inc.	Concentration	Bank of America Merrill Lynch	No

School Specialty, Inc.	Disbursement-Medical CDA	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Disbursement-Flex CDA	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Disbursement-EPS CDA	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Disbursement-EBS CDA	Bank of America Merrill Lynch	Yes

Califone International, LLC	Disbursement-Califone CDA	Bank of America Merrill Lynch	Yes

School Specialty, Inc.	Disbursement-Payroll CDA	Bank of America Merrill Lynch	Yes

(1)	The accounts at JPMorgan Chase are in the process of being closed.

Schedule 8.6.1

Business Locations

Owned Real Property:

Record Owner	Address
School Specialty, Inc.	3525 S. Ninth Street Salina, KS 67401

Leased Property:

3825 S Willow Avenue, Fresno, CA 93722

W6316 Design Drive, Greenville, WI 54942

100 Paragon Parkway, Mansfield, OH 44903

625 Mount Auburn Street, Cambridge, MA 02138

80 Northwest Boulevard, Nashua, NH 03063

3031 Industry Drive, Lancaster, PA 17603

1145 Arroyo Avenue, San Fernando, CA 91340

400 Sequoia Drive, Bellingham, WA 98226

438 Camino Del Rio South, San Diego, CA 92108

140 Marble Drive, Lancaster, PA 17601

222 Tappan Drive, Mansfield, OH 44906

2915 Courtyards Drive, Norcross, GA 30071

1077 Prospect Lane, Kaukauna, WI 54130

151 South Martin Drive, Shelby, OH 44875

1323 Truman Street, San Fernando, CA 91340

Chief Executive Offices and Locations of Books and Records:

Name	Chief Executive Office and Location of Books and Records

1. School Specialty, Inc.	W6316 Design Drive Greenville, WI 54942

2. Califone International, LLC	1145 Arroyo Avenue San Fernando, CA 91340

3. Childcraft Education, LLC	W6316 Design Drive Greenville, WI 54942

4. ClassroomDirect.com, LLC	W6316 Design Drive Greenville, WI 54942

5. Delta Education, LLC	W6316 Design Drive Greenville, WI 54942

6. Premier Agendas, LLC	W6316 Design Drive Greenville, WI 54942

7. Sportime, LLC	W6316 Design Drive Greenville, WI 54942

8. Bird-In-Hand Woodworks, LLC	W6316 Design Drive Greenville, WI 54942

Locations of Inventory and Equipment:

W6316 Design Drive, Greenville, WI 54942

100 Paragon Parkway, Mansfield, OH 44903

80 Northwest Boulevard, Nashua, NH 03063

3031 Industry Drive, Lancaster, PA 17603

1145 Arroyo Ave, San Fernando, CA

400 Sequoia Drive, Suite 200, Bellingham, WA 98226

625 Mount Auburn St., Cambridge, MA (no inventory at this location)

438 Camino Del Rio South, San Diego, CA 92108

140 Marble Drive, Lancaster, PA 17601

2300 Brown Avenue, Waseca, MN 56093

4500 Robards Lane, Louisville, KY 40218

100 Industrial Dr., Random Lake, WI 53075

9001 Wyoming Ave. North, Brooklyn Park, MN 55445

1150 Gateway Dr., Shakopee, MN 53379

1323 Truman St., San Fernando, CA 91340

2915 Courtyards Dr., Norcross, GA 30071

Bailee Locations

Bailee	Address of Bailee

MWD Logistics	222 Tappan Drive, Mansfield, OH 44906

MWD Logistics	151 S. Martin Dr., Shelby, OH 44875

Warehouse Specialists	1077 Prospect Ln., Kaukauna, WI 54130

Archway NM	1600 First Street NW, Albuquerque, NM 87102

Archway Southwest	600 Freeport Parkway, Coppell, TX 75019

Educators Book Depository of AR	6700 Sloane Drive, Little Rock, AR 72206

Florida School Book Depository	1125 North Ellis Road, Jacksonville, FL 32254

Mountain State Schoolbook Depository	Freeport Center Bldg. N-7, Clearfield, UT 84016

Northwest Textbook Depository	17970 SW McEwan Rd., Portland, OR 97228

Archway Oklahoma	5600 SW 36th Street, Oklahoma City, OK 73179

Professional Book Distributors	3280 Summit Ridge, Duluth, GA 30096

RL Bryan Company	301 Greystone Boulevard, Columbia, SC 29210

School Book Supply Co of LA	9380 Ashland Rd., Gonzales, LA 70737

Tennessee Book Company	1550 Heil Quaker Boulevard, LaVergne, TN 37086

The James & Law Company	217 West Main Street, Clarksburg, WV 26302

Farmington Public Schools	32789 West Ten Mile Road, Farmington, MI 48336

Royal Seating Corporation	1110 Industrial Blvd., Cameron, TX 76520

Royal Seating Corporation	V-Building, 600 South Rusk, Cameron, TX 76520

Royal Seating Corporation	W-Building, 409 South Karnes, Cameron, TX 76520

Royal Seating Corporation	X-Building, 1050 Dossett Street, Cameron, TX 76520

Royal Seating Corporation	691 S. Bowie, Cameron, TX 76520

Royal Seating Corporation	965 Dossett St., Cameron, TX 76520

Royal Seating Corporation	YO-Building, 659 South Bowie Ave., Cameron, TX 76520

Royal Seating Corporation	Z-Building, 620 South Bowie Ave., Cameron, TX 76520

Cargo Zone LLC	6200 North 16th Street, Omaha, NE 68110

Heuss Printing, Inc.	903 North 2nd Street, Ames, IA 50010

LewisColor	30 Joe Kennedy Blvd, Statesboro, GA 30458

Pioneer Graphics	316 W.5th Street, Waterloo, IA 50701

Premier Impressions	194 Woolverton Rd., Grimsby ON L3M 4E7 Canada

Premier Printing	One Beghin Ave, Winnipeg, MB R2J 3X5 Canada

PrintComm	2929 Davison Rd., Flint, MI 48506

Printing Enterprises	1411 First Avenue NW, New Brighton, MN 55112

Sentinel Printing	250 North Highway 10, St. Cloud, MN 56304

Spangler Graphics	2930 South 44th Street, Kansas City, KS 66106

Walsworth Publishing Co	306 North Kansas Avenue, Marceline, MO 64658

TAYLOR TEXAS FACILITY	1103 NW Carlos Parker Blvd., Taylor, TX 76574

Lithex Northwest	2000 Kentucky St., Bellingham, WA 98229

Taylor CPB Property LLC	3500 W 75th St, Suite 200, Prairie Creek, KS 66208

Pan Pacific Sourcing, LLC	481 Great Plain Ave., Needham, MA 02492-3728

CDS	2661 S. Pacific Hwy., Medford, OR 97501 Dock #3, 2603 S. Pacific Hwy, Medford, OR 97501

Brown Printing	2300 Brown Avenue, Waseca, MN 56093

Carlson Print Group	1150 Gateway Dr., Shakopee, MN 55379

Gateway Press	4500 Robards Lane, Louisville, KY 40218

Times Printing	100 Industrial Dr., Random Lake, WI 53075

Unisource	9001 Wyoming Ave. North, Brooklyn Park, MN 55445

School Book Supply of MS	4365 Avalon, PO Box 1059, Jackson, MS 39215

Thompson School Book Depository	39 Northeast 24th St., PO Box 53158, Oklahoma City, OK 73105

CPT Consolidation and Distribution	406 Sterling Street, Camp Hill, PA 17011

Schedule 9.1.4

Names and Capital Structure

Issuer		Jurisdiction of Organization	Record Owner	Authorized	Issued and Outstanding	Percentage Owned

1.	School Specialty, Inc.	Delaware

2.	Califone International, LLC	Delaware	School Specialty, Inc.	N/A	N/A	100%

3.	Childcraft Education, LLC	Delaware	School Specialty, Inc.	N/A	N/A	100%

4.	ClassroomDirect.com, LLC	Delaware	School Specialty, Inc.	N/A	1 member share	100%

5.	Delta Education, LLC	Delaware	School Specialty, Inc.	N/A	100 member shares	100%

6.	Frey Scientific, LLC	Delaware	School Specialty, Inc.	N/A	N/A	100%

7.	Premier Agendas, LLC	Delaware	School Specialty, Inc.	N/A	N/A	100%

8.	Sax Arts & Crafts, LLC	Delaware	School Specialty, Inc.	N/A	N/A	100%

9.	Sportime, LLC	Delaware	School Specialty, Inc.	N/A	100 member shares	100%

10.	Premier School Agendas Ltd.	Canada	School Specialty, Inc.	100	100	100%

11.	Select Agendas, Corp.	Canada	School Specialty, Inc.	N/A	1,000	100%

12.	Bird-In-Hand Woodworks, LLC	Delaware	Childcraft Education, LLC	N/A	N/A	100%

Schedule 9.1.14

Environmental Matters

None.

Schedule 9.1.15

Restrictive Agreements

None.

Schedule 9.1.16

Litigation

Litigation etc.:

Brainstorm Interactive, Inc. v. School Specialty, Inc., U.S. District Court for the Western District of Wisconsin, Case No. 3:14-cv-050-wmc. Brainstorm sued SSI for damages and an injunction on claims of trademark counterfeiting, willful copyright infringement, conversion, and unfair competition under several different theories, because of certain Know-It-All products that were allegedly sold by SSI after the rejection of the license agreement with Brainstorm at the close of the Chapter 11 proceeding. Both parties have moved for summary judgment, which motion is fully briefed, and a decision is expected in December. Trial is scheduled for January 12, 2015.

Commercial Tort Claims:

None.

Schedule 9.1.18

Pension Plans

None.

Schedule 9.1.20

Labor Contracts

1.	Consulting Engagement Agreement with Frank Trapp, PhD dated September 18, 2014.

2.	Consulting Engagement Agreement with Newcastle Consulting, LLC dated October 9, 2014.

3.	Letter agreement with GW Communications dated November 21, 2013.

4.	Letter agreement with GW Communications dated July 20, 2013.

5.	Consulting Engagement Agreement with Dr. R. Frank Lee dated July 7, 2014.

6.	Consulting Engagement Agreement with Michael Yorio dated July 1, 2014.

7.	Client Service Agreement between Insperity PEO Services, L.P. and School Specialty, Inc.

Schedule 10.1.15

Post-Closing Matters

None.

Schedule 10.2.1

Existing Indebtedness

1.	Capital Lease Obligations in respect of lease for the distribution center at 100 Paragon Parkway, Mansfield, OH 44903.

Schedule 10.2.2

Existing Liens

None.

Schedule 10.2.5

Existing Investments

1.	35% interest in Carson-Dellosa Publishing, LLC (joint venture).

Schedule 10.2.17

Existing Affiliate Transactions

1.	Contract for Services, dated as of September 26, 2012, by and between School Specialty, Inc. and Premier School Agendas Ltd.

Exhibit B

[See Attached]

SCHEDULE 1

EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES

OWNED BY GRANTORS

Issuer		Jurisdiction of Organization	Owner of Equity Interest	Percentage Owned	Number of Shares or Units

1.	Califone International, LLC	Delaware	School Specialty, Inc.	100%	N/A

2.	Childcraft Education, LLC	Delaware	School Specialty, Inc.	100%	N/A

3.	ClassroomDirect.com, LLC	Delaware	School Specialty, Inc.	100%	1 member share

4.	Delta Education, LLC	Delaware	School Specialty, Inc.	100%	100 member shares

5.	Frey Scientific, LLC	Delaware	School Specialty, Inc.	100%	N/A

6.	Premier Agendas, LLC	Delaware	School Specialty, Inc.	100%	N/A

7.	Sax Arts & Crafts, LLC	Delaware	School Specialty, Inc.	100%	N/A

8.	Sportime, LLC	Delaware	School Specialty, Inc.	100%	100 member shares

9.	Premier School Agendas Ltd.	Canada	School Specialty, Inc.	100%	100

10.	Select Agendas, Corp.	Canada	School Specialty, Inc.	100%	1,000

11.	Bird-In-Hand Woodworks, LLC	Delaware	Childcraft Education, LLC	100%	N/A

S-1-1

SCHEDULE 2

INVESTMENT PROPERTY

(other than Equity Interests in Subsidiaries and Affiliates)

OWNED BY GRANTORS

PART 1 — Securities

None.

PART 2 — Securities Accounts

None.

S-1-2

SCHEDULE 3

MATERIAL COMMERCIAL TORT CLAIMS

None.

S-1-3

Exhibit C

[See Attached]

Schedules to Perfection Certificate

Schedule 1(a)

Legal Names, Etc.

Legal Name	Jurisdiction of Organization	Type of Entity	Registered Organization?	Organizational Identification Number	Federal Taxpayer Identification Number
1. School Specialty, Inc.	Delaware	Corporation	Yes	5345332	39-0971239
2. Califone International, LLC	Delaware	Limited Liability Company	Yes	2702570	56-2003579
3. Childcraft Education, LLC	Delaware	Limited Liability Company	Yes	5501105	13-5619818
4. ClassroomDirect.com, LLC	Delaware	Limited Liability Company	Yes	2879962	47-0892425
5. Delta Education, LLC	Delaware	Limited Liability Company	Yes	3398957	52-2328764
6. Premier Agendas, LLC	Delaware	Limited Liability Company	Yes	5501817	33-0481380
7. Sportime, LLC	Delaware	Limited Liability Company	Yes	2683311	22-3476939
8. Bird-In-Hand Woodworks, LLC	Delaware	Limited Liability Company	Yes	5501100	22-2618811

S-1

Schedule 1(b)

Prior Organizational Names

Califone International, Inc.

Childcraft Education Corp.

Premier Agendas, Inc.

Bird-in-Hand Woodworks, Inc.

S-2

Schedule 1(c)

Changes in Corporate Identity/Structure, Trade Names, Etc.

Company	Description of Change	Trade Names; Predecessor Names

1. School Specialty, Inc.

On June 11, 2013, School Specialty, Inc. converted by merger from a Wisconsin corporation to a Delaware corporation.

On Aug. 19, 2009, School Specialty, Inc. acquired AutoSkill International, Inc. through an asset acquisition by acquisition sub.

On Dec. 10, 2009, AutoSkill International, Inc. (acquisition sub) liquidated into School Specialty, Inc.

On March 23, 2010, School Specialty, Inc. acquired ThinkMath! through an assignment and transfer of a license agreement and an inventory purchase.

Abilitations Accelerated Learning Group Brodhead Garrett Califone Childcraft ClassroomSelect CPO/Science Delta Education Education Essentials EPS

2. Califone International, LLC

On April 4, 2011, Califone International, Inc. acquired Telex (Bosch) product line through an asset purchase.

Effective April 25, 2014, Califone International, Inc. converted into a Delaware limited liability company and was renamed Califone International, LLC.

Frey Scientific FOSS Hammond & Stephens Neo/SCI Premier Sax

3. Childcraft Education, LLC	Childcraft Education, LLC was formed on March 19, 2014. Effective April 25, 2014, Childcraft Education Corp. was merged into Childcraft Education, LLC.	SchoolSmart SPARK Sportime

4. ClassroomDirect.com, LLC	N/A	ThinkMath! Califone

S-3

Company	Description of Change	Trade Names; Predecessor Names

5. Delta Education, LLC	N/A	International, Inc.

6. Premier Agendas, LLC	Premier Agendas, LLC was formed on March 24, 2014. Effective April 25, 2014, Premier Agendas, Inc. was merged into Premier Agendas, LLC.	Childcraft Education Corp. Premier Agendas, Inc.

7. Sportime, LLC	N/A	Bird-in-Hand Woodworks, Inc.
8. Bird-In-Hand Woodworks, LLC	Bird-in-Hand Woodworks, LLC was formed on March 19, 2014. Effective April 25, 2014, Bird-in-Hand Woodworks, Inc. was merged into Bird-in-Hand Woodworks, LLC.

Schedule 2(a)

Chief Executive Offices

Company	Chief Executive Office
1. School Specialty, Inc.	W6316 Design Drive Greenville, WI 54942

2. Califone International, LLC	1145 Arroyo Avenue San Fernando, CA 91340

3. Childcraft Education, LLC	W6316 Design Drive Greenville, WI 54942

4. ClassroomDirect.com, LLC	W6316 Design Drive Greenville, WI 54942

5. Delta Education, LLC	W6316 Design Drive Greenville, WI 54942

6. Premier Agendas, LLC	W6316 Design Drive Greenville, WI 54942

7. Sportime, LLC	W6316 Design Drive Greenville, WI 54942

8. Bird-In-Hand Woodworks, LLC	W6316 Design Drive Greenville, WI 54942

S-5

Schedule 2(b)

Location of Books and Records Relating to Accounts

Company	Location of Books and Records Relating to Accounts
1. School Specialty, Inc.	W6316 Design Drive Greenville, WI 54942

2. Califone International, LLC	1145 Arroyo Avenue San Fernando, CA 91340

3. Childcraft Education, LLC	W6316 Design Drive Greenville, WI 54942

4. ClassroomDirect.com, LLC	W6316 Design Drive Greenville, WI 54942

5. Delta Education, LLC	W6316 Design Drive Greenville, WI 54942

6. Premier Agendas, LLC	W6316 Design Drive Greenville, WI 54942

7. Sportime, LLC	W6316 Design Drive Greenville, WI 54942

8. Bird-In-Hand Woodworks, LLC	W6316 Design Drive Greenville, WI 54942

S-6

Schedule 2(c)

Locations of Inventory and Equipment

W6316 Design Drive, Greenville, WI 54942

100 Paragon Parkway, Mansfield, OH 44903

80 Northwest Boulevard, Nashua, NH 03063

3031 Industry Drive, Lancaster, PA 17603

1145 Arroyo Ave, San Fernando, CA

400 Sequoia Drive, Suite 200, Bellingham, WA 98226

625 Mount Auburn St., Cambridge, MA (no inventory at this location)

438 Camino Del Rio South, San Diego, CA 92108

140 Marble Drive, Lancaster, PA 17601

2300 Brown Avenue, Waseca, MN 56093

4500 Robards Lane, Louisville, KY 40218

100 Industrial Dr., Random Lake, WI 53075

9001 Wyoming Ave. North, Brooklyn Park, MN 55445

1150 Gateway Dr., Shakopee, MN 53379

1323 Truman St., San Fernando, CA 91340

2915 Courtyards Dr., Norcross, GA 30071

S-7

Schedule 2(d)

Third Party Locations

Bailee Locations

Bailee	Address of Bailee
MWD Logistics	222 Tappan Drive, Mansfield, OH 44906

MWD Logistics	151 S. Martin Dr., Shelby, OH 44875

Warehouse Specialists	1077 Prospect Ln., Kaukauna, WI 54130

Archway NM	1600 First Street NW, Albuquerque, NM 87102

Archway Southwest	600 Freeport Parkway, Coppell, TX 75019

Educators Book Depository of AR	6700 Sloane Drive, Little Rock, AR 72206

Florida School Book Depository	1125 North Ellis Road, Jacksonville, FL 32254

Mountain State Schoolbook Depository	Freeport Center Bldg. N-7, Clearfield, UT 84016

Northwest Textbook Depository	17970 SW McEwan Rd., Portland, OR 97228

Archway Oklahoma	5600 SW 36th Street, Oklahoma City, OK 73179

Professional Book Distributors	3280 Summit Ridge, Duluth, GA 30096

RL Bryan Company	301 Greystone Boulevard, Columbia, SC 29210

School Book Supply Co of LA	9380 Ashland Rd., Gonzales, LA 70737

Tennessee Book Company	1550 Heil Quaker Boulevard, LaVergne, TN 37086

The James & Law Company	217 West Main Street, Clarksburg, WV 26302

Farmington Public Schools	32789 West Ten Mile Road, Farmington, MI 48336

Bailee	Address of Bailee
Royal Seating Corporation	1110 Industrial Blvd., Cameron, TX 76520

Royal Seating Corporation	V-Building, 600 South Rusk, Cameron, TX 76520

Royal Seating Corporation	W-Building, 409 South Karnes, Cameron, TX 76520

Royal Seating Corporation	X-Building, 1050 Dossett Street, Cameron, TX 76520

Royal Seating Corporation	691 S. Bowie, Cameron, TX 76520

Royal Seating Corporation	965 Dossett St., Cameron, TX 76520

Royal Seating Corporation	YO-Building, 659 South Bowie Ave., Cameron, TX 76520

Royal Seating Corporation	Z-Building, 620 South Bowie Ave., Cameron, TX 76520

Cargo Zone LLC	6200 North 16th Street, Omaha, NE 68110

Heuss Printing, Inc.	903 North 2nd Street, Ames, IA 50010

LewisColor	30 Joe Kennedy Blvd, Statesboro, GA 30458

Pioneer Graphics	316 W.5th Street, Waterloo, IA 50701

Premier Impressions	194 Woolverton Rd., Grimsby ON L3M 4E7 Canada

Premier Printing	One Beghin Ave, Winnipeg, MB R2J 3X5 Canada

PrintComm	2929 Davison Rd., Flint, MI 48506

Printing Enterprises	1411 First Avenue NW, New Brighton, MN 55112

Sentinel Printing	250 North Highway 10, St. Cloud, MN 56304

Spangler Graphics	2930 South 44th Street, Kansas City, KS 66106

Walsworth Publishing Co	306 North Kansas Avenue, Marceline, MO 64658

Bailee	Address of Bailee
TAYLOR TEXAS FACILITY	1103 NW Carlos Parker Blvd., Taylor, TX 76574

Lithex Northwest	2000 Kentucky St., Bellingham, WA 98229

Taylor CPB Property LLC	3500 W 75th St, Suite 200, Prairie Creek, KS 66208

Pan Pacific Sourcing, LLC	481 Great Plain Ave., Needham, MA 02492-3728

CDS	2661 S. Pacific Hwy., Medford, OR 97501 Dock #3, 2603 S. Pacific Hwy, Medford, OR 97501

Brown Printing	2300 Brown Avenue, Waseca, MN 56093

Carlson Print Group	1150 Gateway Dr., Shakopee, MN 55379

Gateway Press	4500 Robards Lane, Louisville, KY 40218

Times Printing	100 Industrial Dr., Random Lake, WI 53075

Unisource	9001 Wyoming Ave. North, Brooklyn Park, MN 55445

School Book Supply of MS	4365 Avalon, PO Box 1059, Jackson, MS 39215

Thompson School Book Depository	39 Northeast 24th St., PO Box 53158, Oklahoma City, OK 73105

CPT Consolidation and Distribution	406 Sterling Street, Camp Hill, PA 17011

Schedule 3(a)

Prior Chief Executive Offices and Prior Locations of Books and Records

None.

S-11

Schedule 3(b)

Prior Locations of Inventory and Equipment

1. 1156 Four Star Drive, Mount Joy, PA 17552

2. 1000 Stricker Rd., Mount Joy, PA 17552

3. 722/845 Specialists Ave., Neenah, WI 54956

4. P.O. Box 160250, Clearfield, UT 84016

5. P.O. Box 5608, Portland, OR 97228

6. 1650 Bluegrass Lanes Parkway, Alpharetta, GA 30004

7. 2630 Daisy Avenue, P.O. Box 2388, Baton Rouge, LA 70821

8. 9850 Industrial Boulevard, Lenexa, KS 66215

9. Y-1 & Y-2 Buildings, 919 Dossett Street, Cameron, TX 76520

10. P.O. Box 2516, Waterloo, IA 50704

11. 2950 South 44th Street, Kansas City, KS 66106

12. 7490 Golden Triangle Drive, Eden Prairie, MN 55344

13. 3825 S. Willow Avenue, Fresno, CA 93722

14. 3525 South Ninth Street, Salina, KS 67401

15. 1845 N. Airport, Fremont, NE 68026

16. 2000 Kentucky St., Bellingham, WA 98226

17. 2007-2019 Iowa Street, Bellingham, WA 98226

18. 220 E. Berg Street, Salina, KS 67401

19. 2915 Countryside Drive, Norcross, GA 30071

S-12

Schedule 4

UCC Filings

[See attached.]

S-13

Schedule 5

UCC Filing Offices

Name	UCC Filing Offices

1. School Specialty, Inc.	Delaware

2. Califone International, LLC	Delaware

3. Childcraft Education, LLC	Delaware

4. ClassroomDirect.com, LLC	Delaware

5. Delta Education, LLC	Delaware

6. Premier Agendas, LLC	Delaware

7. Sportime, LLC	Delaware

8. Bird-In-Hand Woodworks, LLC	Delaware

S-14

Schedule 6

Termination Statements

None.

S-15

Schedule 7

Stock Ownership

Issuer	Record Owner	Authorized	Issued and Outstanding	Percentage Owned	Percentage Pledged
1. Califone International, Inc.	School Specialty, Inc.	1,000	100	100%	100%
2. Childcraft Education, LLC	School Specialty, Inc.	N/A	N/A	100%	100%
3. ClassroomDirect.com, LLC	School Specialty, Inc.	N/A	1 member share	100%	100%
4. Delta Education, LLC	School Specialty, Inc.	N/A	100 member shares	100%	100%
5. Frey Scientific, LLC	School Specialty, Inc.	N/A	N/A	100%	100%
6. Premier Agendas, LLC	School Specialty, Inc.	N/A	N/A	100%	100%
7. Sax Arts & Crafts, LLC	School Specialty, Inc.	N/A	N/A	100%	100%
8. Sportime, LLC	School Specialty, Inc.	N/A	100 member shares	100%	100%
9. Premier School Agendas Ltd.	School Specialty, Inc.	100	100	100%	65%
10. Select Agendas, Corp.	School Specialty, Inc.	N/A	1,000	100%	65%
11. Bird-In-Hand Woodworks, LLC	Childcraft Education LLC	N/A	N/A	100%	100%

S-16

Schedule 8

Instruments and Chattel Paper

None.

S-17

Schedule 9(a)

Patents and Trademarks

United States Trademarks

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

1ST & Design	Premier Agendas, LLC	Registered	1753883		23-Feb-1993

610	Califone International, LLC	Registered	4091042	85/354,375	24-Jan-2012	23-Jun-2011

ABC	Childcraft Education, LLC	Registered	3264692	78/922,715	17-Jul-2007	05-Jul-2006

ABC SCHOOL SUPPLY	Childcraft Education, LLC	Registered	2298368		07-Dec-1999

ABC WHERE EDUCATION MEETS IMAGINATION and Design	Childcraft Education, LLC	Registered	2338224		04-Apr-2000

ABILITATIONS	Sportime, LLC	Registered	1741976	74/265,815	22-Dec-1992	15-Apr-1992

ACADEMY OF MATH	School Specialty, Inc.	Registered	2757555	78/107,494	26-Aug-2003	07-Feb-2002

ACADEMY OF READING	School Specialty, Inc.	Registered	2713411	76/433,433	06-May-2003	23-Jul-2002

AGENDA MATE	Premier Agendas, LLC	Registered	2161267		02-Jun-1998

AUTOSKILL	School Specialty, Inc.	Registered	2501650	76/018,479	30-Oct-2001	05-Apr-2000

AUTOSKILL	School Specialty, Inc.	Registered	4252622	85/440,105	04-Dec-2012	05-Oct-2011

AV2	Califone International, LLC	Registered	4,222,827	85/351,692	09-Oct-2012	21-Jun-2011

B THE SPEECH BIN & Design	Sportime, LLC	Registered	1542482		06-Jun-1989

BASE TEN FRIES	Delta Education, LLC	Registered	2343563		18-Apr-2000

BECAUSE CHILDREN LEARN BY DOING	Delta Education, LLC	Registered	1907146		25-Jul-1995

BECKLEY CARDY & Design	School Specialty, Inc.	Registered	3444300	77/262,873	10-Jun-2008	23-Aug-2007

BIRD-IN-HAND	Childcraft Education, LLC	Registered	3954275	85/115,820	03-May-2011	25-Aug-2010

BIRD-IN-HAND and Design	Childcraft Education, LLC	Registered	3954276	85/115,823	03-May-2011	25-Aug-2010

BRODHEAD GARRETT	School Specialty, Inc.	Registered	2393549	75/843,310	10-Oct-2000	08-Nov-1999

CALIFONE	Califone International, LLC	Registered	4137682	85/254,328	08-May-2012	01-Mar-2011

CALIFONE	Califone International, LLC	Registered	2130349		20-Jan-1998

CALIFONE	Califone International, LLC	Registered	1186512		19-Jan-1982

S-18

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

CALIFONE & Design	Califone International, LLC	Registered	582612		24-Nov-1953

CATCH BALL and Design	Sportime, LLC	Registered	1836922	74/278,480	17-May-1994	26-May-1992

CATT	School Specialty, Inc.	Registered	4337403	85/600,067	21-May-2013	17-Apr-2012

CELL-U-LAR RUBBER TECHNOLOGY (Stylized)	Sportime, LLC	Registered	2986067	78/134,349	16-Aug-2005	10-Jun-2002

CHILDCRAFT	Childcraft Education, LLC	Registered	712499	72/091,591	14-Mar-1961	25-Feb-1960

CHILDCRAFT	Childcraft Education, LLC	Registered	2006367	75/026,995	08-Oct-1996	04-Dec-1995

CHIME TIME	Sportime, LLC	Registered	1737386	74/265,816	01-Dec-1992	15-Apr-1992

CLAIMS TO FAME	School Specialty, Inc.	Registered	2434267		06-Mar-2001

CLASSROOM DIRECT	Classroom Direct.com LLC	Registered	2795089		16-Dec-2003

CLASSROOM SELECT	School Specialty, Inc.	Registered	3162946	75/811,427	24-Oct-2006	28-Sep-1999

CLASSROOM SELECT & Design	School Specialty, Inc.	Registered	3350057	78/846,980	04-Dec-2007	27-Mar-2006

CLASSROOM SELECT (stacked)	School Specialty, Inc.	Registered	4091699	85/033,268	24-Jan-2012	07-May-2010

CLASSROOMDIRECT.COM	Classroom Direct.com LLC	Registered	3685902	77/686,524	22-Sep-2009	09-Mar-2009

CVB CONTENT—AREA VOCABULARY BUILDER	School Specialty, Inc.	Registered	4140407	85/976,429	08-May-2012	13-Feb-2012

DECIMAL DOG	Delta Education, LLC	Registered	2368405		18-Jul-2000

DECIMAL DOG	Delta Education, LLC	Registered	2837853		04-May-2004

DELTA CIRCUITWORKS	Delta Education, LLC	Registered	2923833		01-Feb-2005

DELTA EDUCATION	Delta Education, LLC	Registered	2812356		10-Feb-2004

DELTA EDUCATION & Design	Delta Education, LLC	Registered	2374672		08-Aug-2000

DELTA EDUCATION & Design	Delta Education, LLC	Registered	2343043		18-Apr-2000

DELTA EDUCATION & Design	Delta Education, LLC	Registered	3797720	78/949,706	01-Jun-2010	10-Aug-2006

DELTA EDUCATION SCIS 3 & Design	Delta Education, LLC	Registered	1783147		20-Jul-1993

DELTA SCIENCE CONTENT READERS	Delta Education, LLC	Registered	3706026	77/374,898	03-Nov-2009	18-Jan-2008

DELTA SCIENCE FIRST READERS	Delta Education, LLC	Registered	3063278	78/579,490	28-Feb-2006	03-Mar-2005

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

DELTA SCIENCE MODULE	Delta Education, LLC	Registered	2844301		25-May-2004

DELTA SCIENCE READERS	Delta Education, LLC	Registered	3229760	78/909,268	17-Apr-2007	15-Jun-2006

DELTA SCIENCE RESOURCE SERVICE	Delta Education, LLC	Registered	3835810	77/624,467	17-Aug-2010	02-Dec-2008

DIAL-A-DIGIT	Delta Education, LLC	Registered	2458617		05-Jun-2001

DIAL-A-DOLLAR	Delta Education, LLC	Registered	2458616		05-Jun-2001

DIAL-A-FRACTION	Delta Education, LLC	Registered	2462810		19-Jun-2001

DIAL-A-PATTERN	Delta Education, LLC	Registered	2509886		20-Nov-2001

DIAL-A-TIME	Delta Education, LLC	Registered	2456424		29-May-2001

DIAL-A-TRIAL	Delta Education, LLC	Registered	2509888		20-Nov-2001

DIAL-A-VOLUME	Delta Education, LLC	Registered	2509887		20-Nov-2001

DISCOVER AGENDA	Premier Agendas, LLC	Registered	2722431		03-Jun-2003

DISCOVERY	Califone International, LLC	Registered	4091043	85/354,379	24-Jan-2012	23-Jun-2011

DOTCAR	Delta Education, LLC	Registered	3100515	78/628,430	06-Jun-2006	12-May-2005

EDUCATION ESSENTIALS	School Specialty, Inc.	Registered	3033079	78/402,586	20-Dec-2005	15-Apr-2004

EDUCATORS PUBLISHING SERVICE	School Specialty, Inc.	Registered	2988601	76/575,452	30-Aug-2005	17-Feb-2004

EPS	School Specialty, Inc.	Registered	3813140	77/783,358	06-Jul-2010	17-Jul-2009

EPS	School Specialty, Inc.	Registered	3798641	77/782,872	08-Jun-2010	16-Jul-2009

EPS	School Specialty, Inc.	Registered	2287995		19-Oct-1999

EPS	School Specialty, Inc.	Registered	2292730		16-Nov-1999

EPS & Design	School Specialty, Inc.	Registered	3039679	76/621,988	10-Jan-2006	22-Nov-2004

EPS & Design	School Specialty, Inc.	Registered	2281714		28-Sep-1999

EPS -CL16	School Specialty, Inc.	Registered	2279489		21-Sep-1999

EPS PHONICS PLUS	School Specialty, Inc.	Registered	3218947	78/722,904	13-Mar-2007	29-Sep-2005

EXPLODE THE CODE	School Specialty, Inc.	Registered	2276181		07-Sep-1999

EXPLORER	Califone International, LLC	Registered	4091044	85/354,386	24-Jan-2012	23-Jun-2011

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

FAST FOOD FOR THOUGHT	Delta Education, LLC	Registered	1877608		07-Feb-1995

FRACTION BURGER	Delta Education, LLC	Registered	2755799		26-Aug-2003

FRACTIONOES	Delta Education, LLC	Registered	2462811		19-Jun-2001

FREY CHOICE	School Specialty, Inc.	Registered	3842515	77/704,182	31-Aug-2010	01-Apr-2009

FREY SCIENTIFIC	School Specialty, Inc.	Registered	2393552	75/843,889	10-Oct-2000	08-Nov-1999

FREY SECURE	School Specialty, Inc.	Registered	3842513	77/704,177	31-Aug-2010	01-Apr-2009

FREY SELECT	School Specialty, Inc.	Registered	3842514	77/704,180	31-Aug-2010	01-Apr-2009

GETTING STARTED WITH MANIPULATIVES (Stylized)	Delta Education, LLC	Registered	3010435	76/613,053	01-Nov-2005	20-Sep-2004

GOT IT!	Califone International, LLC	Registered	3755877	77/632,278	02-Mar-2010	12-Dec-2008

HELPING EDUCATORS ENGAGE AND INSPIRE STUDENTS OF ALL AGES AND ABILITIES TO LEARN	School Specialty, Inc.	Registered	3652327	77/464,756	07-Jul-2009	02-May-2008

HEXAGONOES	Delta Education, LLC	Registered	3475563	77/339,063	29-Jul-2008	28-Nov-2007

HUSH BUDDY	Califone International, LLC	Registered	4250966	85/389,616	27-Nov-2012	04-Aug-2011

IF I PLAN TO LEARN, I MUST LEARN TO PLAN	Premier Agendas, LLC	Registered	2120484	75/099,048	09-Dec-1997	06-Mar-1996

INCOMMAND	Premier Agendas, LLC	Registered	4339936	85/627,761	21-May-2013	17-May-2012

INCOMMAND PRO	Premier Agendas, LLC	Registered	4339937	85/627,763	21-May-2013	17-May-2012

INQUIRY INVESTIGATIONS	Delta Education, LLC	Registered	4109628	85/078,862	06-Mar-2012	06-Jul-2010

INTEGRATIONS	Sportime, LLC	Registered	2793125	78/154,693	09-Dec-2003	15-Aug-2002

JOURNEY TO SUCCESS	Premier Agendas, LLC	Registered	4094352	85/082,650	31-Jan-2012	12-Jul-2010

KORNERS FOR KIDS	Childcraft Education, LLC	Registered	1933650		07-Nov-1995

LEARNING OUTLET	School Specialty, Inc.	Registered	4089263	85/327,528	17-Jan-2012	23-May-2011

LITERACY LEADERS	School Specialty, Inc.	Registered	3423913	77/191,219	06-May-2008	26-May-2007

MAGNASTIKS (Stylized)	Childcraft Education, LLC	Registered	1272927	73/413,192	03-Apr-1984	18-Jan-1983

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

MAGTILES	School Specialty, Inc.	Registered	3550881	77/149,992	23-Dec-2008	05-Apr-2007

MAKE IT A RULE TO PLAN	Premier Agendas, LLC	Registered	2118995	75/100,716	09-Dec-1997	08-May-1996

MAKE TODAY COUNT	School Specialty, Inc.	Registered	2279483		21-Sep-1999

MAKING CONNECTIONS	School Specialty, Inc.	Registered	3218948	78/722,907	13-Mar-2007	29-Sep-2005

MATH IN A NUTSHELL	Delta Education, LLC	Registered	2458341		05-Jun-2001

NATURE’S IMPRESSIONS	School Specialty, Inc.	Registered	3646434	77/598,303	30-Jun-2009	22-Oct-2008

NEO/BLOOD	Delta Education, LLC	Registered	2552466		26-Mar-2002

NEO/LAB	Delta Education, LLC	Registered	2460125		12-Jun-2001

NEO/RESOURCE	Delta Education, LLC	Registered	2451571		15-May-2001

NEO/SCI	Delta Education, LLC	Registered	3696397	77/291,723	13-Oct-2009	28-Sep-2007

NEO/SLIDE	Delta Education, LLC	Registered	2451570		15-May-2001

ODYSSEY	Califone International, LLC	Registered	4287561	85/354,383	12-Feb-2013	23-Jun-2011

OLIVIA OWL	Premier Agendas, LLC	Registered	2120485	75/099,520	09-Dec-1997	06-May-1996

ONTRAC	Premier Agendas, LLC	Registered	3842377	77/648,035	31-Aug-2010	13-Jan-2009

ONTRAC	Premier Agendas, LLC	Registered	3793647	77/369,947	25-May-2010	11-Jan-2008

PHYSIO-ROLL and Design	Sportime, LLC	Registered	1766015	74/306,216	20-Apr-1993	21-Aug-1992

PORTFOLIO	School Specialty, Inc.	Registered	4016804	85/036,884	23-Aug-2011	12-May-2010

PREMIER GO PROGRAM	Premier Agendas, LLC	Registered	3117874	78/262,399	18-Jul-2006	13-Jun-2003

PREMIERCAMPUS	Premier Agendas, LLC	Registered	3695170	77/663,998	13-Oct-2009	05-Feb-2009

PRIMARY PHONICS	School Specialty, Inc.	Registered	2325691		07-Mar-2000

PROJECTS BY DESIGN	School Specialty, Inc.	Registered	3852130	77/682,097	28-Sep-2010	03-Mar-2009

RAG BALL & Design	Sportime, LLC	Registered	3548583	76/338,171	23-Dec-2008	15-Nov-2001

RAISING STUDENT ACHIEVEMENT	School Specialty, Inc.	Registered	4065748	85/152,081	06-Dec-2011	13-Oct-2010

RAISING STUDENT ACHIEVEMENT Logo	School Specialty, Inc.	Registered	4065749	85/152,082	06-Dec-2011	13-Oct-2010

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

RE-PRINT	Classroom Direct.com LLC	Registered	1793996	74/338,876	21-Sep-1993	10-Dec-1992

S.P.I.R.E. (SPIRE)	School Specialty, Inc.	Registered	2048906		01-Apr-1997

SAX	School Specialty, Inc.	Registered	2257283	75/525,966	29-Jun-1999	27-Jul-1998

SAX and Design	School Specialty, Inc.	Registered	3327134	78/795,166	30-Oct-2007	19-Jan-2006

SCHOOL SMART	School Specialty, Inc.	Registered	3376477	78/630,773	29-Jan-2008	16-May-2005

SCHOOL SMART & Design	School Specialty, Inc.	Registered	3735305	78/630,775	05-Jan-2010	16-May-2005

SCHOOL SPECIALTY	School Specialty, Inc.	Registered	2086842	74/712,553	12-Aug-1997	08-Aug-1995

SCHOOL SPECIALTY LITERACY AND INTERVENTION	School Specialty, Inc.	Registered	3965024	85/090,230	24-May-2011	22-Jul-2010

SCHOOL SPECIALTY ONLINE (Design)	School Specialty, Inc.	Registered	3437742	78/628,899	27-May-2008	12-May-2005

SCHOOL SPECIALTY THE POWER OF TEACHING. THE WONDERS OF LEARNING, & Design	School Specialty, Inc.	Registered	3007875	78/331,687	18-Oct-2005	21-Nov-2003

SCHOOL SPECIALTY WEXPLORE	School Specialty, Inc.	Registered	3926476	77/787,848	01-Mar-2011	23-Jul-2009

SCIENCE IN A NUTSHELL	Delta Education, LLC	Registered	2370886		25-Jul-2000

SCIENCE VIEW	Delta Education, LLC	Registered	2502701		30-Oct-2001

SITTON SPELLING AND WORD SKILLS	School Specialty, Inc.	Registered	3617281	77/452,338	05-May-2009	18-Apr-2008

SOFT TOUCH FONICS	Delta Education, LLC	Registered	1863200	74/385,972	15-Nov-1994	04-May-1993

SOUNDS SENSIBLE	School Specialty, Inc.	Registered	2163913		09-Jun-1998

SOUNDS SENSIBLE	School Specialty, Inc.	Registered	3381536	77/218,893	12-Feb-2008	29-Jun-2007

SPELL CHECK	School Specialty, Inc.	Registered	2335381	75/648,445	28-Mar-2000	25-Feb-1999

SPORDAS (STYLIZED)	Sportime, LLC	Registered	1955231	74/285,191	06-Feb-1996	16-Jun-1992

SPORTIME	Sportime, LLC	Registered	1665914	74/100,635	26-Nov-1991	26-Sep-1990

SPORTIME	Sportime, LLC	Registered	1085148	73/120,398	07-Feb-1978	25-Mar-1977

SPORTIME and Design	Sportime, LLC	Registered	2498193	76/130,890	16-Oct-2001	19-Sep-2000

TEACHERS’ DISCOUNT	School Specialty, Inc.	Registered	4,213,822	85/549,307	25-Sep-2012	22-Feb-2012

THE 101	Premier Agendas, LLC	Registered	4126207	85/091,113	10-Apr-2012	22-Jul-2010

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

THE SPEECH BIN	Sportime, LLC	Registered	3205537	78/801,406	06-Feb-2007	27-Jan-2006

TIMETRACKER	Premier Agendas, LLC	Registered	3343824	78/682,790	27-Nov-2007	01-Aug-2005

TOUCHPHONICS	School Specialty, Inc.	Registered	2465862		03-Jul-2001

TOUCH-UNITS	School Specialty, Inc.	Registered	3446159	77/149,991	10-Jun-2008	05-Apr-2007

TRUE-FLOW	Sax Arts & Crafts, Inc.	Registered	1271755	73/378,143	27-Mar-1984	04-Aug-1982

TUFF-GLIDE SYSTEM	Childcraft Education, LLC	Registered	2792916	78/103,107	09-Dec-2003	16-Jan-2002

UGO365	Premier Agendas, LLC	Registered	3935126	77/791,368	22-Mar-2011	28-Jul-2009

UGO365	Premier Agendas, LLC	Registered	4,176,073	77/954,006	17-Jul-2012	09-Mar-2010

ULTRA PLUS	School Specialty, Inc.	Registered	2730228	76/302,139	24-Jun-2003	20-Aug-2001

VERSA TEMP	Sax Arts & Crafts, Inc.	Registered	1746677	74/263,859	19-Jan-1993	08-Apr-1992

VIC (MISCELLANEOUS DESIGN ONLY)	School Specialty, Inc.	Registered	3024505	78/331,716	06-Dec-2005	21-Nov-2003

VOCABULARY FROM CLASSICAL ROOTS	School Specialty, Inc.	Registered	3618327	77/420,054	12-May-2009	12-Mar-2008

VOCABULARY FROM CLASSICAL ROOTS	School Specialty, Inc.	Registered	3614545	77/355,324	05-May-2009	19-Dec-2007

WEXPLORE	School Specialty, Inc.	Registered	3926477	77/787,852	01-Mar-2011	23-Jul-2009

WHERE EDUCATION MEETS IMAGINATION	Childcraft Education, LLC	Registered	2388545		19-Sep-2000

WHERE THE CHILD COMES FIRST	Childcraft Education, LLC	Registered	4273401	85/555,103	8-Jan-2013	28-Feb-2012

WORDLY WISE	School Specialty, Inc.	Registered	2278178		14-Sep-1999

WORDLY WISE 3000	School Specialty, Inc.	Registered	3217686	78/879,989	13-Mar-2007	09-May-2006

WORDS I USE WHEN I WRITE	School Specialty, Inc.	Registered	3223075	78/914,544	27-Mar-2007	22-Jun-2006

WRITE ON and Design	Sax Arts & Crafts, Inc.	Registered	1262365	73/378,144	27-Dec-1983	04-Aug-1982

YOU FOCUS ON ACHIEVEMENT, WE FOCUS ON YOU	School Specialty, Inc.	Registered	3687338	77/598,309	22-Sep-2009	22-Oct-2008

APOLLO	School Specialty, Inc.	Pending		86391602		11-Sep-2014

CLASSROOM SELECT	School Specialty, Inc.	Pending		86406290		25-Sep-2014

NEOCLASS	School Specialty, Inc.	Pending		86391603		11-Sep-2014

Mark	Bus. Unit / Owner	Status	Reg. No.	App. No.	Reg. Date	Filing Date

NEOMOVE	School Specialty, Inc.	Pending		86398235		18-Sep-2014

NEOROK	School Specialty, Inc.	Pending		86395241		15-Sep-2014

RECIPE FOR READING	School Specialty, Inc.	Registered	4588323	86160841	19-Aug-2014	08-Jan-2014

ROYAL SEATING	School Specialty, Inc.	Pending		86283572		16-May-2014

R Stylized	School Specialty, Inc.	Pending		86283569		16-May-2014

S.P.I.R.E. TOUCH PHONICS	School Specialty, Inc.	Pending		86303892		09-Jun-2014

S.P.I.R.E. TOUCH PHONICS Logo	School Specialty, Inc.	Pending		86303897		09-Jun-2014

United States Patents

Title	Country	App. No.	Filing Date	Pat. No.	Issue Date	Status	Bus. Unit / Owner

BIN AND BAY SHELVING AND STORAGE UNIT	United States			D437,706	02/20/01	Granted	Childcraft Education, LLC

DUAL SURFACE BALL	United States	29/151,190	10/22/01	D478367	08/12/03	Granted	School Specialty, Inc.

ART TABLE	United States	10/068,439	02/05/02	6694893	02/24/04	Granted	Childcraft Education, LLC

COAT RACK AND STORAGE UNIT	United States			D436,263	01/16/01	Granted	Childcraft Education, LLC

TOY REFRIGERATOR HAVING AN ACTIVITY SURFACE	United States	09/479,004	01/07/00	6171173	01/09/01	Granted	Childcraft Education, LLC

METHOD OF TEACHING READING (ii)	United States	11/511,473	08/29/06	8439684	05/14/13	Granted	School Specialty, Inc.

CORNER MOULDING AND IMPROVED CORNER CONSTRUCTION	United States	09/263,751	03/05/99	6352382	03/05/02	Granted	Childcraft Education, LLC

CHAIR	United States			D470,320	02/18/03	Granted	Childcraft Education, LLC

CHAIR	United States			D471,730	03/18/03	Granted	Childcraft Education, LLC

METHOD OF TEACHING READING	United States	09/726,550	12/01/00	6544039	04/08/03	Granted	School Specialty, Inc.

EDUCATIONAL GAME	United States	29/241,872	11/01/05	D538,856	03/20/07	Granted	School Specialty, Inc.

TRAINING DEVICE	United States	29/240,540	10/14/05	D537,119	02/20/07	Granted	Sportime, LLC

TRAINING DEVICE	United States	11/365,973	03/01/06	7618358	11/17/09	Granted	Sportime, LLC

CORNER MOULDING AND IMPROVED CORNER CONSTRUCTION	United States	09/263,751	03/05/99	6176637	01/23/01	Granted	Childcraft Education, LLC

Schedule 9(a)

Copyrights

CHILDCRAFT EDUCATION, LLC.

Title	Reg. Number	Reg. Date
Childcraft: the growing years: [catalog].	TX0000677954	5/13/1981
Childcraft: the growing years: [catalog].	TX0000677953	5/13/1981
Childcraft: the growing years: [catalog].	TX0000677955	5/13/1981
Childcraft: the growing years: [catalog].	TX0000677952	5/13/1981
Childcraft: the growing years: [catalog].	TX0000677951	5/13/1981
Dial-R / [Carol D. Mardell-Czudnowski, Dorothea S. Goldenberg].	TX0001413417	6/29/1984
Childcraft: the growing years: [catalog].	TX0001594689	3/15/1985
Childcraft: the growing years: [catalog].	TX0001764298	3/26/1986
Childcraft: the Growing Years, infants, early childhood, special ed school catalog	TX0002250405	2/1/1988
Childcraft: the Growing Years, infants, early childhood, special ed school catalog	TX0002486090	2/1/1989
DIAL-R activity card system: developmental tasks for school and home	TX0002634186	8/9/1989
Dial-R for parents: activities for the child at home keyed to the Dial-R assessment kit	TX0002634081	8/15/1989
Childcraft—building minds and imaginations for the growing years: 1990	TX0002787251	3/13/1990
Childcraft: the Growing Years, infants, early childhood, special ed school catalog	TX0004140775	8/30/1995
Earth and Space	SR0000611712	9/13/2007
Inquiry	SR0000611715	9/13/2007
Life Science	SR0000611714	9/13/2007
Personal and Social Perspectives	SR0000611711	9/13/2007
Physical Science	SR0000611710	9/13/2007
Let’s get cooking! / by Margot Hammond.	TX0004742730	3/17/1998
Childcraft: toys that teach: [catalog].	TX0001594688 TX0002239795	3/15/1985 8/12/1985
Childcraft: toys that teach: [catalog].	TX0001764297; TX0001889261	2/28/1986; 8/21/1986
Just for Kids!: America’s favorite children’s catalog.	TX0002124525	8/3/1987
Childcraft: toys that teach: [catalog].	TX0002009649; TX0002124526	2/24/1987 & 8/3/1987

Title	Reg. Number	Reg. Date
Just for Kids!: America’s favorite children’s catalog.	TX0002326459; TX0002404103; TX0002404104; TX0002403577; TX0002407643; TX0002407644	2/8/1988; 9/6/1988; 9/6/1988; 10/24/1988; 10/24/1988
Childcraft: toys that teach: [catalog].	TX0002319535; TX0002402995; TX0002404100; TX0002402994	2/8/1988; 9/6/1988; 9/6/1988; 9/6/1988
Childcraft west: the Growing Years, infants, early childhood, special ed. school catalog	TX0002486089	2/1/1989
Childcraft West—building minds and imaginations for the growing years: 1990	TX0002787252	3/13/1990
Childcraft: toys that teach: [catalog].	TX0002537376; TX0002515392; TX0002714983; TX0002714984; TX0002714985; TX0002714986; TX0002714987	2/15/1989; 2/15/1989; 12/4/1989; 12/4/1989; 12/4/1989; 12/4/1989; 12/4/1989
Just for Kids!: America’s favorite children’s catalog	TX0002501249; TX0002501669; TX0002501670; TX0002701220; TX0002701219; TX0002701218; TX0002701216; TX0002701217	2/2/1989; 2/2/1989; 2/2/1989; 12/1/1989; 12/1/1989; 12/1/1989 ;12/1/1989; 12/1/1989
Childcraft: toys that teach: [catalog].	TX0002765767; TX0002765768; TX0002765769; TX0002765770	3/14/1990; 3/14/1990; 3/14/1990; 3/14/1990
Celebrate Science Physical Science Set	SR0000611710	9/13/2007

DELTA EDUCATION, LLC

Title	Reg. Number	Reg. Date
Beginnings: teacher’s guide/Herbert D. Their, Robert C. Knott	TX0005877113	11/21/2003
Behavior of mealworms: teacher’s guide	TX0002384470	7/8/1988
Butterflies and moths	TX0005914419	2/10/2004
Butterflies and moths: teacher’s guide	TX0002384468	11/1/1996
Charge it! Static electricity: activity guide/by Delta Education; author, Richard Bollinger	TX0004406415	11/1/1996
Charge it! static electricity : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406422	11/1/1996
Classroom plants : teacher’s guide.	TX0002384473	7/8/1988
Clear view of area and volume formulas : activities, visuals, masters.	TX0004406667	2/19/1997

Title	Reg. Number	Reg. Date
Color and light.	TX0005914420	2/10/2004
Communities : teacher’s guide / Robert C. Knott, Herbert D. Thier.	TX0005866655	11/21/2003
Crystal creations : activity guide / author, Carol Prekker.	TX0004406777	2/19/1997
Delta Science First Reader, Science and Literacy program Teacher’s Guide.	TX0006898348	11/9/2007
Delta science module, erosion teacher’s guide.	TX0006404994	6/28/2006
Delta science module, third edition : classroom plants : teacher’s guide.	TX0006405648	6/28/2006
Delta science module, third edition : earth, moon, and sun : teacher’s guide.	TX0006405649	6/28/2006
Delta science module, third edition : earth processes : teacher’s guide.	TX0006405647	6/28/2006
Delta science module, third edition : electromagnetism : teacher’s guide.	TX0006405651	6/28/2006
Delta science module, third edition : matter and change : teacher’s guide.	TX0006405646	6/28/2006
Delta science module, third edition : plant and animal populations : teacher’s guide.	TX0006405650	6/28/2006
Delta Science Modules, Third Ed., DNA: From Genes to Proteins Teacher’s Guide.	TX0006898345	11/9/2007
Delta Science Modules, Third Ed., Earth Movements, At Home Folio.	TX0006897073	12/7/2007
Delta Science Modules, Third Ed., Earth Movements, At Home Folio (Spanish Edition)	TX0006897105	12/7/2007
Delta Science Modules, Third Ed., Earth Movements Science Notebook.	TX0006898338	11/9/2007
Delta Science Modules, Third Ed., Earth Movements Science Notebook, Spanish Edition Delta Science Modules, Third Edition.	TX0006898340	11/9/2007
Delta Science Modules, Third Ed., Food Chains and Webs, At Home Folio.	TX0006897058	12/7/2007
Delta Science Modules, Third Ed., Food Chains and Webs, At Home Folio (Spanish Edition)	TX0006897064	12/7/2007
Delta Science Modules, Third Ed., Food Chains and Webs Science Notebook.	TX0006898323	11/9/2007
Delta Science Modules, Third Ed., Food Chains and Webs Science Notebook, Spanish Edition.	TX0006898320	11/9/2007
Delta Science Modules, Third Ed., Force and Motion, At Home Folio (Spanish Edition)	TX0006897081	12/7/2007
Delta Science Modules, Third Ed., Force and Motion, At Horne Folio.	TX0006897097	12/7/2007
Delta Science Modules, Third Ed., Force and Motion Science Notebook.	TX0006898328	11/9/2007
Delta Science Modules, Third Ed., Force and Motion Science Notebook, Spanish Edition.	TX0006898339	11/9/2007
Delta Science Modules, Third Ed., Using Science Notebooks Folio.	TX0006897051	12/7/2007
Delta Science Reader, Astronomy.	TX0006898342	11/9/2007
Delta Science Reader, Earth Movements Reader, Spanish Edition.	TX0006898332	11/9/2007
Delta Science Reader, Electrical Connections Delta Science Reader.	TX0006898344	11/9/2007
Delta Science Reader, Food Chains and Webs Reader, Spanish Edition.	TX0006898327	11/9/2007
Delta Science Reader, Force and Motion Reader, Spanish Edition.	TX0006898325	11/9/2007

Title	Reg. Number	Reg. Date
Detective lab : activity guide / by Delta Education ; author, Richard Bollinger.	TX0004406417	11/1/1996
Detective lab : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406416	11/1/1996
Dinosaurs and fossils.	TX0005914416	2/10/2004
Discovery guide : body and senses : pre-K.	TX0005699021	5/8/2003
Earth movements.	TX0005913100	2/10/2004
Ecosystems : teacher’s guide / Robert C. Knott, Herbert D. Thier.	TX0005866657	11/21/2003
Electrical circuits / [Sarah A. Maineri], senior project editor.	TX0005748056	5/8/2003
Electrical circuits : teacher’s guide.	TX0002384480	7/8/1988
Electrical circuits : teacher’s guide / Sarah A. Maineri, senior project editor.	TX0005747210	5/9/2003
Electromagnetism : activity guide / by Delta Education ; author, Sally Seehafer.	TX0004406419	11/1/1996
Electromagnetism : teacher’s guide.	TX0002384461	7/8/1988
Energy & motion : activity guide / author, M. J. Lechner.	TX0004410975	2/18/1997
Energy & motion : activity journal.	TX0004410976	2/18/1997
Energy sources : teacher’s guide / Herbert D. Thier, Robert C. Knott.	TX0005877116	11/21/2003
Environments : teacher’s guide / Robert C. Knott, Herbert D. Thier.	TX0005866659	11/21/2003
Finding the moon.	TX0005748493	5/8/2003
Finding the Moon : teacher’s guide.	TX0005792811	8/12/2003
Finding the moon : teacher’s guide / by Gretchen M. Alexander.	TX0002384476	7/8/1988
Flight and rocketry reader	TX0005913098	2/10/2004
Flight! gliders to jets : activity guide / by Delta Education ; author, Richard Bollinger.	TX0004406420	11/1/1996
Food chaines and webs : teacher’s guide / Sarah A. Maineri, senior project editor.	TX0005747206	5/9/2003
Food chains and webs / [Sarah A. Maineri], senior project editor.	TX0005748057	5/8/2003
Force and motion : teacher’s guide / Sarah A. Maineri, senior project editor.	TX0005747207	5/9/2003
From seed to plant : teacher’s guide.	TX0002384472	7/8/1988
Gears at work : activity guide / author, Joreen Hendry.	TX0004410977	2/18/1997
Gears at work : activity journal / author, Joreen Hendry.	TX0004410978	2/18/1997
Great sensations : smell, taste, touch : activity guide / author, Katy Z. Allen.	TX0004423398	3/3/1997
Great sensations : smell, taste, touch : activity journal / author, Katy Z. Allen.	TX0004423399	3/3/1997
Great sensations : vision & hearing : activity guide / author, Kathy Z. Allen.	TX0004410979	2/18/1997
Great sensations : vision & hearing : activity journal / author, Kathy Z. Allen.	TX0004410973	2/18/1997
Hexagonoes exponents : level 1 : teacher guide.	TX0005853766	11/21/2003
Hexagonoes exponents : level 2 : teacher guide.	TX0005853767	11/21/2003
Hexagonoes percents : level 2 : teacher guide.	TX0005853768	11/21/2003
Investigating water.	TX0005913096	2/10/2004
Investigating water : teacher’s guide.	TX0002384457	7/8/1988
Length and capacity : teacher’s guide / by D. Louis Finsand.	TX0002384462	7/8/1988
Lenses and mirrors : teacher’s guide / prepared by the National Learning Center.	TX0002384463	7/8/1988

Title	Reg. Number	Reg. Date
Life cycles : teacher’s guide / Herbert D. Thier, Robert C. Knott.	TX0005877115	11/21/2003
Looking at liquids : teacher’s guide.	TX0002384458	7/8/1988
Magnetic magic : activity journal / by Delta Education ; author, Richard Bollinger.	TX0004406421	11/1/1996
Magnets.	TX0005913097	2/10/2004
Material objects : teacher’s guide / Herbert D. Thier, Robert C. Knott.	TX0005877114	11/21/2003
Measuring : teacher’s guide.	TX0002384465	7/8/1988
Newton’s toy box : teacher’s guide.	TX0006403251	6/28/2006
Observing an aquarium.	TX0005914421	2/10/2004
Observing an aquarium : teacher’s guide.	TX0005914412	2/10/2004
Observing an aquarium : teacher’s guide / by Deighton K. Emmons, Jr.	TX0002384471	7/8/1988
Oceans.	TX0005913099	2/10/2004
Oceans : teacher’s guide.	TX0005914414	2/10/2004
Organisms : teacher’s guide / Robert C. Knott, Herbert D. Thier.	TX0005866656	11/21/2003
Plant and animal life cycles.	TX0005699028	5/8/2003
Plant and animal life cycles : teacher’s guide.	TX0002384469	7/8/1988
Plants in our world reader.	TX0006402066	6/26/2006
Pollution.	TX0005913095	2/10/2004
Pond life : teacher’s guide.	TX0002384467	7/8/1988
Powders and crystals : teacher’s guide.	TX0002384459	7/8/1988
Properties : teacher’s guide.	TX0002384460	7/8/1988
Relative position and motion : teacher’s guide / Robert C. Knott, Herbert D. Thier.	TX0005866658	11/21/2003
Rock origins : activity guide / author, Richard Bollinger.	TX0004406776	2/19/1997
Rocks and minerals : teacher’s guide / by Ben Werner.	TX0002384479	7/8/1988
Seed mysteries : activity guide / author, Mary Jo Lechner.	TX0004410972	2/18/1997
Seed mysteries : activity journal / author, Mary Jo Lechner.	TX0004410974	2/18/1997
Simple machines.	TX0005699027	5/8/2003
Simple machines : teacher’s guide / by Elizabeth Fox.	TX0002384481	7/8/1988
Sink or float? : teacher’s guide.	TX0006403250	6/28/2006
Sink or float : teacher’s guide.	TX0002384482	7/8/1988
Soil science.	TX0005914417	2/10/2004
Solar system / [Sarah A. Maineri], senior project editor.	TX0005748058	5/8/2003
Solar system : teacher’s guide / Sarah A. Maineri, senior project editor.	TX0005747208	5/9/2003
Sound.	TX0005913094	2/10/2004
Sound : teacher’s guide.	TX0005914413	2/10/2004
Sound : teacher’s guide.	TX0002384456	7/8/1988
Stages of matter : teacher’s guide.	TX0005792812	8/12/2003
States of matter / [Sarah A. Maineri], senior project editor.	TX0005748054	5/8/2003
States of matter : teacher’s guide / by Michael Worosz.	TX0002384464	7/8/1988
Sunshine and shadows.	TX0005913093	2/10/2004
Sunshine and shadows : teacher’s guide.	TX0002384477	7/8/1988
Using your senses / [Sarah A. Maineri], senior project editor.	TX0005748059	5/8/2003
Using your senses : teacher’s guide / Sarah A. Maineri, senior project editor.	TX0005747205	5/9/2003
Water cycle.	TX0005914418	2/10/2004

Title	Reg. Number	Reg. Date
Weather forecasting.	TX0005699029	5/8/2003
Weather forecasting : teacher’s guide / by Deighton K. Emmons, Jr.	TX0002384475	7/8/1988
Weather forecasting : teacher’s guide / Sarah A. Maineri, senior project editor.	TX0005747209	5/9/2003
Weather instruments / [Sarah A. Maineri], senior project editor.	TX0005748055	5/8/2003
Weather instruments : teacher’s guide / by Lester G. Paldy.	TX0002384478	7/8/1988
Weather watching / [Sarah A. Maineri], senior project editor.	TX0005748053	5/8/2003
Weather watching : teacher’s guide / by Lester G. Paldy.	TX0002384474	7/8/1988
Weather wise : activity guide / author, Ceanne Tzimopoulos.	TX0004410969	2/18/1997
Weather wise : activity journal / author, Ceanne Tzimopoulos.	TX0004410970	2/18/1997
Work : plane & simple : activity guide / author, Sally Gullatt Seehafer.	TX0004410971	2/18/1997
Work—plane and simple : activity guide / by Delta Education ; author, Sally Gullatt Seehafer.	TX0004406418	11/1/1996
You and your body / [Sarah A. Maineri], senior project editor.	TX0005748052	5/8/2003
You and your body : teacher’s guide.	TX0005815686	8/12/2003
You and your body : teacher’s guide / by David R. Stronck.	TX0002384466	7/8/1988
Amazing air : DSM II teacher’s guide / National Learning Center.	TX0004441524	1/9/1997
Animal behavior : teacher’s guide.	TX0004440867	1/9/1997
Aquatic life mini-kit : equipment and guide to assist children in the exploration of an aquatic environment.	TX0003739371	12/6/1993
Beginnings : teacher’s guide : level K / Herbert D. Thier, Robert C. Knott.	TX0003363130	6/3/1992
Behavior of mealworms : Delta project cards / William R. Brown, Edwin P. White.	TX0000957855	8/11/1982
Body basics : activity guide.	TX0004406456	11/1/1996
Body basics : activity journal.	TX0004406458	11/1/1996
Brine shrimp : Delta project cards / William R. Brown, Edwin P. White.	TX0000957849	8/11/1982
Bubble science activity guide.	TX0004406454	11/1/1996
Bubble science activity journal.	TX0004406453	11/1/1996
Butterflies and moths : DSM II teacher’s guide.	TX0004440180	1/9/1997
Chemical interactions : teacher’s guide.	TX0003842875	2/27/1995
Classroom plants : teacher’s guide / editing Jill Farinelli ; ill./art production Nancy Schoefl.	TX0004442733	1/9/1997
Clay boats : Delta project cards / William R. Brown, Edwin P. White.	TX0000957850	8/11/1982
Clear view of personal checking : simulations, activities, masters, visuals / author, Vicky L. Kouba.	TX0004406666	2/19/1997
Color and light : teacher’s guide.	TX0004043757	2/27/1995
Communities.	TX0003593416	6/21/1993
Communities : teacher’s guide, level 5 / Robert C. Knott, Herbert D. Thier.	TX0003690485	9/30/1993
Crystal creations : activity journal.	TX0004406455	11/1/1996
Delta Education, Inc., presents A feast of fractions / a menu of activities prepared by Sally Palow, Kathleen Knoblock, Myra Kennedy [et al.] ; cover ill. Rose Lowry.	TX0004406537	11/1/1996
Delta game factory / Vicky L. Kouba.	TX0004406544	2/19/1997
Delta project cards—Colored solutions / William R. Brown, Edwin P. White.	TX0000842525	10/26/1981
Delta Volume Shake : teacher’s guide.	TX0004409053	11/1/1996

Title	Reg. Number	Reg. Date
Dinosaur classification : teacher’s guide.	TX0004440862	1/9/1997
DNA—from genes to proteins : teacher’s guide / author, Betty B. Hoskins.	TX0003845929	6/24/1994
Earth, moon, and sun : teacher’s guide / author[s], John G. Radzilowicz, 1952-, and Jan M. Derby ; ill. Nancy Schoefl.	TX0004442655	1/9/1997
Earth movements : DSM II teacher’s guide.	TX0004441527	1/9/1997
Earth processes : teacher’s guide.	TX0004440864	1/9/1997
Earthworms : Delta project cards / William R. Brown, Edwin P. White.	TX0000957851	8/11/1982
Ecosystems.	TX0003593418	6/21/1993
Ecosystems : SCIS 3, teacher’s guide, level 6 / Robert C. Knott, Herbert D. Thier.	TX0003690482	9/30/1993
Electrical circuits : teacher’s guide / editing Editorial Services Plus ; ill./art production Nancy Schoefl.	TX0004440927	1/9/1997
Electrical connections : activity guide.	TX0004406463	11/1/1996
Electrical connections : teacher’s guide / author, Bob Roth.	TX0003830396	3/31/1994
Electromagnetism activity journal.	TX0004409099	11/1/1996
Electromagnetism : teacher’s guide.	TX0004043755	2/27/1995
Energy sources.	TX0003602059	6/21/1993
Environments.	TX0003593419	6/21/1993
Environments : teacher’s guide, level 4 / Robert C. Knott, Herbert D. Thier.	TX0003690484	9/30/1993
Erosion : teacher’s guide.	TX0004043756	2/27/1995
Exploring geometry : intermediate.	TX0003423266	11/16/1992
Exploring geometry : primary.	TX0003423267	11/16/1992
Exploring number relationships : intermediate.	TX0003423265	11/16/1992
Exploring probability / Fredda J. Friederwitzer, Barbara Berman, Beth Forrester.	TX0003423216	11/16/1992
Exploring probability : primary / Vicky L. Kouba.	TX0003423215	11/16/1992
Fast food for thought : Delta base 10 fries : teacher’s guide / Carole Reesink.	TX0003627597	6/25/1993
Fast Food for Thought : Delta Demimal Dog : teacher’s guide.	TX0003485171	2/16/1993
Fast food for thought : Delta fraction burger : teacher’s guide / Carole Reesink and Linda Frost.	TX0003627596	6/25/1993
Finding the moon : teacher’s guide.	TX0004440865	1/9/1997
Food chains and webs : DSM II teacher’s guide.	TX0004441526	1/9/1997
Fossil formations : activity guide.	TX0004406459	11/1/1996
Fossil formations : activity journal.	TX0004406457	11/1/1996
From seed to plant : teacher’s guide / editing Diana J. Reno ; ill./art production Nancy Schoefl.	TX0004446637	1/9/1997
Fungi—small wonders : teacher’s guide.	TX0003830394	3/31/1994
Gases and “airs” : Delta project cards / William R. Brown, Edwin P. White.	TX0000957853	8/11/1982
I Can’t Believe It’s Math! : discovering classroom math in after-school activities / Mary Ann Schroeder, Marcay Burma-Washington	TX0003567974	5/28/1993
If shipwrecks could talk : teacher’s guide.	TX0004440866	1/9/1997
Insect life : teacher’s guide.	TX0003933407	2/27/1994
Interaction and systems.	TX0003606743	6/21/1993
Interaction and systems : teacher’s guide : level 2 / Herbert D. Thier, Robert C. Knott.	TX0003363133	6/3/1992

Title	Reg. Number	Reg. Date
Investigating water : teacher’s guide / editing Elizabeth Foy ; ill./art production Nancy Schoefl.	TX0004440919	1/9/1997
Length and capacity : teacher’s guide.	TX0004442792	1/9/1997
Lenses and mirrors : teacher’s guide / author, the National Learning Center ; ill./art production Nancy Schoefl.	TX0004442654	1/9/1997
Life cycles.	TX0003606744	6/21/1993
Life cycles : teacher’s guide : level 2 / Herbert D. Thier, Robert C. Knott.	TX0003363132	6/3/1992
Looking at liquids : teacher’s guide / editing Editorial Services Plus ; ill./art production Nancy P. Schoefl.	TX0004440926	1/9/1997
Magnet magic activity guide.	TX0004409100	11/1/1996
Magnets : teacher’s guide / author, Joreen Hendry.	TX0003830397	3/31/1994
Material objects.	TX0003606739	6/21/1993
Material objects : teacher’s guide : level 1 / Herbert D. Thier, Robert C. Knott.	TX0003363134	6/3/1992
Measuring : teacher’s guide / editing Elizabeth Foy ; ill./art production Nancy Schoefl.	TX0004440922	1/9/1997
Newtons toy box : teacher’s guide / author, Carolyn Sumners.	TX0003830398	3/31/1994
Observing an aquarium : DSM II teacher’s guide.	TX0004440179	1/9/1997
Organisms.	TX0003606742	6/21/1993
Organisms : teacher’s guide : level 1 / Herbert D. Thier, Robert C. Knott.	TX0003363131	6/3/1992
Plant and animal life cycles : teacher’s guide / editing Kathy Z. Allen and Kathy Talmadge ; ill./art production Nancy P. Schoefl.	TX0004440925	1/9/1997
Plant and animal populations : teacher’s guide / editing Diana J. Reno ; ill./art production Nancy Schoefl.	TX0004440924	1/9/1997
Pollution : teacher’s guide.	TX0003845509	6/24/1994
Pond life : teacher’s guide.	TX0003933406	2/27/1994
Populations.	TX0003606741	6/21/1993
Populations : teacher’s guide : level 3 / Herbert D. Thier, Robert C. Knott.	TX0003363136	6/3/1992
Powders and crystals : teacher’s guide / editing Diana J. Reno ; ill./art production Nancy P. Schoefl.	TX0004440921	1/9/1997
Properties : teacher’s guide.	TX0004442793	1/9/1997
Relative position and motion : SCIS 3, teacher’s guide, level 4 / Herbert D. Thier, Robert C. Knott.	TX0003690483	9/30/1993
Rock origins : activity journal.	TX0004411206	11/1/1996

Rocks and minerals : teacher’s guide : a Delta science module / editing Editorial Services Plus, copyediting Jill Farinelli ; design/production Ann V. Richardson ; ill./art production Nancy P. Schoefl ; cover design Nancy P. Schoefl.

	TX0003784217	3/31/1994
Science in a Nutshell : flight! gliders to jets, activity journal.	TX0004414313	11/1/1996
Scientific theories.	TX0003593417	6/21/1993
Scientific theories.	TX0003602057	6/21/1993
SCIS 3 energy sources.	TX0003577675	6/21/1993
SCIS 3 relative position and motion.	TX0003577674	6/21/1993
Simple machines : teacher’s guide / editing Editorial Services Plus ; ill./art production Nancy P. Schoefl.	TX0004015686	2/27/1995
Sink or float : Delta project cards / William R. Brown, Edwin P. White.	TX0000957852	8/11/1982
Sink or float? : teacher’s guide.	TX0004446585	1/9/1997

Title	Reg. Number	Reg. Date

Small things and microscopes : teacher’s guide / author, Eileen Terrill ; contributors, Jeanne Dietsch, William Kennedy and Bradford Taylor ; ill. Phyllis Pittet and Susan Dunholter ; photography Paul McGuirk.

	TX0003864322	6/24/1994
Soil science : DSM II teacher’s guide.	TX0004441525	1/9/1997
Solar energy : teacher’s guide.	TX0003845510	6/24/1994
Solar system : teacher’s guide / editing Editorial Services Plus and D. Louis Finsand ; ill./art production Nancy Schoefl.	TX0004446638	1/9/1997
Sound : teacher’s guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004440920	1/9/1997
Sound vibrations : activity guide.	TX0004406460	11/1/1996
Sound vibrations : activity guide.	TX0004406461	11/1/1996
Sound vibrations : activity guide.	TX0004406462	11/1/1996
States of matter : teacher’s guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446636	1/9/1997
Strings & musical instruments : Delta project cards / William R. Brown, Edwin P. White.	TX0000957856	8/11/1982
Subsystems and variables.	TX0003606740	6/21/1993
Subsystems and variables : teacher’s guide : level 3 / Herbert D. Thier, Robert C. Knott.	TX0003363135	6/3/1992
Sunshine and shadows : teacher’s guide / editing Katy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446642	1/9/1997
Water cycle : teacher’s guide / editing Kathy Z. Allen ; ill./art production Nancy Schoefl.	TX0004446639	1/9/1997
Weather forecasting : teacher’s guide / editing Editorial Services Plus ; ill./art production Nancy Schoefl.	TX0004446640	1/9/1997
Weather instruments : teacher’s guide.	TX0004440861	1/9/1997
Weather watching : teacher’s guide / editing Jill Farinelli ; ill./art production Nancy Schoefl.	TX0004446641	1/9/1997
Whistles : Delta project cards / William R. Brown, Edwin P. White.	TX0000957854	8/11/1982
You and your body : teacher’s guide.	TX0003830395	3/31/1994
About me.	TX0006236193	9/30/2005
Addition & subtraction student activity guide : no. 550-3530.	TX0005751741	5/8/2003
Addition & subtraction : teacher’s guide.	TX0005752801	5/8/2003
Algebra : grades 3-4, student activity guide.	TX0005698998	5/8/2003
Algebra : grades 5-6, student activity guide.	TX0005698994	5/8/2003
Algebra teacher’s guide : grades 3-4.	TX0005751730	5/8/2003
Algebra teacher’s guide : grades 5-6.	TX0005751729	5/8/2003
Animal observatory : activity guide.	TX0005827574	8/12/2003
Animal observatory : activity journal.	TX0005827531	8/23/2003
Animals.	TX0006203855	7/28/2005
Area and volume formulas teacher’s guide.	TX0005854001	11/21/2003
Base Ten Fries : math activities for Base Ten Fries.	TX0005866681	11/21/2003
Body basics : activity journal.	TX0005827635	8/13/2003
Breaking earth’s hold : activity guide.	TX0005827561	8/12/2003
Breaking earth’s hold : activity journal.	TX0005827540	8/12/2003
Bubble science : activity guide.	TX0005827624	8/12/2003
Bubble science : activity journal.	TX0005827633	8/12/2003
Butterflies and moths : teacher’s guide.	TX0005914936	2/10/2004
Charge it! static electricity : activity guide.	TX0005827625	8/12/2003

Title	Reg. Number	Reg. Date
Charge it! static electricity : activity journal.	TX0005827636	8/12/2003
Clear View—graphing : grades 5-8, teacher’s guide : overhead transparencies, activity masters.	TX0005876336	11/21/2003
Clear view of decimals : activities, masters, visuals, applications.	TX0005876337	11/21/2003
Clear view of fractions : activities, masters, visuals, applications.	TX0005866615	11/21/2003
Clear view of percent : activities, masters, visuals, applications.	TX0005876334	11/21/2003
Clear view of personal checking : simulations, activities, masters, visuals.	TX0005876338	11/21/2003
Clear view of tessellations : activities, masters, visuals.	TX0005866614	11/21/2003
Clear view ratio & proportion.	TX0005876330	11/21/2003
Clever levers : activity guide.	TX0005827580	8/12/2003
Clever levers : activity journal.	TX0005827583	8/12/2003
Color and light : teacher’s guide.	TX0005920199	2/10/2004
Crystal creations : activity guide.	TX0005827618	8/12/2003
Crystal creations : activity journal.	TX0005827616	8/12/2003
Data analysis and probability student activity guide / written by Eve Laubner Thibodeau ; editor, Kathryn S. Daniel ; graphic artist, Janis Rattet ; illustrator, Laurel Aiello.	TX0005748234	5/8/2003
Data analysis and probablilty teacher’s guide : no. 450-3563.	TX0005751739	5/8/2003
Decimal Dog : math activities for the Decimal Dog.	TX0005866680	11/21/2003
Delta science module / by Ana Costa.	TX0005808261	8/12/2003
Delta science module : from seed to plant.	TX0005808265	8/12/2003
Delta science module : plant and animla life cycles	TX0005808263	8/12/2003
Delta science module : properties.	TX0005808262	8/12/2003
Delta science module : simple machines.	TX0005808264	8/12/2003
Delta science module, third edition : matter and change.	TX0006236223	9/30/2005
Destination, moon : activity guide.	TX0005827581	8/12/2003
Destination moon : activity journal.	TX0005827524	8/12/2003
Detective lab : activity guide.	TX0005827634	8/12/2003
Detective lab : activity journal.	TX0005827638	8/12/2003
Dinosaurs and fossils : teacher’s guide.	TX0005920198	2/10/2004
Discovery guide dinosaurs : pre-K.	TX0005752836	5/8/2003
Discovery guide : health and nutrition : pre-K.	TX0005752843	5/8/2003
Discovery guide : insects and spiders : pre-K.	TX0005752839	5/8/2003
Discovery guide : oceans : pre-K.	TX0005752838	5/8/2003
Discovery guide : trees : pre-K.	TX0005752837	5/8/2003
Discovery guide : weather : pre-K.	TX0005752842	5/8/2003
Earth.	TX0006226019	7/28/2005
Earth & sun : activity guide.	TX0005827549	8/12/2003
Earth & sun : activity journal.	TX0005827550	8/12/2003
Earth movements : teacher’s guide.	TX0005914938	2/10/2004
Earth processes.	TX0006203858	7/28/2005
Electrical connections : activity guide.	TX0005827564	8/12/2003
Electrical connections : activity journal.	TX0005827631	8/12/2003
Electromagnetism : activity guide.	TX0005827575	8/12/2003
Electromagnetism : activity journal.	TX0005827614	8/12/2003
Energy & motion : activity guide.	TX0005827563	8/12/2003
Energy & motion : activity journal.	TX0005827629	8/12/2003

Title	Reg. Number	Reg. Date
Feast of fractions : math activities for the Fraction Burger.	TX0005866682	11/21/2003
Flight and rocketry : teacher’s guide.	TX0005914937	2/10/2004
Flight! gliders to jets : activity guide.	TX0005827578	8/12/2003
Flight! gliders to jets : activity journal.	TX0005827615	8/12/2003
Flowering plants : activity guide.	TX0005827528	8/12/2003
Flowering plants : activity journal.	TX0005827559	8/12/2003
Force and motion.	TX0005698992	5/8/2003
Fossil formations : activity guide.	TX0005827639	8/12/2003
Fossil formations : activity journal.	TX0005827619	8/12/2003
Fraction Burger : math activities for the Fraction Burger.	TX0005866683	11/21/2003
Fraction concepts : student activity guide.	TX0005698997	5/8/2003
Fraction concepts teacher’s guide : no. 450-3366.	TX0005751738	5/8/2003
Fractions and decimals student activity guide : no. 550-3541.	TX0005751743	5/8/2003
Fractions and decimals teacher’s guide : no. 450-3399.	TX0005751745	5/8/2003
From seed to plant.	TX0005752831	5/8/2003
Gases : activity journal.	TX0005827530	8/12/2003
Gasses : activity guide.	TX0005827573	8/23/2003
Gears at work : activity guide.	TX0005827626	8/12/2003
Gears at work : activity journal.	TX0005827623	8/12/2003
Geometry student activity guide : grades 3-4.	TX0005751725	5/8/2003
Geometry teacher’s guide : grades 3-4.	TX0005751726	5/8/2003
Geometry teacher’s guide : grades 5-6.	TX0005751734	5/8/2003
Graphing : grades 1-3, teacher’s guide.	TX0005876335	11/21/2003
Hexagonoes addition and subtraction : level 2, teacher guide.	TX0005867049	11/21/2003
Hexagonoes base ten : teacher guide.	TX0005867050	11/21/2003
Hexagonoes fractions with Delta’s Fraction Burger : teacher guide.	TX0005867054	11/21/2003
Hexagonoes money : teacher guide.	TX0005867052	11/21/2003
Hexagonoes multiplication : level 1, teacher guide.	TX0005867055	11/21/2003
Hexagonoes order of operations : teacher guide.	TX0005867053	11/21/2003
Hexagonoes patterns : teacher guide.	TX0005867057	11/21/2003
Hexagonoes percents : level 1, teacher guide.	TX0005867048	11/21/2003
Hexagonoes ratio & proportion : level 2, teacher guide.	TX0005867056	11/21/2003
Hexagonoes scientific notation : teacher guide.	TX0005867051	11/21/2003
How do we learn?	TX0006203857	7/28/2005
Human machine : activity guide.	TX0005827572	8/12/2003
Human machine : activity journal.	TX0005827558	8/12/2003
Interaction and systems : Delta Education SCIS 3+ : level 2 : teacher’s guide / Herbert D. Thier, Robert C. Knott.	TX0005832399	11/21/2003
Investigating water : teacher’s guide.	TX0005914935	2/10/2004
Is it alive? : activity guide	TX0005827525	8/12/2003
Is it alive? : activity journal.	TX0005827582	8/12/2003
Liquids : activity guide.	TX0005827584	8/12/2003
Liquids : activity journal.	TX0005827548	8/12/2003
Magnet magic : activity guide.	TX0005827576	8/12/2003
Magnet magic : activity journal.	TX0005827622	8/13/2003
Magnets : teacher’s guide.	TX0005914934	2/10/2004
Material objects : Delta Education SCIS 3+.	TX0005867363	11/21/2003

Title	Reg. Number	Reg. Date
Math tune-ups : addition and subtraction : teacher’s guide : games specially created to practice and review basic facts and skills.	TX0005748060	5/8/2003
Math tune-ups : fractions : teacher’s guide : games specially created to practice and review basic facts and skills.	TX0005748061	5/8/2008
Math Tune-Ups : multiplication and division : teacher’s guide.	TX0005752847	5/8/2003
Measurement student activity guide / Eve Laubner Thibodeau, Lisa Lachance, John Prescott, and Mathew Bacon ; ill. by Coni Porter, Nancy Schoefl and Cheryl Wolf..	TX0005748238	5/8/2003
Measurement student activity guide / written and edited by Eve Laubner ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748235	5/8/2003
Measurement teacher’s guide : grades 1-3 : transparency teaching system.	TX0005853992	11/21/2003
Measurment teacher’s guide : grades 2-3.	TX0005751727	5/8/2003
Measurment teacher’s guide : grades 4-5.	TX0005751728	5/8/2003
Metric tools : student activity guide.	TX0005698993	5/8/2003
Metric tools teacher’s guide : no. 450-3552.	TX0005751736	5/8/2003
Microworlds : activity guide.	TX0005827586	8/12/2003
Microworlds : activity journal.	TX0005827539	8/12/2003
Money : student activity guide.	TX0005698996	5/8/2003
Money teacher’s guide : no. 450-3377.	TX0005751744	5/8/2003
Multiplication and division student activity guide : no. 550-3728.	TX0005751742	5/8/2003
Multiplication and division teacher’s guide : no. 450-3530.	TX0005751735	5/8/2003
Newton’s toy box.	TX0006203859	7/28/2005
Oceans alive! : activity guide.	TX0005827543	8/12/2003
Oceans alive! : activity journal.	TX0005827571	8/12/2003
Oceans in motion : activity guide.	TX0005827551	8/12/2003
Oceans in motion : activity journal.	TX0005827569	8/12/2003
One & only you : activity guide.	TX0005827557	8/12/2003
One & only you : activity journal.	TX0005827538	8/12/2003
Organisms : Delta Education SCIS 3+.	TX0005867362	11/21/2003
Our changing earth : activity guide.	TX0005827533	8/12/2003
Our changing earth : activity journal.	TX0005827545	8/12/2003
Peek inside you : activity guide.	TX0005827587	8/12/2003
Peek inside you : activity journal.	TX0005827532	8/12/2003
Physical and chemical changes : activity guide.	TX0005827585	8/12/2003
Physical and chemical changes : activity journal.	TX0005827526	8/12/2003
Planets & stars : activity guide.	TX0005827522	8/12/2003
Planets & stars : activity journal.	TX0005827570	8/12/2003
Plants.	TX0006203856	7/28/2005
Pollution : teacher’s guide.	TX0005805185	2/10/2004
Ponds & streams : activity guide.	TX0005827529	8/12/2003
Ponds & streams : activity journal.	TX0005827560	8/12/2003
Populations : level 3 : Delta Education SCIS 3+ teacher’s guide / Robert C. Knott, Herbert D. Thier.	TX0005876332	11/21/2003
Pre-algebra teacher’s guide : grades 5 to 8 : transparency teaching system.	TX0005853991	11/21/2003
Probability : student activity guide.	TX0005752846	5/8/2003
Probability teacher’s guide : no. 450-3421.	TX0005751733	5/8/2003

Title	Reg. Number	Reg. Date
Problem solving student activity guide, grade 3-4 / written by Patti Vyzralek ; ill. by Nancy Schoefl.	TX0005748233	5/8/2003
Problem solving teacher’s guide : grades 3-4.	TX0005751732	5/8/2003
Problem solving teacher’s guide : grades 5-6.	TX0005751731	5/8/2003
Properties.	TX0005752832	5/8/2003
Pulley power : activity guide.	TX0005827562	8/12/2003
Pulley power : activity journal.	TX0005827547	8/12/2003
Ratio, proportion, and percent student activity guide / editor, Eve Laubner Thibodeau ; writer, Robert W. Smith ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748237	5/8/2003
Ratio, proportion, and percent student activity guide / editor, Eve Laubner Thibodeau ; writer, Robert W. Smith ; graphic artist, J. M. Rattet ; illustrator, Nancy Schoefl.	TX0005748236	5/8/2003
Ratio, proportion, and percent teacher’s guide : no. 450-3541.	TX0005751740	5/8/2003
Reasoning with patterns teacher’s guide : grades 1-3.	TX0005876333	11/21/2003
Rock origins : activity guide.	TX0005827577	8/12/2003
Rock origins : activity journal.	TX0005827568	8/12/2003
Rocks and minerals.	TX0005913101	2/10/2004
Rocks and minerals : teacher’s guide.	TX0005920197	2/10/2004
Science in a nutshell : weather wise activity guide.	TX0005806904	8/12/2003
Scientific theories : Delta Education SCIS 3+ : level 6 : teacher’s guide / Herbert D. Thier, Robert C. Knott.	TX0005832400	11/21/2003
SCIS 3+ communites : student journal.	TX0005876161	11/21/2003
SCIS 3+ ecosystems : student journal.	TX0005876166	11/21/2003
SCIS 3+ energy sources : student journal.	TX0005876165	11/21/2003
SCIS 3+ environments : student journal.	TX0005876168	11/21/2003
SCIS 3+ interaction and systems : student journal.	TX0005876160	11/21/2003
SCIS 3+ life cycles : student journal.	TX0005876162	11/21/2003
SCIS 3+ populations : student journal.	TX0005876163	11/21/2003
SCIS 3+ relative position and motion : student journal.	TX0005876164	11/21/2003
SCIS 3+ scientific theories : student journal.	TX0005876159	11/21/2003
SCIS 3+ subsystems and variables : student journal.	TX0005876167	11/21/2003
Seed mysteries : activity guide.	TX0005827627	8/12/2003
Seed mysteries : activity journal.	TX0005827617	8/12/2003
Sky.	TX0006236194	9/30/2005
Small wonders : activity guide.	TX0005827556	8/12/2003
Small wonders : activity journal.	TX0005827541	8/12/2003
Smell, taste, touch : activity guide.	TX0005827567	8/12/2003
Smell, taste, touch : activity journal.	TX0005827579	8/12/2003
Soil science : teacher’s guide.	TX0005914933	2/10/2004
Soil studies : activity guide.	TX0005827523	8/12/2003
Soil studies : activity journal.	TX0005827542	8/12/2003
Solids : activity guide.	TX0005827527	8/12/2003
Solids : activity journal.	TX0005827534	8/12/2003
Sorting.	TX0006203793	7/28/2005
Sound vibrations : activity guide.	TX0005827632	8/12/2003
Sound vibrations : activity journal.	TX0005827621	8/12/2003
Student activity guide.	TX0005752834	5/8/2003

Title	Reg. Number	Reg. Date
Subsystems and variables : Delta Education SCIS 3+ : level 3 : teacher’s guide / Herbert D. Thier, Robert C. Knott.	TX0005832401	11/21/2003
Sunshine and shadows : teacher’s guide.	TX0005805188	2/10/2004
Time : student activity guide.	TX0005698995	5/8/2003
Time teacher’s guide : no. 450-3355.	TX0005751737	5/8/2003
Vision & hearing : activity guide.	TX0005827566	8/12/2003
Vision & hearing : activity journal.	TX0005827637	8/12/2003
Water cycle : activity guide.	TX0005827535	8/12/2003
Water cycle : activity journal.	TX0005827536	8/12/2003
Water cycle : teacher’s guide.	TX0005805186	2/10/2004
Water physics : activity guide.	TX0005827537	8/12/2003
Water physics : activity journal.	TX0005827620	8/12/2003
Weather.	TX0006203792	7/28/2005
Weather watching : teacher’s guide.	TX0005810349	8/12/2003
Weather wise : activity journal.	TX0005827630	8/12/2003
Wheels at work : activity guide.	TX0005827546	8/12/2003
Wheels at work : activity journal.	TX0005827544	8/12/2003
Where is it? is it moving?	TX0006236195	9/30/2005
Work plane & simple : activity guide.	TX0005827565	8/12/2003
Work plane & simple : activity journal.	TX0005827628	8/12/2003
Electromagnetism reader	TX0006403153	6/26/2006
Plant and animal population reader	TX0006403154	6/26/2006
Erosion reader	TX0006403155	6/26/2006
Plants reader	TX0006403156	6/26/2006
Matter	TX0006403157	6/26/2006
Sink or float? Reader	TX0006403158	6/26/2006
Earth, moon, and sun reader	TX0006403159	6/26/2006
DNA : from genes to protein reader	TX0006403160	6/26/2006
Subsystems and variables : (level 3), teacher’s guide	TX0000277639	7/10/1979
Ecosystems : (level 6), teacher’s guide	TX0000277640	7/10/1979
Communities : level 5 : teacher’s guide	TX0000279334	7/10/1979
Organisms : level 1 : teacher’s guide	TX0000279335	7/10/1979
Scientific theories : level 6 : teacher’s guide	TX0000279336	7/10/1979
Life cycles : level 2 :teacher’s guide	TX0000279337	7/10/1979
Energy sources : level 5 : teacher’s guide	TX0000285176	7/10/1979
Populations : level 3 : teacher’s guide	TX0000285177	7/10/1979
Interactions and systems : level 2 : teacher’s guide	TX0000285178	7/10/1979
Environments : level 4 : teacher’s guide	TX0000285179	7/10/1979

Title	Reg. Number	Reg. Date
Material objects : level 1 : teacher’s guide	TX0000285180	7/10/1979
Relative position and motion : level 4 : teacher’s guide	TX0000285181	7/10/1979
Beginnings : kindergarten or preschool : teacher’s guide	TX0000285182	7/10/1979
Energy sources	TX0000334304	9/17/1979
Scientific theories	TX0000334305	9/17/1979
Materials objects	TX0000334306	9/17/1979
Interaction and systems	TX0000334307	9/17/1979
Subsystems and variables	TX0000334308	9/17/1979
Relative position and motion	TX0000334309	9/17/1979
Ecosystems	TX0000334310	9/17/1979
Communities	TX0000334311	9/17/1979
Environments	TX0000334312	9/17/1979
Populations	TX0000334313	9/17/1979
Life cycles	TX0000334314	9/17/1979
Organisms	TX0000336509	9/17/1979
Periodic table and atomic data : with illustrated text of nuclear terms.	TX0000685984	5/11/1981
Generalized cell: structure of a typical cell.	TX0000770914	8/31/1981
Air rocket: curriculum resource guide : force, motion and energy.	TX0005661277	12/19/2002
Atom building game: structure of the atom.	TX0005643457	12/19/2002
Bathymetric map with land topography : [World]	VA0001264564	6/6/2004
Car and ramp: force and motion.	TX0005643458	12/19/2002
CPO Science Earth Science Investigation Manual.	TX0006947238	4/14/2008
CPO Science Earth Science Student Text Book.	TX0006939698	4/14/2008
CPO Science Earth Science Teacher Guide.	TX0006939695	4/14/2008

Title	Reg. Number	Reg. Date
CPO Science Life Science Electronic Book.	TX0006989877	4/14/2008
CPO Science Life Science Examview Test Bank.	TX0006989236	4/14/2008
CPO Science Life Science Investigation Manual.	TX0006941501	4/14/2008
CPO Science Life Science Lesson Organizer.	TX0006989223	4/14/2008
CPO Science Life Science Student Text Book.	TX0006940713	4/14/2008
CPO Science Life Science Teacher Guide.	TX0006940703	4/14/2008
CPO Science Life Science Teacher Resource CD.	TX0006989231	4/14/2008
CPO Science Life Science Teaching Illustrations.	TX0006989228	4/14/2008
CPO Science Physical Science Electronic Book.	TX0006989905	4/14/2008
CPO Science Physical Science Examview Test Bank.	TX0006989968	4/14/2008
CPO Science Physical Science Investigation Manual.	TX0006941513	4/14/2008
CPO Science Physical Science Lesson Organizer.	TX0006989897	4/14/2008
CPO Science Physical Science Student Text Book.	TX0006940658	4/14/2008
CPO Science Physical Science Teacher Guide.	TX0006940706	4/14/2008
CPO Science Physical Science Teacher Resource CD.	TX0006989965	4/14/2008
CPO Science Physical Science Teaching Illustrations.	TX0006989941	4/14/2008
Electric circuits: curriculum resource guide: electricity and circuits.	TX0005661281	12/19/2002
Electric motor: electricity and magnetism.	TX0005643452	12/19/2002
Focus on Earth Science Electronic Book.	TX0006933062	4/14/2008
Focus on Earth Science Exam View Text Bank.	TX0006933640	4/14/2008
Focus on Earth Science Investigation Manual.	TX0006933185	4/14/2008
Focus on Earth Science Lesson Organizer.	TX0006933056	4/14/2008
Focus on Earth Science Spanish Components CD.	TX0006933139	4/14/2008
Focus on Earth Science Spanish Electronic Book.	TX0006933135	4/14/2008

Title	Reg. Number	Reg. Date
Focus on Earth Science Spanish Investigation Manual.	TX0006933174	4/14/2008
Focus on Earth Science Spanish Student Text Book.	TX0006933192	4/14/2008
Focus on Earth Science Student Textbook.	TX0006933199	4/14/2008
Focus on Earth Science Teacher’s Guide.	TX0006933209	4/14/2008
Focus on Earth Science Teacher’s Resource CD.	TX0006933072	4/14/2008
Focus on Earth Science Teaching Illustrations.	TX0006933084	4/14/2008
Focus on Life Science Electronic book.	TX0007195180	4/14/2008
Focus on Life Science Exam View Test Bank.	TX0007127016	4/14/2008
Focus on Life Science Investigation Manual.	TX0007126275	4/14/2008
Focus on Life Science Lesson Organizer.	TX0007194967	4/14/2008
Focus on Life Science Spanish Components CD.	TX0007194972	4/14/2008
Focus on Life Science Spanish Electronic Book.	TX0007194963	4/14/2008
Focus on Life Science Spanish Investigation Manual.	TX0007127021	4/14/2008
Focus on Life Science Spanish Student Text.	TX0007126303	4/14/2008
Focus on Life Science Student Text.	TX0007126309	4/14/2008
Focus on Life Science Teacher Guide.	TX0007126320	4/14/2008
Focus on Life Science Teacher Resource CD.	TX0007195159	4/14/2008
Focus on Physical Science Electronic Book.	TX0007132093	4/14/2008
Focus on Physical Science Teaching Illustrations.	TX0007162140	4/14/2008
Foundations of physical science.	TX0006191850	6/13/2005
Foundations of Physical Science 3rd Edition Investigation Manual.	TX0007391167	4/20/2011
Foundations of Physical Science 3rd Edition Student Text Book.	TX0007391170	4/20/2011
Foundations of Physical Science 3rd Edition Teacher Guide.	TX0007391173	4/20/2011
Foundations of physical science blackline masters.	TX0005801990	9/19/2003

Title	Reg. Number	Reg. Date
Foundations of physical science color teaching tools.	TX0005872256	9/19/2003
Foundations of physical science: electronic book.	TX0006172818	6/13/2005
Foundations of physical science electronic book.	TX0005872257	9/19/2003
Foundations of physical science: ExamView test bank.	TX0005643760	12/19/2002
Foundations of physical science investigations.	TX0006191699	6/13/2005
Foundations of physical science: investigations / Tom Hsu.	TX0005659139	12/19/2002
Foundations of physical science: skill and practice worksheets.	TX0005659137	12/19/2002
Foundations of physical science: teacher’s guide.	TX0005653856	12/19/2002
Foundations of physical science / Tom Hsu.	TX0005659140	12/19/2002
Foundations of physical science with earth and space science: blackline masters.	TX0005817995	9/22/2003
Foundations of physical science with earth and space science color teaching tools.	TX0005872258	9/22/2003
Foundations of physical science with earth and space science electronic book.	TX0005872259	9/22/2003
Foundations of physical science with earth and space science: Exam View Test Bank.	TX0005817988	9/22/2003
Foundations of physical science with earth and space science: skill and practice worksheets.	TX0005817987	9/22/2003
Foundations of physical science with earth and space science / Tom Hsu.	TX0005776361	6/6/2003
Foundations of physical science with earth and space studies / Tom Hsu.	TX0005800659	9/22/2003
Foundations of physical with earth and space science / Tom Hsu.	TX0005803829	8/15/2003
Foundations of physics.	TX0006001517	6/6/2004
Foundations of Physics 2nd Edition Examview Test Bank.	TX0007388448	4/26/2011
Foundations of Physics 2nd Edition Investigation Manual.	TX0007388215	4/26/2011
Foundations of Physics 2nd Edition Student Text Book.	TX0007388362	4/26/2011
Foundations of Physics 2nd Edition Teacher Guide.	TX0007388274	4/26/2011
Foundations of Physics 2nd Edition Teacher Resource CD.	TX0007388430	4/26/2011

Title	Reg. Number	Reg. Date
Foundations of physics: electronic book.	TX0006052070	6/6/2004
Foundations of physics ExamView Test Bank.	TX0005993630	6/6/2004
Foundations of physics: investigations / Tom Hsu.	TX0005913042	1/16/2004
Foundations of physics: teacher’s guide / Tom Hsu.	TX0005994977	6/6/2004
Foundations of physics / Tom Hsu.	TX0005836561	8/19/2003
Gears and levers: curriculum resource guide : gears levers and rotating machines.	TX0005661280	12/19/2002
Gravity drop: free fall and the gravity drop.	TX0005643454	12/19/2002
Integrated physics and chemistry ExamView test bank.	TX0005835009	12/20/2002
Integrated physics and chemistry investigations / Tom Hsu.	TX0005803522	12/20/2002
Integrated physics and chemistry: skill and practice worksheets.	TX0005659138	12/20/2002
Integrated physics and chemistry: teacher’s guide / Tom Hsu.	TX0005659141	12/20/2002
Integrated physics and chemistry / Tom Hsu.	TX0005803523	12/20/2002
Integrated science : an investigative approach.	TX0006173600	6/13/2005
Integrated science: an investigative approach: electronic book.	TX0006166497	6/13/2005
[Integrated science : an investigative approach exam view test bank]	TX0006172772	6/13/2005
Integrated science: an investigative approach : Investigations.	TX0006176273	6/13/2005
Integrated science: an investigative approach : teacher’s guide.	TX0006191851	6/13/2005
Integrated science: an investigative approach : teachers support CD-ROM.	TX0006166495	6/13/2005
Light and optics: properties of light.	TX0005643451	12/19/2002
Marble launcher: curriculum resource guide : projectile motion.	TX0005661278	12/19/2002
Pendulum: harmonic motion.	TX0005643450	12/19/2002
Periodic table tiles: curriculum resource guide: chemistry and the elements.	TX0005661279	12/19/2002
Physics a first course.	TX0006141984	2/28/2005
Physics A First Course Electronic Book.	TX0007235289	4/16/2008

Title	Reg. Number	Reg. Date
Physics: a first course electronic book.	TX0006198516	6/13/2005
Physics A First Course Examview Test Bank.	TX0007219868	12/16/2008
Physics A First Course Exam View Test Bank	TX0006183169	6/13/2005
Physics A First Course Investigation Manual	TX0007219870	12/16/2008
Physics a first course investigations.	TX0006125083	2/24/2005
Physics A First Course Proplanner.	TX0007235275	4/16/2008
Physics A First Course Student Text Book.	TX0007235140	4/16/2008
Physics A First Course Teacher Guide.	TX0007219861	12/16/2008
Physics, a first course: teacher’s guide / Tom Hsu.	TX0006208070	6/13/2005
Physics : a first course teachers support CD Rom.	TX0006198517	6/13/2005
Rollercoaster: energy and energy conservation.	TX0005643449	12/19/2002
Ropes and pulleys: force, work and energy.	TX0005643456	12/19/2002
Sound and waves: music, sound and waves.	TX0005643455	12/19/2002
CPO Science Earth Science Electronic Book.	TX0006937162	4/14/2008
CPO Science Earth Science Examview Test Bank.	TX0006954526	4/14/2008
CPO Science Earth Science Lesson Organizer.	TX0006937093	4/14/2008
CPO Science Earth Science Teacher Resource CD.	TX0006937150	4/14/2008
CPO Science Earth Science Teaching Illustrations.	TX0006937146	4/14/2008
Focus on Physical Science Exam View Test Bank.	TX0007131667	4/14/2008
Focus on Physical Science Investigation Manual.	TX0007131982	4/14/2008
Focus on Physical Science Lesson Organizer.	TX0007131502	4/14/2008
Focus on Physical Science Spanish Components CD.	TX0007139267	4/14/2008
Focus on Physical Science Spanish Electronic Book.	TX0007137812	4/14/2008
Focus on Physical Science Spanish Investigation Manual.	TX0007356040	4/14/2008

Title	Reg. Number	Reg. Date
Focus on Physical Science Spanish Student Text Book.	TX0007137830	4/14/2008
Focus on Physical Science Student Text Book.	TX0007132216	4/14/2008
Focus on Physical Science Teacher Resource CD.	TX0007137820	4/14/2008
Foundations of Physical Science 3rd Edition Multimedia DVD.	TX0007391165	4/20/2011
Foundations of Physical Science 3rd Edition Teacher Resource CD.	TX0007391151	4/20/2011
Physical, Earth, and Space Science Examview Test Bank.	TX0007388979	4/26/2011
Physical, Earth, and Space Science Investigation Manual.	TX0007389189	4/26/2011
Physical, Earth, and Space Science Multimedia DVD.	TX0007392672	4/26/2011
Physical, Earth, and Space Science Student Text Book.	TX0007389186	4/26/2011
Physical, Earth, and Space Science Teacher Resource CD.	TX0007392673	4/26/2011
Physical, Earth, and Space Science Teacher’s Guide.	TX0007388873	4/26/2011
Physics A First Course Teacher Resource CD.	TX0007229600	4/16/2008
Focus on Life Science Teaching Illustrations.	TX0007195147	4/14/2008

PREMIER AGENDAS, LLC

Title	Reg. Number	Reg. Date
Discover book log.	TX0005691112	2/26/2003
2003 family in focus calendar.	TX0005691113	2/26/2003
94/95.	TX0004485973	8/29/1996
Academic 2001/2002 : student planner.	TX0005579875	6/21/2002
Agenda 1994/1995.	TX0004485971	8/29/1996
Agenda program manual for educators to help maximize school effectiveness.	TX0004962448	4/12/1999
American High School student handbook 2001-2002.	TX0005579851	6/21/2002
American middle school student handbook, 2001-2002.	TX0005575743	6/21/2002
Building character.	TX0005578425	6/21/2002
Building Good Character.	TX0007232365	9/24/2008
Catholic Resource Supplement- Elementary.	TX0007232569	10/7/2008
Catholic Resource Supplement- Middle and High School.	TX0007219036	9/24/2008
Central High School school agenda ‘93-94.	TX0004346836	8/29/1996
Conflict resolution.	TX0005706279	2/26/2003

Title	Reg. Number	Reg. Date
D. Russell Parks Junior High School : student handbook ’90-’91 : sample : Premier middle school reminder ’90-’91.	TX0004485975	8/29/1996
Destination—character / material written by Ann C. Dotson & Karen D. Wisont.	TX0005579855	6/21/2002
Drug and Alcohol Prevention.	TX0007232377	9/24/2008
Elementary Study Skills and Test Preparation.	TX0007232280	9/24/2008
Enter the Premier circle of success and develop a community of learners : Premier school agenda.	TX0004485974	8/29/1996
Eudora Senior High School : Premier School Agendas ’92-93.	TX0004360229	8/29/1996
Fiesta Lincoln-Mercury auto agenda ’96.	TX0004482039	8/29/1996
Financial Planning.	TX0007232283	9/24/2008
Franklin collegiate events planner/agenda.	TX0005123385	1/11/2000
Franklin compass agenda : 1998/99.	TX0004962461	4/12/1999
George Washington Carver Magnet School : student handbook 93-94.	TX0004485972	8/29/1996
Health and Wellness.	TX0007146365	9/30/2008
If I plan to learn, I must learn to plan.	TX0004797072	6/12/1998
Journeying in our faith.	TX0005837200	6/21/2003
Kaimuki High School student handbook 2001-2002.	TX0005811847	6/21/2003
Lincoln Elementary School student handbook, 2002-2003.	TX0005575742	6/21/2002
Loda Grade School student handbook, 2001-2002.	TX0005575747	6/21/2002
Making Character Count.	TX0007144213	9/30/2008
My journal.	TX0004791781	6/12/1998
My journal.	TX0004346838	8/29/1996
Online Safety.	TX0007146220	9/30/2008
Personal planning & study resource guide.	TX0004341561	7/15/1996
Plan for success 2002-2003 planner.	TX0005579866	6/21/2002
Premier Agenda for CollegeEd—Freshman Edition 2008-2009.	TX0007215645	10/24/2008
Premier Agenda for CollegeEd—Middle School Edition 2008-2009.	TX0007224294	11/3/2008
Premier Agenda for CollegeEd—Senior Edition 2008-2009.	TX0007201590	10/16/2008
Premier Agenda for CollegeEd Sophomore Edition 2008-2009.	TX0007161603	10/16/2008
Premier auto agenda.	TX0004482038	8/29/1996
Premier Bilingual Spanish-English Agenda Middle Level Edition 2008-2009.	TX0007190057	9/12/2008
Premier binder reminder, 1994-1995.	TX0004346839	8/29/1996
Premier binder reminder ’90-91.	TX0003745173	6/17/1994
Premier binder reminder 91/92.	TX0003745067	4/26/1994

Title	Reg. Number	Reg. Date
Premier Character Development Agenda Elementary Edition 2008-2009.	TX0007233192	10/6/2008
Premier Character Development Agenda—Primary Edition 2008-2009.	TX0007234888	10/7/2008
Premier compass agenda, 2000-2001.	TX0005241010	7/5/2000
Premier compass agenda : PCA : millennium : agenda 1999-2000.	TX0005126817	1/11/2000
Premier Compass Planner 2008-2009.	TX0007161589	10/10/2008
Premier discover agenda.	TX0005579838	6/21/2002
Premier discover agenda, 2002-03.	TX0005575744	6/21/2002
Premier discover agenda, 2002-03.	TX0005575746	6/21/2002
Premier discover agenda, 2002-03.	TX0005914302	2/13/2004
Premier Early Learning Agenda.	TX0007187707	9/30/2008
Premier elementary agenda 1996-1997.	TX0004346837	8/29/1996
Premier elementary agenda, 1998-1999.	TX0004960012	4/12/1999
Premier elementary agenda, 2000-2001.	TX0005241011	7/5/2000
Premier elementary agenda, 2001-2002.	TX0005420297	7/27/2001
Premier Elementary Agenda : class act : 1997-1998.	TX0004791748	6/12/1998
Premier elementary level agenda.	TX0005125329	1/11/2000
Premier Faith and Life Agenda Elementary Edition 2008-2009.	TX0007252989	10/7/2008
Premier Faith and Life Agenda High School Edition, 2008-2009.	TX0007135172	10/10/2008
Premier Faith and Life Agenda Middle Level Edition 2008-2009.	TX0007207637	10/2/2008
Premier Foundations Agenda—Elementary Edition 2008-2009.	TX0007189233	9/30/2008
Premier Foundations Agenda—High School Edition, 2008-2009.	TX0007224016	10/7/2008
Premier Foundations Agenda Middle School 2008-2009.	TX0007189266	9/30/2008
Premier Foundations Agenda—Primary Edition 2008-2009.	TX0007219308	10/24/2008
Premier Health and Wellness Agenda—Elementary Edition 2008-2009.	TX0007221680	11/28/2008
Premier Kaplan Test Prep Agenda 2008-2009.	TX0007261150	11/24/2008
Premier Legacy Educator Planner 2008-2009.	TX0007189189	9/30/2008
Premier middle level agenda.	TX0005125327	1/11/2000
Premier middle level agenda, 1998-1999.	TX0004960011	4/12/1999
Premier middle level agenda, 2000-2001.	TX0005241013	7/5/2000
Premier middle level agenda, 2001-2002.	TX0005420295	7/27/2001
Premier middle level plan-it, 2001-2002.	TX0005420296	7/27/2001
Premier middle level plan-it, 2002-2003.	TX0005900935	6/21/2002
Premier middle school reminder ‘91-92.	TX0003745175	6/17/1994
Premier Plan-It.	TX0005575745	6/21/2002
Premier Plan-it 1996.	TX0004360227	8/29/1996
Premier plan-it : agenda 2001-2002.	TX0005420316	7/27/2001

Title	Reg. Number	Reg. Date
Premier primary agenda, 2000-2001.	TX0005241014	7/5/2000
Premier primary journal.	TX0005125328	1/11/2000
Premier primary journal, 1998-1999.	TX0004960010	4/12/1999
Premier primary journal, 2001-2002.	TX0005420294	7/27/2001
Premier school agenda 1995/96.	TX0004485977	8/29/1996
Premier school agenda 1995/96.	TX0004486867	8/29/1996
Premier School Agenda, 1996/97.	TX0004360228	8/29/1996
Premier school agenda 1996/97.	TX0004485978	8/29/1996
Premier School Agenda, 1998-1999.	TX0004962462	4/12/1999
Premier school agenda, 2000-2001.	TX0005240771	7/5/2000
Premier school agenda 88/89.	TX0003745064	4/26/1994
Premier school agenda 89/90.	TX0003745065	4/26/1994
Premier school agenda 90/91.	TX0003745066	4/26/1994
Premier school agenda 92/93.	TX0003745068	4/26/1994
Premier school agenda 93/94.	TX0003745069	4/26/1994
Premier school agendas.	TX0005123384	1/11/2000
Premier School Agendas.	TX0004791749	6/12/1998
Premier School Agendas.	TX0004797071	6/12/1998
Premier School Agendas 1996-1997.	TX0004485976	8/29/1996
Premier Spanish/English Bilingual Agenda Elementary Edition 2008-2009.	TX0007189331	9/30/2008
Premier Spanish/English Bilingual Agenda Primary Edition 2008-2009.	TX0007189306	9/30/2008
Premier TimeTracker Agenda—Elementary Edition 2008-2009.	TX0007173009	10/31/2008
Premier TimeTracker Agenda High School Edition 2008-2009.	TX0007156686	10/8/2008
Premier TimeTracker Agenda- Middle Level Edition 2008-2009.	TX0007207395	10/9/2008
Premier TimeTracker Agenda Primary Edition 2008-2009.	TX0007189874	9/30/2008
Premiere compass : agenda 2001-2002.	TX0005420318	7/27/2001
Premiere discover agenda.	TX0005580041	6/21/2002
Premiere school agenda 2001-2002.	TX0005420317	7/27/2001
School agenda 85/86.	TX0003745061	4/26/1994
School agenda 86/87.	TX0003745062	4/26/1994
School Smart Agenda—Middle Level Edition 2008-2009.	TX0007149089	10/9/2008
School Smart Agenda Primary Edition 2008—2009.	TX0007189829	9/12/2008
Stand Up Against Bullying!	TX0007146378	9/30/2008
Stand Up! Speak Out!	TX0007144224	9/30/2008
Student handbook and student planning calendar 1992-1993.	TX0003745174	6/17/1994
Student handbook study guide and assignment calendar, 1987-88.	TX0003745063	4/26/1994
Study Skills and Test Preparation.	TX0007139359	10/31/2008
Summit survival guide.	TX0005704343	2/26/2003

Title	Reg. Number	Reg. Date
Taft Junior High School student handbook assignment organizer.	TX0003745176	6/17/1994
Take Action Against Bullying!	TX0007159107	10/10/2008
Tate High School : student handbook 91-92.	TX0004482036	8/29/1996
Utah Association of Secondary School Principals.	TX0004094588	9/27/1995
What is character? / Anne C. Dotson and Karen D. Wisont, 1963-.	TX0005241012	7/5/2000
Premier Smart Pack.	TX0005567371	2/26/2003
Compass for Campus : facilitator guide.	TX0005122076	1/11/2000
Premier elementary reminder 1989-90.	TX0004334250	7/15/1996
Premier elementary reminder ’90-91.	TX0004334249	7/15/1996
Premier elementary reminder ’91-92.	TX0004334248	7/15/1996
Saltar’s point, Steilacoom, Premier School Agenda ’92-93.	TX0004471116	7/15/1996
Hammond & Stephens Company—Art award: Art award.	VA0000171239	11/5/1984
Hammond & Stephens Company—Athletic award: Athletic award.	VA0000171232	11/5/1984
Hammond & Stephens Company—Attendance award: Attendance award.	VA0000171225	11/5/1984
Hammond & Stephens Company—Band award: Band award.	VA0000171233	11/5/1984
Hammond & Stephens Company—Business award: Business award.	VA0000171224	11/5/1984
Hammond & Stephens Company—Cheerleading award: Cheerleading award.	VA0000171226	11/5/1984
Hammond & Stephens Company—Choir award: Choir award.	VA0000171218	11/5/1984
Hammond & Stephens Company—Citizenship award: Citizenship award.	VA0000171240	11/5/1984
Hammond & Stephens Company—Computer award: Computer award.	VA0000171241	11/5/1984
Hammond & Stephens Company—Dance award: Dance award.	VA0000171242	11/5/1984
Hammond & Stephens Company—Drama award: Drama award.	VA0000171237	11/5/1984
Hammond & Stephens Company—Foreign language award: Foreign language award.	VA0000171235	11/5/1984
Hammond & Stephens Company—Handwriting award: Handwriting award.	VA0000171238	11/5/1984
Hammond & Stephens Company—Health award: Health award.	VA0000171243	11/5/1984
Hammond & Stephens Company—Honor award: Honor award.	VA0000171245	11/5/1984
Hammond & Stephens Company—Honor roll award: Honor roll award.	VA0000171220	11/5/1984

Title	Reg. Number	Reg. Date
Hammond & Stephens Company—Honor Society award: Honor Society award.	VA0000171221	11/5/1984
Hammond & Stephens Company—Journalism award: Journalism award.	VA0000171247	11/5/1984
Hammond & Stephens Company—Language arts award: Language arts award.	VA0000171248	11/5/1984
Hammond & Stephens Company—Mathematics award: Mathematics award.	VA0000171249	11/5/1984
Hammond & Stephens Company—Outstanding achievement award: Outstanding achievement award.	VA0000171222	11/5/1984
Hammond & Stephens Company—Physical education award: Physical education award.	VA0000171250	11/5/1984
Hammond & Stephens Company—Principal award: Principal award.	VA0000171223	11/5/1984
Hammond & Stephens Company—Reading award: Reading award.	VA0000171251	11/5/1984
Hammond & Stephens Company—Safety award: Safety award.	VA0000171227	11/5/1984
Hammond & Stephens Company—Science award: Science award.	VA0000171228	11/5/1984
Hammond & Stephens Company—Social studies award: Social studies award.	VA0000171229	11/5/1984
Hammond & Stephens Company—Spelling award: Spelling award.	VA0000171230	11/5/1984
Hammond & Stephens Company—Student Council award: Student Council award.	VA0000171231	11/5/1984

SAX ARTS & CRAFTS, INC.

Title	Reg. Number	Reg. Date
Sax Arts and Crafts	TX0000015409	2/13/1978

SCHOOL SPECIALTY, INC.

Title	Reg. Number	Reg. Date
Making Connections Audio Recordings Book 1.	SR0000675433	5/23/2011
Making Connections Audio Recordings Book 2.	SR0000675442	5/23/2011
Making Connections Audio Recordings Book 3.	SR0000675443	5/23/2011
Making Connections Audio Recordings Book 4.	SR0000675444	5/23/2011
Making Connections Audio Recordings Book 5.	SR0000675445	5/23/2011
Making Connections Audio Recordings Book 6.	SR0000675441	5/23/2011
MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Aqua.	TX0007262706	8/12/2010
MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Crimson.	TX0007262688	8/12/2010

Title	Reg. Number	Reg. Date
MCI Progress-Monitoring Assessments: Maze Tests for Comprehension, Level Gold.	TX0007262704	8/12/2010
Megawords 1, 2nd edition.	TX0007246501	8/16/2010
Megawords 2, 2nd edition.	TX0007246491	8/16/2010
Megawords 3, 2nd edition.	TX0007293223	8/16/2010
Megawords 4, 2nd edition.	TX0007246289	8/16/2010
Megawords 5, 2nd edition.	TX0007246486	8/16/2010
Megawords 6, 2nd edition.	TX0007246051	8/16/2010
Megawords 7, 2nd edition.	TX0007293320	8/16/2010
Megawords 8, 2nd edition.	TX0007293235	8/16/2010
Megawords Test Manual, 2nd edition.	TX0007293326	8/16/2010
North Dakota: its place in region & 2 other titles.	V3418D016	6/23/1998
North Dakota: its place in the region & 1 other title.	V3406D464	10/31/1997
Ad Astra : Kansas capitol dome sculpture 1992.	VA0000486477	11/4/1991
AD Astra; poster.	V3078P214	2/13/1995
S.P.I.R.E. Blackline Masters for Instruction and Assessment Level 5	TX0007545764	4/23/2012
S.P.I.R.E. Blackline Masters for Instruction and Assessment Level 8	TX0007545773	4/23/2012
S.P.I.R.E. Workbook Level 4	TX0007545781	4/23/2012
S.P.I.R.E. Workbook Level 5	TX0007545782	4/23/2012
S.P.I.R.E. Workbook Level 6	TX0007545750	4/23/2012
S.P.I.R.E. Workbook Level 8	TX0007545779	4/23/2012
S.P.I.R.E. Teacher’s Guide Level 2	TX0007561190	6/13/2012
S.P.I.R.E. Teacher’s Guide Level 3	TX0007561196	6/13/2012
S.P.I.R.E. Teacher’s Guide Level 7	TX0007561202	6/13/2012
S.P.I.R.E. Blackline Masters for Instruction and Assessment Level 2	TX0007561188	6/13/2012
S.P.I.R.E. Blackline Masters for Instruction and Assessment Level 3	TX0007561189	6/13/2012
S.P.I.R.E. Blackline Masters for Instruction and Assessment Level 4	TX0007561187	6/13/2012
S.P.I.R.E. Workbook Level 7	TX0007561206	6/13/2012
Content-Area Vocabulary Builder	TX0007561276	5/23/2011
Autoskill: component reading subskills testing and training program.	TX0001742632	1/27/1986
Autoskill mathematics program (AMP) / written by Ernest James Foster, 1951-.	TX0003452231	6/30/1992
Academy of reading.	TX0005151672	12/27/1999
Activity book for Explode the code wall chart / Nancy M. Hall. [1]	TX0005637555	10/24/2002
Alphabet series : vol. 3. [2]	TX0006402188	6/30/2006
Alphabet song and dance. [3]	TX0006358160	5/5/2006

[1]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[2]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[3]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Analogies 1 : 6 analogy and 6 vocabulary quizzes / Arthur Liebman.[4]	TX0002771943	3/5/1990
Analogies : 2 / Arthur Liebman.[5]	TX0002509439	2/14/1989
Analogies 3 : problem-solving strategies, exercises for analysis, vocabulary study / Arthur Liebman.[6]	TX0002250942	2/9/1988
Animals in disguise.[7]	TX0006447433	6/12/2006
Ant’s mitten.[8]	TX0006358159	5/5/2006
Attack math : division 3.[9]	TX0001867430	7/15/1986
Attack math : division 3 : arithmetic tasks to advance computational knowledge / Carol Greenes, George Immerzeel, Linda Schulman, Rika Spungin.[10]	TX0002069178	2/11/1986
Attack math : multiplication book 2.[11]	TX0001577746	5/21/1985
Attack math : subtraction book 2.[12]	TX0001577743	5/21/1985
Big dreams / by Jackie Weisman ; illustrated by Wednesday Kirwan.[13]	TX0006419315	8/16/2006
Bug and I. [14]	TX0006420022	8/16/2006
Chief and the Mouse et al. [15]	TX0007038271	9/3/2009
Climb aboard! / by Theresa Trinder ; illustrated by Randy Chewning. [16]	TX0006419313	8/16/2006
Dyslexia training program / Patricia Bailey Beckham, Marietta Laing Biddle. [17]	TX0002251474	2/9/1988

[4]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[5]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[6]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[7]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[8]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[9]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[10]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[11]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[12]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[13]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[14]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[15]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[16]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[17]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Dyslexia training program : schedule IIIB / Patricia Bailey Beckham, Marietta Laing Biddle. [18]	TX0002704371	12/11/1989
Early reading comprehension in varied subject matter : book D. [19]	TX0001501246	1/30/1985
Egg. [20]	TX0006402185	6/30/2006
Einstein’s who, what, and where : bk. 3 / Carol Einstein. [21]	TX0006083201	12/23/2004
Elements of clear thinking : critical reading / by William F. McCart. [22]	TX0004009354	1/26/1995
EPS Online Test Generator. [23]	TX0007019706	8/31/2009
Explode the code 2 1/2. [24]	TX0001867184	7/15/1986
Explode the code : 3 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price]. [25]	TX0002707533	10/30/1989
Explode the code : 4 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price]. [26]	TX0002707532	10/30/1989
Explode the code : [bk.] 3 / Nancy Hall, Rena Price. [27]	TX0005696363	2/24/2003
Explode the code book 6. [28]	TX0001573686	5/21/1985
Explode the code : book 8. [29]	TX0001501242	1/30/1985
Explode the code books 1 and 2 : teacher’s guide and key / Nancy M. Hall. [30]	TX0006085243	12/23/2004
Explode the code, books 5 and 6 : teacher’s guide and key / Nancy M. Hall. [31]	TX0006083198	12/23/2004

[18]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[19]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[20]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[21]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[22]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[23]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[24]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[25]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[26]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[27]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[28]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[29]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[30]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[31]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Explode the code books 7 and 8 : teacher’s guide and key / Nancy M. Hall. [32]	TX0006085244	12/23/2004
Explode the code for English language learners. [33]	TX0006211703	4/1/2005
Explode the code : teacher’s guide for bks. 3 & 4. [34]	TX0006171190	3/4/2005
Explode the code : teacher’s guide for books A, B, and C. [35]	TX0006211705	4/1/2005
Explore the code : placement tests for books A-C and 1-8. [36]	TX0006124499	3/4/2005
Fossil fun / by Elissa Gershowitz ; illustrated by James Noel Smith. [37]	TX0006419312	8/16/2006
Gifts for Cecil. [38]	TX0006332452	5/5/2006
Glen’s clubhouse. [39]	TX0006409227	6/30/2006
Grizzlies. [40]	TX0006332458	5/5/2006
Gulmamadak the Great. [41]	TX0006447431	6/30/2006
Hop for soup. [42]	TX0006420021	8/16/2006
Hungry raccoons. [43]	TX0006358158	5/5/2006
Jump right into reading : a phonics-based reading and comprehension program / Jane Ervin ; ill. by Tatjana Mai-Wyss [44]	TX0005989440	6/4/2004
Just write : an elementary writing sourcebook : bk. 2 / Alexandra S. Bigelow, Elsie S. Wilmerding. [45]	TX0005578779	5/17/2002
Just write : an elementary writing sourcebook : bk. 2, teacher’s guide / Alexandra S. Bigelow, Elsie S. Wilmerding. [46]	TX0005659317	12/23/2002

[32]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[33]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[34]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[35]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[36]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[37]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[38]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[39]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[40]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[41]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[42]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[43]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[44]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[45]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[46]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Just write : creativity and craft in writing : teacher’s guide / Alexandra S. Bigelow, Elise S. Wilmerding. [47]	TX0006083199	12/23/2004
Keyboarding skills. [48]	TX0006211638	4/1/2005
Letters have fun. [49]	TX0006402186	6/30/2006
Level 7, blackline master. [50]	TX0006420241	8/16/2006
Level 7 workbook. [51]	TX0006420242	8/16/2006
Literacy Leaders: 10-Minute Lessons for Phonological Awareness. [52]	TX0007045512	9/8/2009
Loch Ness monster : fact or fiction? [53]	TX0006332453	5/5/2006
Making connections : bk. 1. [54]	TX0006491878	1/9/2007
Making connections : bk. 2. [55]	TX0006420244	8/16/2006
Making connections : bk. 5. [56]	TX0006420240	8/16/2006
Making connections : bk. 6. [57]	TX0006491877	1/9/2007
Making connections : book 3. [58]	TX0006421617	8/16/2006
Making connections : book 4. [59]	TX0006421616	8/16/2006
Making connections : book 5. [60]	TX0006421615	8/16/2006
Max’s pigpen. [61]	TX0006358157	5/5/2006
MCI Aqua Library. [62]	TX0007397294	5/23/2011

[47]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[48]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[49]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[50]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[51]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[52]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[53]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[54]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[55]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[56]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[57]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[58]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[59]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[60]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[61]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[62]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
MCI Comprehension Audio Recordings, Level Aqua. [63]	SR0000654688	4/21/2010
MCI Comprehension Audio Recordings, Level Crimson. [64]	SR0000654689	4/21/2010
MCI Comprehension Audio Recordings, Level Gold. [65]	SR0000654690	4/21/2010
MCI Comprehension, Level Aqua. [66]	TX0007170146	5/5/2010
MCI Comprehension, Level Crimson. [67]	TX0007170159	5/5/2010
MCI Comprehension, Level Gold. [68]	TX0007192438	5/5/2010
MCI Comprehension Video Introductions, Level Aqua. [69]	PA0001702201	4/21/2010
MCI Comprehension Video Introductions, Level Crimson. [70]	PA0001702204	4/21/2010
MCI Comprehension Video Introductions, Level Gold. [71]	PA0001702207	4/21/2010
MCI Crimson Library. [72]	TX0007397310	5/23/2011
MCI Gold Library. [73]	TX0007397326	5/23/2011
MCI Pre- and Post-Tests. [74]	TX0007177727	5/5/2010
MCI Program Implementation Guide.[75]	TX0007177724	5/5/2010

[63]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[64]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[65]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[66]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[67]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[68]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[69]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[70]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[71]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[72]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[73]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[74]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[75]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
MCI Word Study, Level Aqua. [76]	TX0007192403	5/5/2010
MCI Word Study, Level Crimson. [77]	TX0007170119	5/5/2010
MCI Word Study, Level Gold. [78]	TX0007192429	5/5/2010
MCI Writing, Level Aqua. [79]	TX0007192433	5/5/2010
MCI Writing, Level Crimson. [80]	TX0007177723	5/5/2010
MCI Writing, Level Gold. [81]	TX0007192408	5/5/2010
Megawords 1. [82]	TX0001867425	7/15/1986
Megawords : 4. [83]	TX0001451006	11/5/1984
Megawords 5 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd. [84]	TX0001501256	1/30/1985
Megawords 7. [85]	TX0001867429	7/15/1986
Megawords : assessment of decoding and encoding skills : a criterion-referenced test : test manual / Kristin Johnson. [86]	TX0005755639	6/21/2003
More content words. [87]	TX0006410178	5/5/2006
Mountain biking adventure. [88]	TX0006447430	6/30/2006
Music shop bop. [89]	TX0006402187	6/30/2006

[76]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[77]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[78]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[79]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[80]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[81]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[82]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[83]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[84]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[85]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[86]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[87]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[88]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[89]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
My special star. [90]	TX0006332456	5/5/2006
Paragraph book : bk. 1, Writing the how-to paragraph : teacher’s guide. / Diane Tucker-LaFlount. [91]	TX0005659316	12/23/2002
Paragraph book : bk. 2 : writing the paragraph that tells a story / Dianne Tucker-LaPlount. [92]	TX0005782787	6/21/2003
Paragraph book : bk. 3, writing expo paragraphs : the paragraph that names things, the example paragraph, the paragraph that tells why / Dianne Tucker-LaPlount. [93]	TX0005915229	2/10/2004
Paragraph meaning 1 / Joanne Carlisle. [94]	TX0003989437	12/15/1994
Peeramid : examiner’s manual. [95]	TX0001604650	5/21/1985
Pen pals. [96]	TX0006332460	5/5/2006
Pennies. [97]	TX0006332454	5/5/2006
Phonics Plus A : English language learners differentiated instruction guide. [98]	TX0006304351	1/6/2006
Phonics plus A : learning differences differentiated instruction guide / Renee A. Greenfield. [99]	TX0006308053	1/6/2006
Phonics Plus A : literature chart. 100	TX0006323706	3/23/2006
Phonics plus A literature chart. 101	TX0006355260	2/13/2006
Phonics plus A : reteach and practice differentiated instruction guide. 102	TX0006373495	1/6/2006
Phonics Plus B : English language learners differentiated instruction guide. 103	TX0006304353	1/6/2006

[90]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[91]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[92]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[93]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[94]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[95]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[96]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[97]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[98]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
[99]	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
100	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
101	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
102	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
103	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Phonics Plus B : learning differences differentiated instruction guide. 104	TX0006304350	1/6/2006
Phonics plus B : reteach and practice : differentiated instruction guide / Beth G. Davis. 105	TX0006308054	1/6/2003
Phonics plus C. 106	TX0006420243	8/16/2006
Phonics Plus C : English language learners differentiated instruction guide. 107	TX0006304352	1/6/2006
Phonics Plus C : learning differences differentiated instruction guide. 108	TX0006299836	1/6/2006
Phonics plus decodable readers : level C. 109	TX0006496458	1/9/2007
Phonics Plus K. 110	TX0006299839	1/6/2006
Phonics Plus K. 111	TX0006299840	1/6/2006
Phonics plus picture glossary. 112	TX0006308264	1/6/2006
Piano lessons. 113	TX0006332455	5/5/2006
Pip and the snow cat. 114	TX0006358161	5/5/2006
Pop and the bug. 115	TX0006358162	5/5/2006
Quit it, Frank! / by John Porell ; illustrated by Jamie Smith. 116	TX0006419314	8/16/2006
Rainbows. 117	TX0006421027	8/16/2006
Rainbows et al. 118	TX0007038240	9/3/2009

104	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
105	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
106	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
107	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
108	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
109	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
110	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
111	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
112	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
113	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
114	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
115	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
116	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
117	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
118	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Rat on the mat. 119	TX0006409226	1/30/2006
Ready, set, go picture-letter cards / Nancy Hall. 120	TX0003071667	5/17/1991
Reasoning and reading : level 2 / Joanne Carlisle. 121	TX0002251471	2/9/1988
Reasoning and reading : level 2 / Joanne Carlisle. 122	TX0002509457	2/14/1989
Recipe for reading / Frances Bloom and Nina Traub. 123	TX0005601629	9/11/2002
Recipe for reading : intervention strategies for struggling readers. 124	TX0006173001	3/4/2005
Recipe for reading sequence chart and sound cards. 125	TX0006242894	3/14/2005
Recipe for reading : workbook, 1. 126	TX0006118865	3/4/2005
Recipe for reading: workbook 2 / Connie Russo. 127	TX0006213853	3/4/2005
Recipe for reading, workbook 3 / by Connie Russo. 128	TX0006124475	3/4/2005
Recipe for reading, workbook 4 / Connie Russo. 129	TX0006124479	3/4/2005
Recipe for reading, workbook 5 / by Connie Russo; illustrated by Mary M. Geiger. 130	TX0006124448	3/4/2005
Recipe for reading, workbook 6 / by Connie Russo ; illustrated by Mary M. Geiger. 131	TX0006124474	3/4/2005
Recipe for reading: workbook 7. 132	TX0006211637	4/1/2005
Recipe for reading: workbook 8. 133	TX0006211706	4/1/2005

119	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
120	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
121	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
122	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
123	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
124	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
125	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
126	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
127	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
128	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
129	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
130	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
131	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
132	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
133	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Rescue dogs et al. 134	TX0007038300	9/3/2009
Right into reading: a phonics-based reading and comprehension program : bk. 3. 135	TX0006148033	12/23/2004
Right into reading : a phonics-based reading and comprehension program : teacher’s key, bk. 3. 136	TX0006211704	4/1/2005
Roberto Clemente. 137	TX0006421026	8/16/2006
Shane. 138	TX0006332457	5/5/2006
Skating day. 139	TX0006332451	5/5/2006
Slingerland screening for identifying children with specific langage disability : form A, B, C and teacher’s manual. 140	TX0006173289	3/4/2004
SOME WORDS Are Often Confused Rebecca Sitton’s Vocabulary Mini-Course Series for Upper Grade Wordsmiths. 141	TX0007080673	5/14/2009
Some Words Have Greek Word Parts Rebecca Sitton’s Vocabulary Mini-Course Series for Upper Grade Wordsmiths. 142	TX0007080649	5/14/2009
SOME WORDS Have Latin Word Parts Rebecca Sitton’s Vocabulary Mini-Course Series for Upper Grade Wordsmiths. 143	TX0007080633	5/14/2009
Spellbound : phonic reading & spelling / Elsie T. Rak. 144	TX0005093910	11/16/1999
Spelling dictionary for beginning writers / by Gregory Hurray. 145	TX0002250994	2/9/1988
Spellwell : book A / Nancy Hall. 146	TX0004051343	10/26/1995
SPIRE decodable readers : set 1A. 147	TX0006496459	1/9/2007
SPIRE decodable readers : set 2A. 148	TX0006496409	1/9/2007

134	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
135	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
136	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
137	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
138	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
139	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
140	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
141	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
142	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
143	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
144	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
145	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
146	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
147	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
148	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
SPIRE Decodable Readers Set 2B. 149	TX0007056957	9/3/2009
SPIRE decodable readers : set 3A. 150	TX0006496457	1/9/2007
SPIRE Decodable Readers Set 3B. 151	TX0007056302	9/3/2009
SPIRE decodable readers : set 4A. 152	TX0006496411	1/9/2007
SPIRE decodable readers : set 5A. 153	TX0006496412	1/9/2007
SPIRE decodable readers : set 6A. 154	TX0006496410	1/9/2007
SPIRE initial placement assessment. 155	TX0006491884	1/9/2007
SPIRE initial placement assessment. 156	TX0006491885	1/9/2007
SPIRE—level 1 blackline master. 157	TX0006173140	3/4/2005
SPIRE level 1 reader / Sheila Clark-Edmands. 158	TX0006124477	3/4/2005
SPIRE—level 1 teacher’s guide. 159	TX0006173141	3/4/2005
SPIRE level 2 blackline master. 160	TX0006149875	3/4/2005
SPIRE : level 2 teacher’s guide / Sheila Clark-Edmands. 161	TX0006173291	3/4/2005
SPIRE : level 2, workbook. 162	TX0006367773	3/4/2005
SPIRE level 3 blackline master. / Sheila Clark-Edmands. 163	TX0006124478	3/4/2005
SPIRE : level 3, reader. 164	TX0006118866	3/4/2005

149	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
150	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
151	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
152	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
153	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
154	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
155	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
156	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
157	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
158	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
159	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
160	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
161	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
162	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
163	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
164	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
SPIRE : level 3 teacher’s guide / Sheila Clark-Edmands. 165	TX0006173292	3/4/2005
SPIRE : level 3, workbook. 166	TX0006118864	3/4/2005
SPIRE : level 4 blackline master / Sheila Clark-Edmands. 167	TX0006173290	3/4/2005
SPIRE : level 4 : teacher’s guide. 168	TX0006118881	3/4/2005
SPIRE level 4 workbook / Sheila Clark-Edmands. 169	TX0006124476	3/4/2005
SPIRE : level 5 blackline master. 170	TX0006211690	4/1/2005
SPIRE : level 5 reader. 171	TX0006211693	4/1/2005
SPIRE : level 5 teacher’s guide. 172	TX0006211636	4/1/2005
SPIRE : level 5 workbook. 173	TX0006211691	4/1/2005
SPIRE : level 6 blackline master. 174	TX0006299838	1/6/2006
SPIRE : level 6 reader. 175	TX0006299841	1/6/2006
SPIRE : level 6 teacher’s guide. 176	TX0006299837	1/6/2006
SPIRE : level 6 workbook. 177	TX0006299842	1/6/2006
SPIRE : level 7 reader. 178	TX0006493326	1/9/2007
SPIRE : level 7 teacher’s guide. 179	TX0006493317	1/9/2007
SPIRE level 8 blackline master. 180	TX0006491880	1/9/2007
SPIRE level 8 reader. 181	TX0006491883	1/9/2007

165	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
166	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
167	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
168	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
169	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
170	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
171	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
172	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
173	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
174	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
175	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
176	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
177	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
178	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
179	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
180	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
181	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
SPIRE level 8 teacher’s guide. 182	TX0006491879	1/9/2007
SPIRE level 8 word cards : SPIRE. 183	TX0006378753	6/30/2006
SPIRE level 8 workbook. 184	TX0006491882	1/9/2007
SPIRE phonogram cards levels 1-5. 185	TX0006421025	8/16/2006
SPIRE : small letter cards : levels 1-5. 186	TX0006209169	8/3/2005
Starting comprehension : stories to advance reading & thinking / Ann L. Staman. 187	TX0002250531	2/9/1988
Starting comprehension : stories to advance reading & thinking / Ann L. Staman. 188	TX0002250532	2/9/1988
Starting comprehension—stories to advance reading & thinking : starting phonetically 4 / Ann L. Staman. 189	TX0002253169	2/9/1988
Stepping stones : a path to critical thinking : bk. 1 / Vera Schneider ; illustrated by Ruth Linstromberg. 190	TX0005788692	4/9/2002
Stepping stones : a path to critical thinking : bk. 3 / by Vera Schneider ; illustrated by Ruth Linstromberg. 191	TX0005637567	10/24/2002
Stepping stones : a path to critical thinking : bk. 3 : teacher’s guide / by Vera Schneider ; ill. by Ruth Linstromberg. 192	TX0005696362	2/24/2003
Story of the U. S. A. : book 2, A Young nation solves its problems / by Franklin Escher, Jr. 193	TX0000193865	8/31/1978
Story of western civilization : bk. IV, the Renaissance / by Alan W. Riese. 194	TX0003135672	6/26/1991
Teacher’s guide for the paragraph : bk 3, writing expo paragraphs / Dianne Tucker-LaPlount. 195	TX0006083200	12/23/2004

182	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
183	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
184	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
185	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
186	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
187	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
188	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
189	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
190	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
191	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
192	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
193	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
194	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
195	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Teacher’s script to accompany Alphabetic phonics 2 : a basic language curriculum for phonics, reading, writing, and spelling. 196	TX0000659557	4/1/1981
Test book for Wordly wise 3000 : bk. 1. 197	TX0005612970	9/9/2002
Test book for wordly wise 3000 : bk. 2. 198	TX0005637568	10/24/2002
Test book for Wordly wise 3000 : bk. 3. 199	TX0005612971	9/9/2002
Test book for Wordly Wise 3000 : bk. 4. 200	TX0005560051	9/18/2002
Test book for wordly wise 3000 : bk. 5. 201	TX0005637569	10/24/2002
Test book for Wordly wise 3000 : bk. 6. 202	TX0005700461	2/24/2003
Test book for Wordly Wise 3000 : bk. 7. 203	TX0005744781	5/14/2003
Test book for wordly wise 3000 : bk. A. 204	TX0005578773	6/26/2002
Test book for Wordly wise 3000 : book B. 205	TX0005612973	9/9/2002
Test book for Wordly wise 3000 : book C. 206	TX0005612974	9/9/2002
Test book for Worldly Wise 3000, book 8. 207	TX0005742334	6/21/2003
Test book for Worldly wise book 9 / written by Cynthia and Drew Johnson. 208	TX0005821902	10/24/2003
Test booklet for Wordly wise 3000 : bk. 1 / written by Robin Raymer ; editor, Theresa Trinder, managing editor, Sheila Neylon. 209	TX0005915230	2/10/2004

196	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
197	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
198	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
199	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
200	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
201	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
202	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
203	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
204	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
205	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
206	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
207	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
208	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
209	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Test booklet for Wordly wise 3000 : bk. 2 / written by Lorraine Sintetos ; editor, Theresa Trinder, managing editor, Sheila Neylon. 210	TX0005915231	2/10/2004
Test booklet for Wordly wise 3000 : bk. 3 / written by Lorraine Sintetos ; editor, Stacy L. Nichols, managing editor, Sheila Neylon. 211	TX0005915232	2/10/2004
Test booklet for Wordly wise 3000 : bk. 4 / written by Robin Raymer ; editor, Stacey L. Nichols, managing editor, Sheila Neylon. 212	TX0005915227	2/10/2004
Test booklet for Wordly wise 3000 : bk. 5 / written by Robin Raymer ; editor, Stacey L. Nichols, managing editor, Sheila Neylon. 213	TX0005915228	2/10/2004
Test booklet for Wordly wise 3000 : bk. 6 / written by Cynthia and Drew Johnson ; editor, Jen Noon, managing editor, Sheila Neylon. 214	TX0005895723	12/22/2003
Test booklet for Wordly wise 3000 : bk. 7 / written by Cynthia and Drew Johnson ; editor, Jen Noon, managing editor, Sheila Neylon. 215	TX0005895724	12/22/2003
Test booklet for Wordly wise 3000 : bk. A. 216	TX0005895727	12/22/2003
Test booklet for Wordly wise 3000 : bk. B. 217	TX0005895726	12/22/2003
Test booklet for Wordly wise 3000 : bk. C. 218	TX0005895725	12/22/2003
Test booklet for Wordly Wise 3000 book 8 / written by Cynthia and Drew Johnson. 219	TX0005887652	12/22/2003
Test booklet for Wordly Wise 3000 book 9 / written by Cynthia and Drew Johnson. 220	TX0005887651	12/22/2003
Uncle Paul’s cane. 221	TX0006332459	5/5/2006
Vocabulary from classical roots : bk. 4. 222	TX0006491881	1/9/2007

210	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
211	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
212	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
213	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
214	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
215	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
216	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
217	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
218	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
219	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
220	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
221	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
222	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Vocabulary from classical roots : bk. 6 : teacher’s guide and answer key. 223	TX0006420239	8/16/2006
Vocabulary from classical roots : C / Norma Fifer, Nancy Flowers. 224	TX0002707174	12/13/1989
Wallet in the woods. 225	TX0006447432	6/12/2006
When hens shop. 226	TX0006358156	5/5/2006
Wordly wise 3000 : bk. 1, concept cards and picture cards.227	TX0006505577	1/9/2007
Wordly wise 3000 : bk. 2 / Kenneth Hodkinson, Sandra Adams. 228	TX0004504280	3/7/1997
Wordly Wise 3000 Book 1 and Teacher’s Resource Book. 229	TX0006829412	9/28/2007
Wordly Wise 3000 Book 10 Audio Recordings. 230	SR0000645711	1/14/2010
Wordly Wise 3000 Book 2 Audio Recordings. 231	SR0000645710	1/14/2010
Wordly Wise 3000 Book 3 Audio Recordings. 232	SR0000645716	1/14/2010
Wordly Wise 3000 Book 4 Audio Recordings. 233	SR0000645714	1/14/2010
Wordly Wise 3000 Book 9 Audio Recordings. 234	SR0000645709	1/14/2010
Wordly Wise 3000 Book K and Teacher’s Resource Book. 235	TX0006829336	9/28/2007
Wordly Wise 3000.com. 236	TX0007128213	8/31/2009

223	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
224	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
225	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
226	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
227	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
228	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
229	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
230	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
231	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
232	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
233	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
234	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
235	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
236	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Wordly Wise 3000 Second Edition Book 10. 237	TX0006829337	9/28/2007
Wordly Wise 3000 Second Edition Book 10 Teacher’s Resource Book. 238	TX0006829505	9/28/2007
Wordly Wise 3000 Second Edition Book 11. 239	TX0006829341	9/28/2007
Wordly Wise 3000 Second Edition Book 11 Teacher’s Resource Book. 240	TX0006829491	9/28/2007
Wordly Wise 3000 Second Edition Book 12. 241	TX0006829511	9/28/2007
Wordly Wise 3000 Second Edition Book 12 Teacher’s Resource Book. 242	TX0006829499	9/28/2007
Wordly Wise 3000 Second Edition Book 2. 243	TX0006829353	9/28/2007
Wordly Wise 3000 Second Edition Book 2 Teacher’s Resource Book. 244	TX0006829492	9/28/2007
Wordly Wise 3000 Second Edition Book 3. 245	TX0006829327	9/28/2007
Wordly Wise 3000 Second Edition Book 4. 246	TX0006829352	9/28/2007
Wordly Wise 3000 Second Edition Book 4 Teacher’s Resource Book. 247	TX0006829496	9/28/2007
Wordly Wise 3000 Second Edition Book 5. 248	TX0006829334	9/28/2007
Wordly Wise 3000 Second Edition Book 5 Teacher’s Resource Book. 249	TX0006829503	9/28/2007
Wordly Wise 3000 Second Edition Book 6. 250	TX0006829333	9/28/2007

237	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
238	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
239	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
240	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
241	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
242	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
243	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
244	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
245	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
246	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
247	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
248	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
249	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
250	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Wordly Wise 3000 Second Edition Book 6 Teacher’s Resource Book. 251	TX0006829501	9/28/2007
Wordly Wise 3000 Second Edition Book 7. 252	TX0006829331	9/28/2007
Wordly Wise 3000 Second Edition Book 7 Teacher’s Resource Book. 253	TX0006829497	1/3/2007
Wordly Wise 3000 Second Edition Book 8. 254	TX0006829328	9/28/2007
Wordly Wise 3000 Second Edition Book 8 Teacher’s Resource Book. 255	TX0006829512	9/28/2007
Wordly Wise 3000 Second Edition Book 9. 256	TX0006829355	9/28/2007
Wordly Wise 3000 Second Edition Book 9 Teacher’s Resource Book. 257	TX0006829510	9/28/2007
Wordly wise quickquiz. 258	TX0002767827	3/2/1990
Wordly wise readers : series A. 259	TX0001504309	1/25/1985
Wordly wise reading with writing and comprehension exercises : bk. 1[-2] / Kenneth Hodkinson. 260	TX0002526176	3/15/1989
Words are wonderful, an interactive approach to vocabulary : bk. 1 tests / Dorothy Grant Hennings ; lesson test written by Mark Lyons. 261	TX0005713988	4/24/2003
Words are wonderful : an interactive approach to vocabulary : bk. 2 / Dorothy Grant Hennings ; ill. by John L. Garcia. 262	TX0005836551	10/24/2003
Words are wonderful : an interactive approach to vocabulary : bk. 3 / Dorothy Grant Hennings ; ill. by John L. Garcia. 263	TX0005989443	6/4/2004
Words are wonderful : an interactive approach to vocabulary : bk. 4 : teacher’s guide. 264	TX0006289616	8/3/2005

251	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
252	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
253	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
254	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
255	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
256	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
257	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
258	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
259	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
260	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
261	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
262	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
263	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
264	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Words are wonderful : an interactive approach to vocabulary : book 3 tests / Dorothy Grant Hennings. 265	TX0005989354	6/4/2004
Words are wonderful : an interactive approach to vocabulary : book 4. 266	TX0006289618	8/3/2005
Words are wonderful : an interactive approach to vocabulary tests for bk. 2 / Dorothy Grant Hennings. 267	TX0005821879	10/24/2003
Words are wonderful : an interactive approach to vocabulary tests for book 4. 268	TX0006289617	8/3/2005
Words are wonderful : bk. 1 : an interactive approach to vocabulary / Dorothy Grant Hennings. 269	TX0006211214	3/20/2003
Words are wonderful : bk. 3 : an interactive approach to vocabulary / Dorothy Grant Hennings ; ill. by John L. Garcia. 270	TX0005914664	2/17/2004
Words are wonderful : bk. A and tests for bk. A. 271	TX0006420245	8/16/2006
Worldly wise 3000 : bk. C / Kenneth Hodkinson & Sandra Adams. 272	TX0005578776	5/17/2002
Worldly Wise 3000 Second Edition Book 3 Teacher’s Resource Book. 273	TX0006829490	9/28/2007
Worldly wise 3000 teacher’s guide for books 1-5. 274	TX0005821878	10/24/2003
Worldly wise 3000 teacher’s guide for books 6-9. 275	TX0005821876	10/24/2003
Worldly wise 3000 teacher’s guide for books A, B & C. 276	TX0005821877	10/24/2003
Worldy Wise 3000 book K concept cards and picture cards. 277	TX0006501087	1/9/2007
Write about me / Elsie S. Wilmerding ; ill. by George Ulrich. 278	TX0005914669	2/17/2004

265	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
266	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
267	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
268	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
269	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
270	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
271	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
272	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
273	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
274	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
275	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
276	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
277	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
278	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Write about my world / Elsie S. Wilmerding ; ill. by George Ulrich. 279	TX0005914661	2/17/2004
Writing skills : bk. 2 / Diana Hanbury King. 280	TX0006083206	12/23/2004
Writing skills : bk. 3 / Diana Hanbury King. 281	TX0005578777	5/17/2002
Writing skills : teacher’s handbook / Diana Hanbury King. 282	TX0005989442	6/4/2004
A Red Sash, et al. 283	TX0007035790	9/3/2009
Handprints Audio Recordings, Storybook Set A. 284	SR0000651606	3/25/2010
Handprints Audio Recordings, Storybook Set B. 285	SR0000651605	3/25/2010
Handprints Audio Recordings, Storybook Set C. 286	SR0000651607	3/25/2010
Handprints Audio Recordings, Storybook Set D. 287	SR0000651608	3/25/2010
Primary Phonics Comprehension Workbook 6. 288	TX0007124841	1/11/2010
Primary Phonics Intervention Guide Levels 1-6 Blackline Masters. 289	TX0007019620	8/31/2009
Primary Phonics Set 6 Storybooks. 290	TX0007124783	1/11/2010
Sitton Kindergarten Literacy and Word Skills Practice Book. 291	TX0007166870	3/25/2010

279	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
280	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
281	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
282	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
283	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
284	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
285	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
286	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
287	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
288	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
289	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
290	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
291	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Sitton Kindergarten Literacy and Word Skills Sourcebook for Teachers. 292	TX0007166891	3/25/2010
Storybooks 6. 293	SR0000647962	1/11/2010
Wordly Wise 3000 Book 11 Audio Recordings. 294	SR0000648553	1/11/2010
Wordly Wise 3000 Book 12. 295	SR0000648555	1/11/2010
Wordly Wise 3000 Book 5. 296	SR0000648554	1/11/2010
Wordly Wise 3000 Book 6. 297	SR0000649243	1/11/2010
Wordly Wise 3000 Book 7. 298	SR0000648552	1/11/2010
Wordly Wise 3000 Book 8. 299	SR0000648556	1/11/2010
Alphabet series. 300	SR0000311249	4/9/2002
Alphabet series / compiled by Frances Bloom ; illustrated by Mary Geiger ; stories by Frances Bloom, Deborah Coates, Mary Geiger [et al.] 301	TX0005504305	4/9/2002
Alphabetic phonics : workbook 1. 302	TX0004446500	12/16/1996
Alphabetic phonics. Workbook 1. By Georgie Green. 303	RE0000701592	4/10/1995
Alphadeck guide : 21 letter-card games in alphabetizing, phonics, and spelling skills / by Karen Barriere. 304	TX0001005848	10/15/1982
America becomes a giant / by Franklin Escher, Jr. 305	TX0003444588	12/17/1992

292	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
293	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
294	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
295	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
296	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
297	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
298	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
299	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
300	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
301	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
302	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
303	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
304	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
305	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Analogies : 1 / Arthur Liebman. 306	TX0002759193	2/23/1990
Analogies 2 / Arthur Liebman. 307	TX0002707212	12/13/1989
Analogies 3 : 8 vocabulary and 4 analogy quizzes / Arthur Liebman. 308	TX0002250609	2/9/1988
Attack math : addition 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 309	TX0001440549	11/5/1984
Attack math : addition 2 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 310	TX0001510858	1/30/1985
Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 311	TX0001681559	10/25/1985
Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 312	TX0001681562	10/25/1985
Attack math : arithmetic tasks to advance computational knowledge / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 313	TX0001681563	10/25/1985
Attack math : arithmetic tasks to advance computational knowledge : division, [book] 2 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 314	TX0001588498	5/21/1985
Attack math : division 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 315	TX0001510860	1/30/1985
Attack math : multiplication 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 316	TX0001510859	1/30/1985
Attack math : subtraction 1 / Carole Greenes, George Immerzeel, Linda Schulman, Rika Spungin. 317	TX0001440550	11/5/1984

306	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
307	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
308	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
309	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
310	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
311	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
312	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
313	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
314	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
315	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
316	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
317	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Beyond the code : book 2 / Nancy M. Hall ; illustrated by Hugh Price. 318	TX0005418389	4/13/2001
Beyond the code : comprehension and reasoning skills : bk. 3 / Nancy M. Hall ; illustrated by Hugh Pirce and Alan Price. 319	TX0005342658	8/2/2001
Bird watch / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger. 320	TX0005989450	6/21/2004
Building mathematical thinking : bk. 3 : skinny concepts / Marsha Stanton. 321	TX0005505221	4/9/2002
Building mathematical thinking : skinny concepts : bk. 1 / Marsha Stanton. 322	TX0005453838	9/4/2001
Building mathematical thinking : skinny concepts, bk. 2 / Marsha Stanton. 323	TX0005204105	7/27/2000
Clancy races / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger. 324	TX0005994319	6/21/2004
Code cards : key word picture and letter cards for explode the code 1 to 3 1/2 / Nancy Hall, Dawn Towle. 325	TX0004030257	4/18/1995
Colt for Jenny / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger. 326	TX0005989448	6/21/2004
Computation basics : book 1 / by Janet A. Alford and Lynda R. Solms. 327	TX0000584747	11/24/1980
Computation basics : book 5 / by Janet A. Alford and Lynda R. Solms. 328	TX0001220396	10/6/1983
Developmental variation and learning disorders / Melvin D. Levine ; with an appendix by Betty N. Gordon and Martha S. Reed.329	TX0002249366	2/9/1988

318	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
319	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
320	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
321	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
322	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
323	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
324	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
325	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
326	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
327	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
328	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
329	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Dyslexia training program / Patricia Bailey Beckham, Marietta Laing Biddle.330	TX0002250528	2/9/1988
Dyslexia training program—progress measurements, schedules I, II, and III : student’s book / Mary Baertch Rumsey.331	TX0003321738	5/20/1992
Dyslexia training program : the alphabet, spelling exercises, and review of schedule III / Patricia Bailey Beckham, Marietta Laing Biddle.332	TX0002712008	12/11/1989
Early reading comprehension in varied subject matter : bk. A / Jane Ervin.333	TX0005563743	6/17/2002
Early reading comprehension in varied subject matter : bk. B / Jane Ervin.334	TX0005563776	6/17/2002
Early reading comprehension in varied subject matter : bk. D / Jane Ervin ; illustrated by Anne Lord.335	TX0005585784	6/17/2002
Early reading comprehension in varied subject matter : book A / by Jane Ervin.336	TX0000929727	5/13/1982

Early reading comprehension in varied subject matter : book B[-C] : literature, the arts, social studies, science, general topics, logical thinking, mathematics / by Jane Ervin ; [illustrated by George Phillips]337

	TX0001004405	10/28/1982
Elements of clear thinking : critical reading. 338	TX0001453984	11/5/1984
Ella / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.339	TX0005995356	6/21/2004
Explode the code : 1 1/2 / Nancy Hall, Rena Price.340	TX0001364683	6/25/1984
Explode the code 1 / Nancy Hall, Rena Price.341	TX0003551080	5/11/1993
Explode the code 1 / Nancy Hall, Rena Price ; [text ill. by Alan Price and Laura Price].342	TX0001374905	7/6/1984

330	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
331	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
332	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
333	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
334	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
335	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
336	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
337	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
338	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
339	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
340	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
341	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
342	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Explode the code : 2.343	TX0001454067	11/5/1984
Explode the code 2 1/2 / Nancy Hall, Rena Price.344	TX0003918334	10/20/1994
Explode the code : 2 / Nancy Hall, Rena Price ; text ill. by Laura Price and Alan Price.345	TX0003918305	10/20/1994
Explode the code : 2 / Nancy Hall, Rena Price ; text ill. by Laura Price and Alan Price.346	TX0002718356	10/30/1989
Explode the code : 3.347	TX0001454068	11/5/1984
Explode the code 3 1/2 / Nancy Hall, Rena Price.348	TX0005585782	6/17/2002
Explode the code 3 1/2 / Nancy Hall, Rena Price.349	TX0003585124	8/2/1993
Explode the code 3 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler]350	TX0000835245	12/7/1981
Explode the code 3 / Nancy Hall, Rena Price.351	TX0003918332	10/20/1994
Explode the code : 4 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler].352	TX0003345488	6/18/1992
Explode the code : 4 1/2 / Nancy Hall, Rena Price ; [text ill. by Andrew Mockler]353	TX0001009218	11/4/1982
Explode the code : 4 1/2 / Nancy M. Hall, Rena Price.354	TX0005563777	6/17/2002
Explode the code 4 / Nancy Hall, Rena Price.355	TX0003918333	10/20/1994
Explode the code : 4 / Nancy Hall, Rena Price.356	TX0001503573	1/25/1985
Explode the code : 4 / Nancy M. Hall, Rena Price.357	TX0005563775	6/17/2002

343	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
344	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
345	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
346	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
347	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
348	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
349	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
350	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
351	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
352	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
353	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
354	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
355	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
356	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
357	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Explode the code : 5 1/2 / Nancy M. Hall.	TX0005563779	6/17/2002
Explode the code : 5 / Nancy Hall, Rena Price.358	TX0005565755	6/17/2002
Explode the code : 5 / Nancy Hall, Rena Price ; [ill. by Laura Price and Alan Price]359	TX0001503531	1/25/1985
Explode the code 6 / Nancy Hall, Rena Price.360	TX0003918331	10/20/1994
Explode the code : 6 / Nancy M. Hall, Rena Price.361	TX0005563778	6/17/2002
Explode the code : 7 / Nancy Hall, Rena Price.362	TX0005565754	6/17/2002
Explode the code, 8 / Nancy Hall, Rena Price.363	TX0005599906	6/17/2002
Explode the code : [book] 5 / Nancy Hall, Rena Price ; [text ill. by Laura Price and Alan Price].364	TX0000196155	8/31/1978
Explode the code : [book] 6 / Nancy Hall, Rena Price.365	TX0000196154	8/31/1978
Explode the code : [book] 7 / Nancy Hall, Rena Price ; [text ill. by Alan Price, Laura Price, Andrew Mockler, and Meg Rosoff].366	TX0000441345	3/11/1980
Explode the code : [book] 8 / Nancy Hall, Rena Price.367	TX0001364682	6/25/1984
Get Dad lost / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.368	TX0005995357	6/21/2004
Gillingham manual : remedial training for students with specific disability in reading, spelling, and penmanship / Anna Gillingham, Bessie W. Stillman.369	TX0005370833	4/13/2001
Hatchet [by] Gary Paulsen / Jon C. Stott.370	TX0005358477	4/13/2001
It’s elementary! : 230 math word problems : bk. A / M. J. Owen.371	TX0005430358	8/2/2001

358	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
359	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
360	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
361	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
362	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
363	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
364	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
365	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
366	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
367	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
368	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
369	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
370	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
371	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
It’s elementary! 275 math word problems : bk. 1 / M. J. Owen.372	TX0005158383	3/9/2000
It’s elementary! : 275 math word problems : bk. 2 / M. J. Owen.373	TX0005370823	4/13/2001
It’s elementary! : 275 math word problems : bk. 3 / M. J. Owen.374	TX0005370822	4/13/2001
It’s elementary! : reasoning, estimating, and rounding : a companion to It’s elementary! 275 math word problems / M. J. Owen.375	TX0005370831	4/13/2001
Josh, the collector / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.376	TX0005994320	6/21/2004
Just write : an elementary writing sourcebook : bk. 1 / Elsie S. Wilmerding, Alexandra S. Bigelow ; ill. by George Ulrich.377	TX0005509227	4/9/2002
Just write : creativity and craft in writing : bk. 3 / Elsie S. Wilmerding, Alexandra S. Bigelow ; ill. by George Ulrich.378	TX0006005940	8/10/2004
Justin’s house / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.379	TX0005989446	6/21/2004
Key word clues : the riddle deck / by Beverly Graham.380	TX0003849249	9/9/1994
Keyboarding skills : all grades / Diana Hanbury King.381	TX0002072304	4/27/1987
Kids and critters / written by Barbara Sokolski ; illustrated by Jeannie Donovan.382	TX0003673261	12/3/1993
King Hank / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.383	TX0005995353	6/21/2004
Language tool kit / by Paula D. Rome and Jean S. Osman.384	TX0000752150	8/6/1981

372	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
373	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
374	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
375	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
376	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
377	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
378	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
379	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
380	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
381	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
382	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
383	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
384	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Literacy program : Texas Scottish Rite Hospital, Dallas, Texas : student book 3-4, lessons 61-160 / Joan Keagy, Ann Sanders.385	TX0003346422	6/16/1992
Lunch on a raft / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.386	TX0005995354	6/21/2004
Mandy / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.387	TX0005995352	6/21/2004
Megawords 1 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.388	TX0001063639	1/12/1983
Megawords 2 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.389	TX0001172899	8/8/1983
Megawords : 3 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.390	TX0001364686	6/25/1984
Megawords 4.391	TX0003853927	12/8/1994
Megawords 6 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.392	TX0001588499	5/21/1985
Megawords 8 : multisyllabic words for reading, spelling, and vocabulary / Kristin Johnson, Polly Bayrd.393	TX0002250530	2/9/1988
Modern America / by Franklin Escher, Jr.394	TX0003551906	5/11/1993
Modern America / by Franklin Escher, Jr.395	TX0000873198	2/23/1982
Moon zoo / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.396	TX0005995351	6/21/2004
More reading comprehensive in varied subject matter / Jane Ervin.397	TX0005370824	4/13/2001

385	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
386	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
387	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
388	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
389	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
390	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
391	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
392	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
393	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
394	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
395	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
396	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
397	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
More reading comprehensive in varied subject matter : level 2 / Jane Ervin.398	TX0005370825	4/13/2001
More reading comprehensive in varied subject matter : level 3 / Jane Ervin.399	TX0005370827	4/13/2001
More reading comprehensive in varied subject matter : level 4 / Jane Ervin.400	TX0005370826	4/13/2001
Mystery of the missing marble / written by Tanya Auger ; illustrated by Andrew Kuan.401	TX0005285009	1/18/2001
Pediatric examination of educational readiness at middle childhood : Peeramid 2 : examiner’s manual / developed under the direction of Melvin D. Levine.402	TX0004191215	1/18/1996
Peeramid 2, examiner’s manual / Melvin D. Levine.403	TX0004491668	3/5/1997
PEEX 2 (pediatric early elementary examination) / developed under the direction of Melvin D. Levine.404	TX0004170509	12/13/1995
PEEX 2—pediatric early elementary examination : examiner’s manual / developed under the direction of Melvin D. Levine, further developed by Melvin D. Levine and Adrian D. Sandler.405	TX0004760199	4/10/1998
PEEX II : the pediatric early elementary examination : examiner’s guidelines.406	TX0003280801	3/20/1992
Phil the flea / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.407	TX0005989453	6/21/2004
Phonics drill cards update deck.408	TX0004817023	4/10/1998
Phonics drill cards with pictures for reading and spelling.409	TX0004766616	4/10/1998

398	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
399	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
400	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
401	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
402	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
403	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
404	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
405	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
406	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
407	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
408	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
409	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Pre-reading screening procedures and Slingerland screening tests for identifying children with specific language disability : technical manual / by Susanne P. Fulmer.410	TX0000575574	10/27/1980
Primary analogies : bk. 2, critical and creative thinking / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.411	TX0004663192	11/10/1997
Primary analogies : critical and creative thinking.412	TX0004771869	4/10/1998
Primary analogies : critical and creative thinking : bk. 1 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.413	TX0004446499	12/16/1996
Primary analogies—critical and creative thinking : bk. 2 : teacher’s guide and answer key.414	TX0004760200	4/10/1998
Reading comprehension : book 8 : in varied subject matter / by Jane Ervin.415	TX0000537203	8/18/1980
Reading comprehension in varied subject matter : bk. 1 / by Jane Ervin.416	TX0004772040	4/10/1998
Reading comprehension in varied subject matter : bk. 1 / Jane Ervin.417	TX0005563742	6/17/2002
Reading comprehension in varied subject matter : bk. 1 / Jane Ervin.418	TX0004660250	10/31/1997
Reading comprehension in varied subject matter : bk. 2 / by Jane Ervin.419	TX0003952637	12/8/1994
Reading comprehension in varied subject matter : bk. 2 / Jane Ervin.420	TX0005563738	6/17/2002
Reading comprehension in varied subject matter : bk. 2 : social studies, literature, mathematics et al. / Jane Ervin.421	TX0004752261	4/10/1998
Reading comprehension in varied subject matter : bk. 3 / by Jane Ervin.422	TX0004760201	4/10/1998

410	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
411	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
412	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
413	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
414	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
415	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
416	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
417	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
418	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
419	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
420	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
421	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
422	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Reading comprehension in varied subject matter : bk. 4 : social studies, literature, mathematics et al. / Jane Ervin. 423	TX0004752262	4/10/1998
Reading comprehension in varied subject matter : bk. 9 / by Jane Ervin.424	TX0003952635	12/8/1994
Reading comprehension in varied subject matter : book 1 / Jane Ervin.425	TX0001503659	1/25/1985
Reading comprehension in varied subject matter : book 1 / Jane Ervin.426	TX0000486511	6/2/1980
Reading comprehension in varied subject matter : book 10 : literature, combined subjects, social studies, science, the arts, philosophy, logic and language, mathematics / by Jane Ervin.427	TX0001004406	10/28/1982
Reading comprehension in varied subject matter : book 4 / Jane Ervin.428	TX0000486512	6/2/1980
Reading comprehension in varied subject matter : book 5 / Jane Ervin.429	TX0000486514	6/2/1980
Reading comprehension in varied subject matter : book 6 / by Jane Ervin.430	TX0000738155	7/20/1981
Reading comprehension in varied subject matter : book 6 / Jane Ervin.431	TX0004474444	1/2/1997
Reading comprehension in varied subject matter : book 7 / by Jane Ervin.432	TX0000738153	7/20/1981
Reading comprehension in varied subject matter : book 9 / by Jane Ervin.433	TX0000826211	12/7/1981
Reading comprehension in varied subject matter : book[s] 2 [& 3] / Jane Ervin.434	TX0000486513	6/2/1980

423	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
424	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
425	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
426	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
427	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
428	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
429	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
430	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
431	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
432	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
433	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
434	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Reading for content : bk. 2 / Carol Einstein.435	TX0004446347	1/2/1997
Reasoning & reading : level 2 / Joanne Carlisle.436	TX0005563744	6/17/2002
Reasoning and reading : level 1 / by Joanne Carlisle.437	TX0001040488	1/12/1983
Reasoning and reading : level 1 / Joanne Carlisle.438	TX0005585781	6/17/2002
Reasoning and reading : level 1 : teacher’s guide and answer key / by Joanne Carlisle.439	TX0001172897	8/8/1983
Reasoning and reading : level 2 / by Joanne Carlisle.440	TX0001315796	4/4/1984
Recipe for reading : bk. 4-6 / Connie Russo, Shirli Kohn.441	TX0003453668	12/30/1992
Recipe for reading workbook 2 / Connie Russo, Shirli Kohn.442	TX0005495737	4/13/2001
Recipe for reading : workbook 3 / Connie Russo, Shirli Kohn.443	TX0003071671	5/17/1991
Recipe for reading : workbook 7 / Connie Russo, Shirli Kohn.	TX0003458075	12/30/1992
Recipe for reading workbooks : 1 / Connie Russo, Shirli Kohn.	TX0002817251	5/3/1990
Ridgewood analogies : bk. 2 : answer key.	TX0004129993	11/30/1995
Ridgewood analogies : bk. 2 / by George Libonate, Jr., with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004048746	5/30/1995
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 1 / George Libonate, Jr., with Geraldine Brunner, Deborah Burde, Marianne Williams, Theresa Wiss.	TX0003873693	8/19/1994
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 3 / George Libonate, Jr. with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004303545	5/22/1996
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 3 / George Libonate, Jr. with Gae Brunner, Deborah Burde, Marianne Williams, Terri Wiss.	TX0004504568	3/7/1997
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 4 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0005370829	4/13/2001

435	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
436	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
437	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
438	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
439	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
440	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
441	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
442	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
443	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Ridgewood analogies : critical and creative thinking across the curriculum : bk. 5 / Gae Brunner, Jean Schoenlank, Marianne Williams, Terri Wiss.	TX0005370830	4/13/2001
Ridgewood grammar : the language connection : bk. 1 / Nancy Bison and Terri Wiss.	TX0005370819	4/13/2000
Ridgewood grammar : the language connection : bk. 2 / Nancy Bison and Terri Wiss.444	TX0005370815	4/13/2001
Ridgewood grammar : the language connection : bk. 3 / Nancy Bison and Terri Wiss.445	TX0005510275	4/9/2002
Right into reading : bk. 1 : a phonics-based reading comprehension program / Jane Ervin.446	TX0005348540	2/9/2001
Right into reading : bk. 1 : a phonics-based reading comprehension program : teacher’s key / Jane Ervin.447	TX0005348541	2/9/2001
Rights of parents and responsibilities of schools / compiled by James G. Meade.448	TX0000223234	3/16/1979
Rules of the game : 2 / Mary Page, Peter Guthrie, Sloan Sable.449	TX0002707208	12/13/1989
Rules of the game, 3 / Mary Page, Peter Guthrie, Sloan Sable.450	TX0003979276	2/23/1995
Rules of the game : bk. 3, taacher’s key / Mary Page, Peter Guthrie, Sloan Sable.451	TX0003069072	5/17/1991
Rules of the game : grammar through discovery : 1 / Mary Page, Peter Guthrie, Sloan Sable.452	TX0002709084	12/13/1989
Rules of the game : grammar through discovery : 2 : teacher’s key / Mary Page, Peter Guthrie, Sloan Sable.453	TX0002759191	2/23/1990
Sarah, plain and tall / by Patricia MacLachlan.454	TX0005086472	11/16/1999
Situation learning : schedule I.455	TX0001444214	11/5/1984

444	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
445	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
446	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
447	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
448	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
449	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
450	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
451	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
452	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
453	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
454	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
455	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Skinny concepts : teacher’s journal, bk. 2 / Marsha Stanton.456	TX0005200138	7/27/2000
Slingerland approach : an effective strategy for teaching spelling / Nancy Cushen White.457	TX0002707214	12/13/1989
Snake for Jake / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.458	TX0005989452	6/21/2004
So many bridges / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.459	TX0005994318	6/21/2004
Solving language difficulties : remedial routines / Amey Steere, Caroline Z. Peck, Linda Kahn.460	TX0001364687	6/25/1984
Solving language difficulties, remedial routines : answer key / Amey Steere, Caroline Z. Peck, Linda Kahn.461	TX0004775832	4/10/1998
Solving language difficulties—remedial routines. By Amey Steere, Caroline Z. Peck & Linda Kahn.462	RE0000649394	1/10/1994
Spell of words : teacher’s manual / by Elsie T. Rak.463	TX0000513996	7/14/1980
Spellbinding 1, workbook of spelling exercises ; Spellbinding 2, workbook of spelling exercises / by Elsie T. Rak.464	TX0000151566	5/23/1978
Spelling dictionary for writers : a resource for independent writing: bk. 2 / by Gregory Hurray.465	TX0005584921	5/17/2002
Spelling practice guide : 1-2.466	TX0003369705	8/6/1992
Spellwell : bk. A / Nancy Hall.467	TX0005563745	6/17/2002
Spellwell : bk. Aa / Nancy Hall.468	TX0005563741	6/17/2002
Spellwell : bk. AA / Nancy Hall.469	TX0004191219	1/18/1996
Spellwell : bk. B / Nancy Hall.470	TX0005563763	6/17/2002

456	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
457	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
458	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
459	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
460	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
461	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
462	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
463	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
464	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
465	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
466	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
467	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
468	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
469	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
470	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Spellwell : bk. B / Nancy Hall.471	TX0004049471	1/9/1995
Spellwell : bk. BB / Nancy Hall.472	TX0005585780	6/17/2002
Spellwell : bk. Bb / Nancy Hall.473	TX0003974732	1/9/1995
Spellwell : bk. C, CC : teacher’s guide and answer key / Nancy M. Hall.474	TX0004761367	4/10/1998
Spellwell : bk. C / Nancy Hall.475	TX0005563737	6/17/2002
Spellwell : bk. C / Nancy Hall.476	TX0005276407	9/29/2000
Spellwell : bk. Cc / Nancy Hall.477	TX0005563740	6/17/2002
Spellwell : bk. Cc / Nancy M. Hall.478	TX0004756099	4/10/1998
Spellwell : bk. D[-DD] / Nancy Hall.479	TX0005370820	4/13/2001
Spellwell : bks. B Bb : teacher’s guide and answer key / Nancy Hall.480	TX0004048747	5/30/1995
Spotless house / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.481	TX0005995355	6/21/2004
Stewart English program : bk. 1, principles plus : teacher’s guide / Donald S. Stewart.482	TX0004649165	10/17/1997
Stewart English program : bk. 2, Grammar plus / Donald S. Stewart.483	TX0004504195	3/7/1997
Stewart English program : bk. 3, Writing plus / Donald S. Stewart.484	TX0004455737	1/2/1997

471	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
472	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
473	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
474	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
475	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
476	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
477	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
478	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
479	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
480	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
481	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
482	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
483	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
484	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Story of the U. S. A., book 1, Explorers and settlers / by Franklin Escher, Jr.485	TX0001503602	1/25/1985
Story of the U. S. A. : book 2, A Young nation solves its problems / by Franklin Escher, Jr.486	TX0001440548	11/5/1994
Story of the U. S. A. : book 3, America becomes a giant / by Franklin Escher, Jr.487	TX0001364684	6/25/1984
Story of the U. S. A. : book 3, America becomes a giant / by Franklin Escher, Jr.488	TX0000168803	12/26/1978
Story of the USA : bk. 1, explorers and settlers : teacher’s guide / Franklin Escher, Jr.489	TX0003369702	8/6/1992
Story of the USA : bk. 2, A young nation solves its problems / by Franklin Escher, Jr.490	TX0003724004	3/21/1994
Story of the USA : bk. 2, A young nation solves its problems : teacher’s guide and answer key / by Franklin Escher, Jr.491	TX0004026845	1/26/1995
Story of western civilization : bk. 2, Greece and Rome build great civilizations / Alan W. Riese and Herbert J. LaSalle.492	TX0003993141	1/23/1995
Story of western civilization : the Middle Ages : bk. 3 / by Alan W. Riese and Herbert J. LaSalle.493	TX0005370817	4/13/2001
Teacher’s manual, Spellbound : phonic, reading & spelling / Elsie T. Rak.494	TX0000738152	7/20/1981
Test booklet for vocabulary from classical roots : E : teacher’s guide and answer key.495	TX0006227600	3/14/2005
Tests to accompany Word attack manual / Josephine Rudd.496	TX0003100467	6/28/1991
Texas Scottish Rite Hospital literacy program / Joan Keagy and Ann Sanders.497	TX0003208941	12/9/1991

485	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
486	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
487	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
488	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
489	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
490	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
491	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
492	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
493	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
494	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
495	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
496	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
497	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Text book for vocabulary from classical roots D.498	TX0006186031	3/14/2005
Text book for vocabulary from classical roots E.499	TX0006186029	3/14/2005
Text booklet for vocabulary from classical roots D.500	TX0006186028	3/14/2005
Text booklet for vocabulary from classical roots E.501	TX0006186030	3/14/2005
Thinking about Mac and Tab : primary phonics comprehension : workbook 1.502	TX0005383654	4/13/2001
Thinking about Mac and Tab : teacher’s guide and answer key / Karen L. Smith.503	TX0005358478	4/13/2001
Thinking about Mac and Tab. / text by Karen L. Smith ; ill. by Anslie G. Philpot.504	TX0005358474	4/13/2001
Thinking about Mac and Tab / text by Karen L. Smith ; ill. by Anslie G. Philpot.505	TX0005358484	4/13/2001
Thinking about Mac and Tab. / text by Karen L. Smith ; ill. by Anslie G. Philpot.506	TX0005358487	4/13/2001
Up in the clouds / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.507	TX0005989449	6/21/2004
Vocabulary builder. Bk. 1. By Austin M. Works.508	RE0000555488	12/6/1991
Vocabulary builder : bk. 2 / Austin M. Works.509	TX0003895703	9/29/1994
Vocabulary builder. Bk. 3. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.510	RE0000594107	3/23/1992
Vocabulary builder. Bk. 4. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.511	RE0000594105	3/23/1992
Vocabulary builder : bk. 5 / by Austin M. Works.512	TX0003895601	9/29/1994

498	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
499	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
500	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
501	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
502	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
503	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
504	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
505	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
506	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
507	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
508	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
509	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
510	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
511	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
512	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Vocabulary builder. Bk. 5. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.513	RE0000594106	3/23/1992
Vocabulary builder : bk. 5 : teacher’s key / Austin M. Works.514	TX0004129949	11/30/1995
Vocabulary builder : bk. 6 / by Austin M. Works.515	TX0003895598	9/29/1994
Vocabulary builder. Bk. 6. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.516	RE0000594108	3/23/1992
Vocabulary builder : bk. 7.517	TX0003945782	11/21/1994
Vocabulary builder. Bk. 7. By Austin M. Works, author of renewable matter: Educators Publishing Service, Inc.518	RE0000594109	3/23/1992
Vocabulary builder : book 1.519	TX0001449264	6/25/1984
Vocabulary builder : book 2.520	TX0001375224	7/6/1984
Vocabulary builder : book 4.521	TX0001375223	7/6/1984
Vocabulary builder ; book five [& six] / by Austin M. Works.522	TX0000321073	8/8/1979
Vocabulary builder : book five / by Austin M. Works.523	TX0001503599	1/25/1985
Vocabulary builder : book four / by Austin M. Works.524	TX0000406363	2/11/1980
Vocabulary builder ; book one [& three] / by Austin M. Works.525	TX0000321072	8/8/1979
Vocabulary builder : book seven / by Austin M. Works.526	TX0000406364	2/11/1980
Vocabulary builder : book six / by Austin M. Works.527	TX0001440544	11/5/1984

513	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
514	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
515	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
516	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
517	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
518	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
519	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
520	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
521	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
522	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
523	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
524	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
525	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
526	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
527	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Vocabulary builder : book three / by Austin M. Works.528	TX0001364681	6/25/1984
Vocabulary builder : book two / by Austin M. Works.529	TX0000410503	2/11/1980
Vocabulary from classical roots : B : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.	TX0003091507	6/26/1991
Vocabulary from classical roots, B : tests / Norma Fifer, Stephen Weislogel.	TX0005085641	11/16/1999
Vocabulary from Classical roots : bk. A : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180054	3/14/2005
Vocabulary from classical roots : bk. A : tests / Norma Fifer, Stephen Weislogel.	TX0005093772	11/16/1999
Vocabulary from Classical roots : bk. B : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180052	3/14/2005
Vocabulary from Classical roots : bk. C : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180055	3/14/2005
Vocabulary from classical roots : bk. C : tests / Norma Fifer, Stephen Weislogel.	TX0005093768	11/16/1999
Vocabulary from Classical roots : bk. D : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.	TX0006180053	3/14/2005
Vocabulary from classical roots : bk. D : tests / Norma Fifer, Stephen Weislogel.	TX0005093771	11/16/1999
Vocabulary from classical roots, book A answer key.	TX0006166577	3/14/2005
Vocabulary from classical roots, book C answer key.	TX0006166576	3/14/2005
Vocabulary from classical roots, book E answer key.	TX0006166578	3/4/2005
Vocabulary from classical roots : C : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.	TX0002759192	2/23/1990
Vocabulary from classical roots, D / Norma Fifer, Nancy Flowers.530	TX0003979275	1/23/1995
Vocabulary from classical roots : E / Norma Fifer, Nancy Flowers.531	TX0003872481	6/23/1994
Vocabulary from classical roots : E : teacher’s guide and answer key / Norma Fifer, Nancy Flowers.532	TX0004048753	5/30/1995
Vocabulary from classical roots E : tests / Norma Fifer, Stephen Weislogel.533	TX0005089410	11/16/1999
Vocabulary from classical roots / Norma Fifer, Nancy Flowers.534	TX0005563739	6/17/2002

528	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
529	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
530	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
531	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
532	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
533	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
534	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Vocabulary from classical roots / Norma Fifer, Nancy Flowers.535	TX0003407946	9/18/1992
Wally Walrus / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.536	TX0005989447	6/21/2004
Witty word play / by Frances Bloom and Mary M. Geiger ; illustrated by Mary M. Geiger.537	TX0005989451	6/21/2004
Wordly wise 3000 : bk. 1 / Kenneth Hodkinson, Sandra Adams.538	TX0004504193	3/7/1997
Wordly wise 3000 : bk. 3 / Kenneth Hodkinson, Sandra Adams.539	TX0004236757	3/15/1996
Wordly wise 3000 : bk. 3 / Kenneth Hodkinson, Sandra Adams.540	TX0004504194	3/7/1997
Wordly wise 3000 : bk. 4 / Kenneth Hodkinson, Sandra Adams.541	TX0004217315	3/15/1996
Wordly wise 3000 : bk. 4 / Kenneth Hodkinson, Sandra Adams.542	TX0004493517	3/7/1997
Wordly wise 3000 : bk. 7 / Kenneth Hodkinson, Sandra Adams.543	TX0005364311	4/13/2001
Wordly wise 3000 : bk. 8 / Kenneth Hodkinson, Sandra Adams.544	TX0005364312	4/13/2001
Wordly wise 3000 : bk. 9 / Kenneth Hodkinson, Sandra Adams.545	TX0005370821	4/13/2001
Wordly wise 3000 : bk. A / by Kenneth Hodkinson and Sandra Adams.546	TX0005370832	4/13/2001
Wordly wise 3000 : vocabulary workbooks for grades 4-12, sample lessons for grades 4-8 / Kenneth Hodkinson, Sandra Adams.547	TX0004772045	4/10/1998

535	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
536	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
537	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
538	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
539	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
540	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
541	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
542	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
543	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
544	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
545	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
546	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
547	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Wordly wise. Bk. 1-2. By Kenneth Hodkinson and Joseph Ornato.548	RE0000701594	4/10/1995
Wordly wise : bk. 1 / Kenneth Hodkinson & Joseph G. Ornato.549	TX0003952634	12/8/1994
Wordly wise : book 1 [& 2] : teacher’s key / by Kenneth Hodkinson & Joseph G. Ornato.550	TX0000321074	8/2/1979
Wordly wise : book 1, [4 & 6] / Kenneth Hodkinson & Joseph G. Ornato.551	TX0001210393	10/6/1983
Wordly wise : book 2.552	TX0001315805	4/4/1984
Wordly wise : book 3.553	TX0001315806	4/4/1984
Wordly wise : book 5 / Kenneth Hodkinson & Joseph G. Ornato.554	TX0001232317	9/2/1983
Wordly wise : book 8 / Kenneth Hodkinson.555	TX0001457946	9/2/1983
Wordly wise : book 8 / Kenneth Hodkinson. 556	TX0000250249	4/16/1979
Wordly wise : book 9.557	TX0001481826	9/2/1983
Wordly wise : book 9 / Kenneth Hodkinson.558	TX0000379638	12/6/1979
Wordly wise : book A[-C] : answer key / Kenneth Hodkinson.559	TX0000859475	2/23/1982
Wordly wise : book A[-C] / Kenneth Hodkinson.560	TX0000813520	9/9/1981
Wordly wise books / [book [1-7] Kenneth Hodkinson & [book 1-4] Joseph G. Ornato.561	TX0000168804	12/26/1978

548	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
549	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
550	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
551	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
552	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
553	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
554	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
555	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
556	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
557	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
558	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
559	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
560	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
561	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Wordly wise readers : series A, book 1 [-6] / Kenneth Hodkinson ; [ill. and cover design by Dana Franzen] 562	TX0001531206	1/25/1985
Wordly wise readers : workbook A / Kenneth Hodkinson ; [ill. and cover design by Dana Franzen].563	TX0001503601	1/25/1985
Wordly wise reading : bk. 1-2, with writing and comprehension exercises / Kenneth Hodkinson.564	TX0002707215	12/13/1989
Wordly wise teacher’s key : bk. 5 / Kenneth Hodkinson.565	TX0004446503	12/16/1996
Wordly wise : teacher’s key, book 3 / Kenneth Hodkinson & Joseph G. Ornato.566	TX0000250248	4/16/1979
Wordly wise : teacher’s key, book 4 / Kenneth Hodkinson & Joseph G. Ornato.567	TX0000250247	4/16/1979
Wordly wise : teacher’s key, book 5 / Kenneth Hodkinson.568	TX0000250246	4/16/1979
Wordly wise : teacher’s key, book 6 / Kenneth Hodkinson.569	TX0000231865	4/16/1979
Wordly wise : teacher’s key, book 7 / Kenneth Hodkinson.570	TX0000231864	4/16/1979
Wordly wise : teacher’s key, book 8 / Kenneth Hodkinson.571	TX0000231863	4/16/1979
Words I use when I write : teacher’s guide / by Alana Trisler and Patrice Howe Cardiel.572	TX0006271527	11/22/2005
Worldly wise 3000 : bk. 1, Kenneth Hodkinson, Sandra Adams.573	TX0004303546	5/22/1996
Worldly wise 3000 : bk. 2 / Kenneth Hodkinson, Sandra Adams.574	TX0004565025	4/10/1998
Worldly wise 3000 / by Kenneth Hodkinson and Sandra Adams ; text ill. by Anne Lord ; cover art by Carol Maglitta.575	TX0005445918	9/24/2001

562	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
563	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
564	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
565	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
566	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
567	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
568	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
569	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
570	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
571	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
572	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
573	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
574	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
575	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Worldly wise : bk. 9 / Kenneth Hodkinson.576	TX0003100430	7/1/1991
Write about me, write about my world : teacher’s guide / by Elsie S. Wilmerding.577	TX0006008035	8/10/2004
Writing skills 1-2 / Diana Hanbury King.578	TX0002707274	12/13/1989
Writing skills 2 / Diana Hanbury King.579	TX0004084040	8/11/1995
Writing skills : bk. 1 / Diana Hanbury King.580	TX0006011206	8/10/2004
Writing skills for the adolescent / Diana Hanbury King.581	TX0001681558	10/25/1985
Attack math teacher’s resource book / Carole Greenes, Linda Schulman, Rika Spungin, George Immerzeel.582	TX0005358305	4/13/2001
Beyond the code : bk. 1 / Nancy M. Hall.583	TX0005358310	4/13/2001
Beyond the code : comprehension and reasoning skills : bk. 4 / Nancy M. Hall ; illustrated by Hugh Price an Alan Price.584	TX0005504580	4/9/2002
Dyslexia training program : schedule 1 student’s book / Patricia Bailey Beckham, Marietta Laing Biddle.585	TX0005358315	4/13/2001
Stepping stones : a path to critical thinking : bk. 2 / Vera Schneider ; illustrated by Ruth Linstromberg.586	TX0005504581	4/9/2002
Thinking about Mac and Tab : primary phonics comprehension workbook 5 / by Karen L. Smith.587	TX0005358307	4/13/2001
Voculary builder : bk. 1 / Austin M. Works.588	TX0003895590	9/29/1994
Voculary builder : bk. 3 / Austin M. Works.589	TX0003895591	9/29/1994
Voculary builder : bk. 4 / Austin M. Works.590	TX0003895589	9/29/1994

576	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
577	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
578	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
579	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
580	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
581	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
582	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
583	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
584	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
585	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
586	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
587	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
588	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
589	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
590	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Primary Phonics Intervention Guide Levels 1-6.591	TX0007039394	8/31/2009
Primary Phonics Teacher’s Guide 1-2-3.592	TX0007039363	8/31/2009
Primary Phonics Teacher’s Guide 4-5-6.593	TX0007039405	8/31/2009
Explode the code 5594	TX0003700928	12/17/1993
Screening Tests for identifying Children with Specific Language Disability: Teacher’s Manual	A 135391	1970
Screening Tests for identifying Children with Specific Language Disability (Form A)	A 146679	1970
Screening Tests for identifying Children with Specific Language Disability (Form A, B, C)	A 146681	1970
Screening Tests for identifying Children with Specific Language Disability (Form B and C)	A 176670	1970
Screening Tests for identifying Children with Specific Language Disability: Teacher’s Manual	A 208864	1971
Structures and Techniques: Remedial Language Training	A 79987	1969
Screening Tests for Identifying Children with Specific Language Disability (Form A, B, and C, and Teacher’s Manual)	A 811863	1966
Mac	A 847404	1966
Ted	A 847409	1966
The Wig	A 847410	1966
Teacher’s guide Senior English Review Exercises	A 866656	1966
Solving Language Difficulties	A 875 259	1966
Screening Tests for Identifying Children with Specific Language Disability: Teacher’s Manual	A 896 250	1967
Alphabetic Phonics: Structures and Procedures, Coding and Terminology, Formulas for Diving Words into Syllables, Formulas for Spelling Words	A 935500	1967
Alphabetic Phonics Workbook1	A 935502	1927
Alphabetic Phonics Alphabet Cards	A 942771	1967
Wordly Wise Book 1 and 2	A 950553	1967
Handprints : an early reading program : book C595	TX0005320058	11/7/2000
More primary phonics storybooks : bk 1-10596	TX0004523410	1/2/1997

591	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
592	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
593	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
594	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
595	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
596	Barbara W. Maker and Sons, Inc.; Authored by Educators Publishing Service, Inc., employer for hire is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Primary Phonics Set 4597	TX0004756906	4/10/1998
Vocabulary from classical roots : bk. 5598	TX0006320456	1/6/2006
Vocabulary from classical roots : bk. 5 : teacher’s guide and answer key599	TX0006320457	1/6/2006
Vocabulary from classical roots : bk. 6600	TX0006320458	1/6/2006
Phonics plus C : reteach and practice differentiated instruction guide601	TX0006320459	1/6/2006
SPIRE level 6 word cards602	TX0006409208	6/30/2006
Phonics plus K603	TX0006320455	1/6/2006
Handprints teacher’s guide for book A604	TX0005144929	2/14/2000
Handprints, book A605	TX0005144930	2/14/2000
Handprints storybook B606	TX0005155890	2/14/2000
Handprints : bk. B: an early reading program607	TX0005169444	3/14/2000
Handprints : storybooks C, set 1608	TX0005266984	4/20/2000

597	Barbara W. Maker and Sons, Inc.; Authored by Educators Publishing Service, Inc., employer for hire is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
598	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
599	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
600	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
601	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
602	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
603	Educators Publishing Service is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
604	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
605	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
606	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
607	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
608	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Handprints : an early reading program : teacher’s guide for book C609	TX0005253177	12/26/2000
Handprints : an early reading program : teacher’s guide for storybooks B610	TX0005266879	4/20/2000
Handprints : an early reading program : teacher’s guide for book B611	TX0005266880	4/20/2000
Handprints : an early reading program, set 2612	TX0005375592	4/13/2001
Handprints: an early reading program, storybooks D, set 1613	TX0005613024	9/9/2002
Handprints : an early reading program, teacher’s guide for storybooks C, set ..614	TX0005309367	11/7/2000
Handprints : an early reading program :bk. D.615	TX0005504579	4/9/2002
Handprints : an early reading program : storybooks B, set 2616	TX0006123207	3/4/2005
Handprints: Storybooks A, Set 3617	TX0006829408	9/28/2007
Handprints: Storybooks B, Sets 3618	TX0006829409	9/28/2007
Reading Comprehension in Varied Subject Matter, Book 2-3	A 129104	1970
Reading Comprehension in Varied Subject Matter, Book 1	A 1355387	1969
Solving Language Difficulties: Remedial Routines	A 208863	1971
Reading Comprehension in Varied Subject Matter, Book 3	A 288864	1971

609	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
610	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
611	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
612	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
613	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
614	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
615	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
616	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
617	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.
618	Ann Staman is currently listed as record owner, but filings are in process to correct record owner to School Specialty, Inc.

Title	Reg. Number	Reg. Date
Reading Comprehension in Varied Subject Matter, Book 4	A 288866	1971
Spellbound Phonic Reading and Spelling; Teacher’s Manual	A 384392	1972
Language Tool Kit	A 384397	1972
Reading Comprehension in Varied Subject Matter, Book 3	A 390376	1971
Reading Comprehension in Varied Subject Matter, Book 5-6	A 392763	1971
Reading Comprehension in Varied Subject Matter, Book 1-2	A 392765	1971
Spellbound Phonic Reading and Spelling	A 400057	1972
Recipe for Reading	A 401201	1972
Recipe for Reading	A 509655	1973
Reading Comprehension in Varied Subject Matter, Book 8	A 516405	1973
Language Tool Kit; Manual	A 669319	1975
Reading Comprehension in Varied Subject Matter, Book 9-10	A 669321	1975
Reading Comprehension in Varied Subject Matter, Book 1	A 763989	1975
Solving Language Difficulties, Remedial Routines	A 875259	1994

SPORTIME, LLC

Title	Reg. Number	Reg. Date
Bean bag bears.619	VAu000425885	3/5/1998
Bean bag bunnies. 620	VA0000884346	10/21/1997
Bean bag frogs. 621	VA0000875777	10/6/1997
Bean bag gorillas. 622	VA0000875779	10/6/1997

619	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
620	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
621	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
622	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.

Title	Reg. Number	Reg. Date
Bean bag hippo. 623	VA0000875780	10/6/1997
Bean bag pig. 624	VA0000875778	10/6/1997
Bean bag triceratops. 625	VAu000425884	3/5/1998
Bean bag turtles. 626	VA0000908300	10/24/1997
Bean bag tyrannosaurus. 627	VAu000425886	3/5/1998
Hands-On basketball. 628	VA0000932992	6/12/1998
Stuttering: helping the disfluent preschool child / Julie A. Blonigen.	TX0004292208	5/22/1996
TRAP: Testing & remediating auditory processing / Lynn V. Baron Berk. 629	TX0004693615	12/11/1997
Warmups & workouts: exercises for learning “r” / Jane Folk; Sara Folk, illustrator. 630	TX0004292198	5/22/1996
Blonigen fluency program / Julie A. Blonigen. 631	TX0005375899	1/4/2001
I can say R.632	TX0005539440	5/21/2002
I can say S. 633	TX0005539439	5/21/2002
MCLA: Measure of cognitive-linguistic abilities / Wendy J. Ellmo, Jill M. Graser, Elizabeth A. Krchnavek, Deborah B. Calabrese, Kimberly Hauck. 634	TX0004314064	5/20/1996

623	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
624	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
625	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
626	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
627	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
628	Select Service & Supply d.b.a. Sportime International is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
629	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
630	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
631	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
632	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
633	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
634	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.

Title	Reg. Number	Reg. Date
What is auditory processing? / Susan Bell. 635	TX0003721616	2/1/1994
What is dementia? / Mary Jo Santo Pietro. 636	TX0005027090	8/9/1999

635	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.
636	Speech Bin, Inc. is currently listed as record owner, but filings are in process to correct record owner to Sportime, LLC.

Schedule 10

Commercial Tort Claims

None.

Schedule 11

Deposit Accounts and Securities Accounts

US Accounts Owner	Type of Account	Bank(1)	Account Number

School Specialty, Inc.	Operating	JPMorgan Chase

School Specialty, Inc.	Disbursement-Payroll	JPMorgan Chase

School Specialty, Inc.	Disbursement-PPO	JPMorgan Chase

Califone International, LLC	Credit Card Depository	JPMorgan Chase

Delta Education, LLC	Credit Card Depository	JPMorgan Chase

School Specialty, Inc. (d/b/a Educational Publishing Service)	Credit Card Depository	JPMorgan Chase

School Specialty, Inc. (d/b/a Educational Publishing Service)	Disbursement-Payables	JPMorgan Chase

School Specialty, Inc.	Concentration	JPMorgan Chase

School Specialty, Inc. (EPS)	Lockbox	JPMorgan Chase

School Specialty, Inc.	Lockbox	JPMorgan Chase

School Specialty, Inc.	Lockbox	JPMorgan Chase

Califone International, LLC	Lockbox	JPMorgan Chase

School Specialty, Inc.	Disbursement-Payables	JPMorgan Chase

School Specialty, Inc.	Credit Card Depository	JPMorgan Chase

School Specialty, Inc.	E-Tail Depository Account	JPMorgan Chase

Premier Agendas, LLC	Depository	JPMorgan Chase

Califone International, LLC	Depository	Wells Fargo Bank

School Specialty, Inc.	Depository-TL Collateral	JPMorgan Chase

School Specialty, Inc.	Concentration	JPMorgan Chase

School Specialty, Inc.	Operating	Bank of America Merrill Lynch

School Specialty, Inc.	Depository-E-Tail	Bank of America Merrill Lynch

School Specialty, Inc.	Depository-Term Loan	Bank of America Merrill Lynch

US Accounts

School Specialty, Inc.	Depository-Electronic Payments	Bank of America Merrill Lynch

School Specialty, Inc.	Disbursement-Spark Working Fund	Bank of America Merrill Lynch

School Specialty, Inc.	Depository-Credit Card EPS	Bank of America Merrill Lynch

School Specialty, Inc.	Depository-Credit Card EBS	Bank of America Merrill Lynch

Califone International, LLC	Depository-Credit Card Califone	Bank of America Merrill Lynch

School Specialty, Inc.	Concentration	Bank of America Merrill Lynch

School Specialty, Inc.	Disbursement-Medical CDA	Bank of America Merrill Lynch

School Specialty, Inc.	Disbursement-Flex CDA	Bank of America Merrill Lynch

School Specialty, Inc.	Disbursement-EPS CDA	Bank of America Merrill Lynch

School Specialty, Inc.	Disbursement-EBS CDA	Bank of America Merrill Lynch

Califone International, LLC	Disbursement-Califone CDA	Bank of America Merrill Lynch

School Specialty, Inc.	Disbursement-Payroll CDA	Bank of America Merrill Lynch

(1)	The accounts at JPMorgan Chase are in the process of being closed.

Schedule 12

Letter-of-Credit Rights

None.

Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of October 31, 2014 to the Credit Agreement dated as of June 11, 2013 (the “Existing Credit Agreement”) among SCHOOL SPECIALTY, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in each such capacity, the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) account for permitted restructuring cost addback adjustments and (ii) effect certain other amendments to the Existing Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement (as defined below) has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment Effective Date, refer to the Existing Credit Agreement as amended hereby (the “Amended Credit Agreement”). This Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement.

SECTION 2. Amendments.

(i) New Defined Term. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“2014 Incentive Plan” shall mean the 2014 Incentive Plan of School Specialty, Inc. (Effective as of April 24, 2014), as amended May 22, 2014, as the same may be amended, restated, modified, supplemented, or replaced from time to time.

(ii) Amended Defined Terms.

(A) The defined term “Consolidated EBITDA” is hereby amended by replacing clause (iv) entirely to read in full as follows:

(A) non-recurring, unusual or extraordinary charges for such period, (B) business optimization expenses and other restructuring charges or reserves (which, for the avoidance of doubt, shall include the effect of inventory optimization programs, facility closure, facility consolidations, duplicative facility costs, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges), and (C) cash expenses relating to earn outs and similar obligations; provided that the aggregate amount to be added back pursuant to this clause (iv) shall not exceed, (1) for the fiscal year ended April 26, 2014, $8,100,000, (2) for the fiscal year ending April 25, 2015, $15,000,000, (3) for the fiscal year ending April 30, 2016, $15,000,000 and (4) for each fiscal year thereafter, 10% of Consolidated EBITDA (determined before giving effect to the addback in this clause (iv)) for such period;

(B) The defined term “Equity Interests” in Section 1.01 of the Existing Credit Agreement is hereby amended to read in full as follows:

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest, restricted stock units and stock appreciation rights.

(iii) Amendment of Section 6.07(a). Section 6.07(a) of the Existing Credit Agreement is hereby amended by adding subclause (v) at the end of the section to read in full as follows:

so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may make payments with respect to the net settlement of option exercises and cash settlement of stock appreciation rights pursuant to the 2014 Incentive Plan in an aggregate amount not to exceed $1,000,000 in any fiscal year.

(iv) Amendment of Section 9.01(a). Section 9.01(a) of the Existing Credit Agreement is hereby amended in full by replacing such section with the following:

if to the Borrower, to it at School Specialty, Inc., W6316 Design Drive, Greenville, WI 54942, Attention of Joseph M. Yorio (Fax No. (920) 882-5863, Email: joseph.yorio@schoolspecialty.com)

(v) Amendment to Section 2.05(b). Section 2.05(b) of the Existing Credit Agreement is hereby amended in full by replacing such section with the following:

In the event all or any portion of the Term Loans are prepaid (or effectively refinanced through an amendment or repricing) for any reason (other than a mandatory prepayment pursuant to Section 2.13(a) or 2.13(c)) prior to the second anniversary of the Amendment Effective Date, the Borrower shall pay to the Administrative Agent for the ratable account of each Term Lender a prepayment premium equal to (i) 3.00% of the principal amount of Term Loans repaid, repriced or refinanced (if such prepayment, repricing or refinancing occurs on or prior to the six month anniversary of the Amendment Effective Date), (ii) 2.00% of the principal amount of Term Loans repaid, repriced or refinanced (if such prepayment, repricing or refinancing occurs on or prior to the first anniversary of the Amendment Effective Date and after the six month anniversary of the Amendment Effective Date) and (iii) 1.00% of the principal amount of Term Loans repaid, repriced or refinanced (if such prepayment, repricing or refinancing occurs on or prior to the second anniversary of the Amendment Effective Date and after the first anniversary of the Amendment Effective Date); provided that the prepayment premium in clauses (i) and (ii) shall be reduced to 1.00% for any repayment, repricing or refinancing of the Term Loans made in connection with a Change of Control or the Borrower’s acquisition of all or substantially all of the assets or outstanding equity interests of, or merger or consolidation with, any Person with an enterprise value equal to or greater than $100 million. Such amounts shall be due and payable on the date of effectiveness of such repayment, repricing or refinancing.

(vi) Amendment to Section 6.14. Section 6.14 of the Existing Credit Agreement is hereby amended by adding the following proviso at the end of such section:

provided, however, that Borrower may, on written notice to the Administrative Agent, change its fiscal year end to December 31, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

(vii) Amendment to Guarantee and Collateral Agreement. Section 1(c) of the Guarantee and Collateral Agreement is hereby amended by replacing the defined term “Credit Agreement” in its entirety to read as follows:

“Credit Agreement” means the Credit Agreement, dated as of June 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time), among School Specialty, Inc., the Lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent.

SECTION 3. Representations of Borrower. The Borrower represents and warrants that after giving effect to the waiver in Section 4 below (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 4. Waiver of Event of Default. The Agent hereby waives any Default or Event of Default arising under the Existing Credit Agreement that occurred or that, absent such waiver, would otherwise have occurred under Sections 7.01(a), 7.01(d), 7.01(e), 7.01(f), 7.01(k) or 7.01(l) of the Existing Credit Agreement and Sections 5(a), 5(b), 6(a), 7(a), 7(b), 7(k) or 20 of the Guarantee and Collateral Agreement as a result of the conversion of the entities listed on Schedule 1 hereto to Delaware limited liability companies (and mergers entered into to effectuate such conversions) and any failure to give notice or take other actions required by the Existing Credit Agreement or the Guarantee and Collateral Agreement in connection therewith; provided that this section shall not constitute a waiver of any such Default or Event of Default occurring or continuing on or after the Amendment Effective Date.

SECTION 5. Binding Effect. This Amendment shall become effective and legally binding on the date hereof when the Agent shall have received from each of the Borrower and the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include facsimile transmission or a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. This Amendment shall bind each party’s successors and assigns, including any Person to whom any Lender party hereto assigns any of its interests, rights and obligations under the Existing Credit Agreement.

SECTION 6. Effectiveness of Amendments. The Amendments set forth in Section 3 above shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of such conditions precedent, the “Amendment Effective Date”):

(a) the Agent shall have received an amendment fee in an amount equal to $140,000;

(b) the Agent shall have received an amendment fee for the account of each Lender that consents to this Amendment by October 27, 2014 in an amount equal to 0.375% of the amount of such Lender’s Loans;

(c) the Agent shall have received a certificate signed by a Responsible Officer of the Borrower, as of the Amendment Effective Date, which certifies that all of the representations set forth in Section 3 above are true and correct as of the Amendment Effective Date;

(d) the Borrower shall have paid or have caused to be paid (i) all fees, charges and disbursements of counsel to the Agent (directly to such counsel if requested by the Agent) and (ii) all other expenses of the Agent and the Lenders in connection with the Loan Documents, in each case, to the extent invoiced prior to or on the Amendment Effective Date; and

(e) the Agent shall have received fully executed Security Documents (including supplements thereto), and shall have taken such other actions, as shall be reasonably requested by the Administrative Agent to create or perfect Liens intended to be created or perfected by the Loan Documents.

SECTION 7. Certain Consequences Of Effectiveness.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any Guarantor or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b) Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan document in similar or different circumstances.

(c) By signing this Amendment, the Borrower and each Guarantor hereby confirms that (i) the obligations of the Borrower and each Guarantor under the Amended Credit Agreement and the other Loan Documents as amended hereby constitute “Secured Guarantees” and are entitled to the benefit of the guarantees and the security interests set forth in the Security Documents, (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to the Collateral Agent by such Person pursuant to each Loan Document to which it is party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Guarantees as amended hereby.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SCHOOL SPECIALTY, INC.

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CALIFONE INTERNATIONAL, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CLASSROOMDIRECT.COM, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CHILDCRAFT EDUCATION, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

DELTA EDUCATION, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

SPORTIME, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

PREMIER AGENDAS, LLC By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

BIRD-IN-HAND WOODWORKS, LLC By: CHILDCRAFT EDUCATION, LLC., its sole member By: SCHOOL SPECIALTY, INC., its sole member

By:	/s/ Kevin Baehler
	Name:	Kevin Baehler
	Title:	Senior Vice President and Chief Accounting Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

Marathon CLO IV Ltd.

By:	/s/ Jake Hyde
	Name:	Jake Hyde
	Title:	Authorized Signatory

Marathon CLO V Ltd.

By:	/s/ Jake Hyde
	Name:	Jake Hyde
	Title:	Authorized Signatory

Steel Excel Inc.

By:	/s/ Jack Howard
	Name:	Jack Howard
	Title:	President

Bluemountain CLO 2013-3 Ltd. By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

Bluemountain CLO 2013-1 LTD. By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

Bluemountain CLO 2013-2 LTD. By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2014-2 Ltd.

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2014-3 Ltd.

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2011-1 Ltd By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2012-1 Ltd By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2012-2 Ltd By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

BlueMountain CLO 2014-1 Ltd

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

DG Value Partners LP

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

DG Value Partners II Master Fund LP

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

Special Situations X, LLC

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

Special Situations, LLC

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

DG Credit Opportunities LP

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

HUDSON BAY ABSOLUTE RETURN CREDIT OPPORTUNITIES MASTER FUND LTD.

By:	/s/ Marc [Illegible]
	Name:	Marc [Illegible]
	Title:	Authorized Signatory

MATLINPATTERSON GLOBAL OPPORTUNITIES MASTER FUND L.P. By: MatlinPatterson Global Advisers LLC as Advisor for MatlinPatterson Global Opportunities Master Fund L.P.

By:	/s/ Sherry Gao
	Name:	Sherry Gao
	Title:	Director of Finance

Alpine Funding LLC

By:	/s/ Richard T. Allorto Jr.
	Name:	Richard T. Allorto Jr.
	Title:	CFO

OFSI Fund V. Ltd. By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

OFSI Fund VI, Ltd. By: OFS Capital Management, LLC Its: Collateral Manager

By:	/s/ Maureen S. Ault
	Name:	Maureen S. Ault
	Title:	Director

COF II LOANS ACQUISITION, LLC

By:	/s/ John F. O’Hare
	Name:	John F. O’Hare
	Title:	Co-Portfolio Manager

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

BLT 13 LLC

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

Deseret Healthcare Employees Benefits Trust

By:	Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Deseret Mutual Retiree Medical & Life Plan Trust By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Deseret Mutual Employee Pension Trust By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Virginia Retirement System By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazove Aggressive Growth Fund, L.P. By: Zazove Associates, LLC, General Partner

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazbond, LLC By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazove Convertible Securities Fund, Inc. By: Zazove Associates, LLC, investment advisor with discretionary authority

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

Zazove High Yield Convertible Securities Fund, L.P. By: Zazove Associates, LLC, General Partner

By:	/s/ Steven M. Kleiman
	Name:	Steven M. Kleiman
	Title:	Chief Operating Officer

BulwarkBay Credit Opportunities Master Fund Ltd

By:	/s/ Michael Hanna
	Name:	Michael Hanna
	Title:	Portfolio Manager

Schedule 1

Bird-In-Hand Woodworks, Inc.

Califone International, Inc.

Childcraft Education Corp.

Premier Agendas, Inc.

Sax Arts & Crafts, Inc.

Frey Scientific, Inc.

1